[BOOK ONE]

                                      ANNUAL
                                      REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                                 AUGUST 31, 1997

                                      BENHAM
                                      GROUP

                       California Limited-Term Tax-Free
                     California Intermediate-Term Tax-Free
                         California Long-Term Tax-Free

                               TABLE OF CONTENTS

Report Highlights ........................................................... 1
Our Message to You .......................................................... 2
Market Perspective .......................................................... 3
Municipal Credit Review ..................................................... 4
California Limited-Term Tax-Free
           Performance & Portfolio Information .............................. 5
           Management Q & A ................................................. 6
           Schedule of Investments .......................................... 9
           Financial Highlights .............................................36
California Intermediate-Term Tax-Free
           Performance & Portfolio Information ..............................12
           Management Q & A .................................................13
           Schedule of Investments ..........................................16
           Financial Highlights .............................................37
California Long-Term Tax-Free
           Performance & Portfolio Information ..............................22
           Management Q & A .................................................23
           Schedule of Investments ..........................................26
           Financial Highlights .............................................38
Statements of Assets and Liabilities ........................................30
Statements of Operations ....................................................31
Statements of Changes in Net Assets .........................................32
Notes to Financial Statements ...............................................33
Independent Auditors' Report ................................................39
Proxy Voting Results ........................................................40
Background Information
           Investment Philosophy & Policies .................................44
           Comparative Indices ..............................................44
           Lipper Rankings ..................................................44
           Investment Management Team .......................................44
Glossary ....................................................................45

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups to help you identify those that best fit your needs. These groups, which appear below, are designed to help simplify your fund decisions.

                   AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
  California Limited-Term
California Intermediate-Term
   California Long-Term

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.

                                                    AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Municipal securities produced solid returns during the fiscal year as interest rates declined overall. Longer-term securities performed best.

* Relatively low municipal issuance and strong demand helped support municipal bond prices.

* Credit spreads fell to historically low levels because of the increase in insured securities and stronger California municipal credit quality.

MUNICIPAL CREDIT REVIEW

* California's economy continued to expand during the fiscal year, leading to further improvements in state and local municipal credit quality.

* Emanating from the Bay Area, growth has been spreading throughout much of California, especially among the coastal areas of Southern California.

* We believe the favorable growth scenario currently in place will result in yet another upgrade of California's credit rating in the near future.

LIMITED-TERM TAX-FREE

* The Fund turned in a strong performance for the fiscal year ended August 31, 1997.

* The fund performed well primarily because of our careful security selection.

* Another factor enhancing the fund's returns was our selective addition of newly issued securities.

* Going forward, we will likely maintain the fund's slightly longer-than-average maturity compared with its peers.

INTERMEDIATE-TERM TAX-FREE

* The Fund turned in a favorable performance for the fiscal year ended August 31, 1997, reflecting improving economic conditions.

* Careful security selection helped to add to the fund's returns.

* Our outlook for municipal securities is generally positive as inflation still appears under control.

* Going forward, we will likely maintain the fund's conservative positioning until market conditions seem to warrant a different stance.

LONG-TERM TAX-FREE

* The fund's returns and yields exceeded those of the average California long-term municipal fund for the fiscal year ended August 31, 1997.

* To enhance the fund's yield and return, we were underweighted in bonds with coupons between 5.125% and 5.875% and overweighted in higher-yielding premium bonds and lower-coupon discount and non-callable bonds.

* Going forward, we'll continue to manage the fund conservatively. We'll likely adopt a contrarian strategy best suited to a range-bound market.

            CALIFORNIA LIMITED-TERM

TOTAL RETURNS:                 AS OF 8/31/97
     6 Months                         2.53%*
     1 Year                            5.42%

NET ASSETS:                   $126.6 million
     (AS OF 8/31/97)

INCEPTION DATE:                       6/1/92

TICKER SYMBOL:                         BCSTX


         CALIFORNIA INTERMEDIATE-TERM

TOTAL RETURNS:                 AS OF 8/31/97
     6 Months                         3.45%*
     1 Year                            7.39%

NET ASSETS:                   $435.4 million
     (AS OF 8/31/97)

INCEPTION DATE:                      11/9/83

TICKER SYMBOL:                         BCITX


              CALIFORNIA LONG-TERM

TOTAL RETURNS:                 AS OF 8/31/97
     6 Months                         4.29%*
     1 Year                            9.70%

NET ASSETS:                   $304.7 million
     (AS OF 8/31/97)

INCEPTION DATE:                      11/9/83

TICKER SYMBOL:                         BCLTX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 45.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    For the twelve months ended August 31, 1997, municipal bonds posted strong returns as bond yields declined overall. Municipal bonds benefited from the fact that issuance of new securities remained relatively low. In the following pages, our municipal investment team provides further details about the municipal bond market and how your fund was managed during the period.

    During the summer, American Century held its largest proxy vote ever, asking shareholders to approve measures to simplify fund management and eliminate overlapping funds. Most notably, shareholders approved a unified fee for all funds. In the past, many of our funds had both a management fee and separate administrative and transfer agency fees. Under the new fee structure, fund shareholders pay one annual management fee, based on a percentage of fund assets.

    We also made some important corporate changes. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change, Jim Stowers, Jr. and Jim Stowers III will be able to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system they pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will lead us and our investors to success in the next century.

    In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc. Through this partnership, we see many opportunities to expand the range of investment choices and services we offer you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this new relationship, American Century will continue to operate as an independent company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction. American Century's corporate management team remains the same, and the Stowers family will retain voting control of the company.

    In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Companies, Inc.         American Century Companies, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

Narrowing Credit Spreads: Insured vs. BBB Bond Yields
8/31/96 through 8/31/97
Bond Yields          BBB          AAA Insured
08/31/00            6.50%            5.87%
09/07/00            6.57%            6.00%
09/14/00            6.50%            5.90%
09/21/00            6.45%            5.85%
09/28/00            6.30%            5.70%
10/05/00            6.20%            5.60%
10/12/00            6.35%            5.80%
10/19/00            6.27%            5.72%
10/26/00            6.37%            5.87%
11/02/00            6.27%            5.70%
11/09/00            6.23%            5.66%
11/16/00            6.18%            5.66%
11/23/00            6.13%            5.61%
11/30/00            6.08%            5.56%
12/07/00            6.05%            5.53%
12/14/00            6.20%            5.72%
12/20/00            6.18%            5.70%
12/28/00            6.16%            5.68%
01/04/01            6.12%            5.64%
01/11/01            6.29%            5.76%
01/18/01            6.33%            5.80%
01/25/01            6.31%            5.80%
02/01/01            6.31%            5.80%
02/08/01            6.26%            5.75%
02/15/01            6.23%            5.72%
02/22/01            6.09%            5.65%
03/01/01            6.14%            5.72%
03/08/01            6.17%            5.75%
03/15/01            6.25%            5.83%
03/22/01            6.29%            5.86%
03/29/01            6.34%            5.90%
04/05/01            6.38%            5.95%
04/12/01            6.38%            5.95%
04/19/01            6.37%            5.88%
04/26/01            6.37%            5.92%
05/03/01            6.27%            5.82%
05/10/01            6.22%            5.77%
05/17/01            6.06%            5.72%
05/24/01            6.05%            5.71%
05/31/01            6.00%            5.66%
06/07/01            5.93%            5.59%
06/14/01            5.88%            5.54%
06/21/01            5.82%            5.48%
06/28/01            5.92%            5.58%
07/05/01            5.85%            5.52%
07/12/01            5.81%            5.48%
07/19/01            5.76%            5.43%
07/26/01            5.60%            5.40%
08/02/01            5.57%            5.37%
08/09/01            5.67%            5.47%
08/16/01            5.73%            5.58%
08/23/01            5.79%            5.64%
08/30/01            5.76%            5.61%

Source: Bear Stearns

    Municipal securities produced solid returns during the twelve months ended August 31, 1997, as interest rates declined. Longer-term securities, which are most sensitive to changes in interest rates and inflation, performed best. The Lehman Long-Term Municipal Index returned 11.26% for the period; in contrast, the Lehman 3-Year Municipal Index returned 5.65%.

    Despite lower rates overall, municipal yields fluctuated throughout the period (see the accompanying graph). Yields rose and prices fell most sharply in the first quarter of 1997, when it appeared rapid economic growth and wage gains would spark inflation. To head-off potential inflation, the Federal Reserve (the
Fed) raised short-term interest rates in March, the first increase since February 1995.

    Municipal securities began to rally (and yields fell) in May, when U.S. economic growth slowed and it was clear that inflation remained tame. Rising worker productivity also helped bonds because it suggests that wages can rise without translating into higher prices.

    Demand from retail investors for municipal securities was reasonably strong during the period. Property and casualty insurance companies in particular were big buyers, especially early in the period.

    Municipal debt issuance is up so far in 1997 over 1996 levels, but is still low by historical standards. Total municipal debt issuance topped $126 billion through August; in contrast, only $118 billion in muni debt was issued for all of 1996. The combination of relatively strong demand and low supply compared with prior years supported municipal prices throughout the period.

    Low supply in recent years has caused a fight for market share among bond insurers. While insurers used to insure municipal bonds down to an A rating, they have recently begun to insure even BBB-rated bonds. As a result, about 70% of all municipal debt issued in California now comes to market insured with a AAA rating.

    This has helped boost credit quality generally by dramatically reducing the amount of securities issued at the lower investment grades. But it has increased competition for a shrinking supply of lower-rated, higher-yielding paper. The net effect is that the market is paying less and less attention to credit quality in an attempt to grab yield.

    The scarcity of high-yielding securities caused the difference in yield, or "spread," between securities rated AAA and BBB paper to fall to historically low levels (see the accompanying graph). The strong growth of California's economy and tax revenues have also contributed to this trend as credit quality improves across the state (see page 4).


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                            MUNICIPAL CREDIT REVIEW

[line graph - data below]

California Unemployment
1/31/90            5.0%
2/28/90            5.1%
3/31/90            5.2%
4/30/90            5.4%
5/31/90            5.4%
6/30/90            5.5%
7/31/90            5.6%
8/31/90            5.8%
9/30/90            6.1%
10/31/90           6.4%
11/30/90           6.8%
12/31/90           6.9%
1/31/91            7.0%
2/28/91            7.4%
3/31/91            7.7%
4/30/91            7.8%
5/31/91            7.7%
6/30/91            7.7%
7/31/91            7.8%
8/31/91            7.7%
9/30/91            7.8%
10/31/91           7.9%
11/30/91           8.0%
12/31/91           8.2%
1/31/92            8.4%
2/29/92            9.0%
3/31/92            8.9%
4/30/92            9.0%
5/31/92            9.1%
6/30/92            9.3%
7/31/92            9.4%
8/31/92            9.6%
9/30/92            9.7%
10/31/92           9.7%
11/30/92           9.7%
12/31/92           9.7%
1/31/93            9.7%
2/28/93            9.6%
3/31/93            9.5%
4/30/93            9.3%
5/31/93            9.4%
6/30/93            9.4%
7/31/93            9.3%
8/31/93            9.3%
9/30/93            9.3%
10/31/93           9.3%
11/30/93           9.3%
12/31/93           9.2%
1/31/94            9.2%
2/28/94            9.3%
3/31/94            9.0%
4/30/94            8.8%
5/31/94            8.9%
6/30/94            8.7%
7/31/94            8.6%
8/31/94            8.5%
9/30/94            8.3%
10/31/94           8.1%
11/30/94           7.9%
12/31/94           7.8%
1/31/95            8.1%
2/28/95            7.8%
3/31/95            7.8%
4/30/95            7.9%
5/31/95            7.9%
6/30/95            7.8%
7/31/95            7.8%
8/31/95            7.8%
9/30/95            7.8%
10/31/95           7.8%
11/30/95           7.9%
12/31/95           7.8%
1/31/96            7.6%
2/29/96            7.6%
3/31/96            7.5%
4/30/96            7.4%
5/31/96            7.3%
6/30/96            7.2%
7/31/96            7.1%
8/31/96            7.1%
9/30/96            7.1%
10/31/96           7.0%
11/30/96           6.9%
12/31/96           6.8%
1/31/97            6.9%
2/28/97            6.5%
3/31/97            6.6%
4/30/97            6.5%
5/31/97            6.4%
6/30/97            6.3%
7/31/97            6.2%
8/31/97            6.2%

Source: DRI/McGraw Hill


    California's economy continued to improve during the fiscal year ended August 31, 1997. The state's ability to generate strong job growth in various sectors, while benefiting from an improving national economy, has been the cornerstone of California's impressive economic growth. With the state's workforce burgeoning, the unemployment rate dropped to 6.2% by August 1997 (see the accompanying graph), down sharply from the 7.1% figure posted in August 1996. Not only has California's employment growth continued to exceed the national average, but so have its income gains. Perhaps the largest contributor to this favorable scenario has been strong growth in the high-technology sector, which has helped eliminate the negative impact of the job losses caused by the 1990 recession.

    Another factor working in California's favor is its exports, which are nearly equal those of the other 49 states combined. Its gross product surpassed the $1 trillion milestone in 1997--a landmark passed by the U.S. as a whole less than 30 years ago. The state's finances also continue to improve--its revenue for the 1996-1997 fiscal year was approximately $300 million over budget.

    Anchoring the state's strongest growth has been the San Francisco Bay Area, led by the hub of the state's thriving high-technology industry, Santa Clara County. This growth trend has been spreading throughout much of California, especially among the coastal areas of Southern California. For instance, year-over-year employment growth in the Los Angeles County area was 4%. Other improving coastal areas include San Diego, Long Beach and Orange County, which is benefiting from a thriving biotechnology industry. The central valley areas, such as Sacramento and Stanislaus Counties, are also experiencing improved economic conditions.

    As a result of the stronger economy, both state and local municipal credit quality have continued to improve. Securities that benefited the most from this trend were tax-based securities such as COPs and tax-allocation bonds. On the other hand, electric utility and hospital issues suffered under increased competition in their industries.

    Despite the currently favorable environment, California will likely face some difficult choices in the coming years. Foremost among these concerns is the likelihood that capital needs will increase for education and transportation. The state's infrastructure, particularly its public school system, will require additional funds to support its burgeoning population. In addition, California housing prices have continued to rise along with the cost of living, making quality of life issues a greater concern for residents.

    Nevertheless, our outlook for the state's credit rating remains very positive. We believe the favorable growth scenario currently in place will result in yet another upgrade of California's credit rating in the near future.

    To help insure that the municipals chosen for the California funds match our strict criteria, the five members of our municipal credit research team continue to keep a close watch on these issues and other economic and legislative trends within the state.


4      MUNICIPAL CREDIT REVIEW                AMERICAN CENTURY INVESTMENTS


                       CALIFORNIA LIMITED-TERM TAX-FREE

                                      30-DAY                 30-DAY TAX-EQUIVALENT YIELDS
                                        SEC       34.70%        37.42%          41.95%            45.22%
                                       YIELD    Tax Bracket   Tax Bracket     Tax Bracket      Tax Bracket
---------------------------------------------------------------------------------------------------------------
YIELDS AS OF AUGUST 31, 1997

California Limited-Term Tax-Free       3.67%       5.62%         5.86%           6.32%             6.70%

Yields are defined in the Glossary on page 45.

                                                                                     AVERAGE ANNUAL RETURNS
                                          6 MONTHS      1 YEAR           3 YEARS         5 YEARS       LIFE OF
FUND(1)
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF AUGUST 31, 1997

California Limited-Term Tax-Free .......... 2.53%         5.42%           4.87%           4.52%           4.74%

Lehman 3-Year Municipal Bond Index ........ 2.32%         5.65%           5.41%           5.02%           5.31%(2)

Average California Short-Intermediate
Municipal Debt Fund(3) .................... 2.29%         5.12%           4.98%           4.82%           4.97%(2)

Fund's Ranking Among California
Short-Intermediate Municipal
Debt Funds(3) .............................  --        4 out of 10     4 out of 6      2 out of 2        2 out of 2

(1) Inception date was June 1, 1992.

(2) Since 6/30/92, the date nearest the fund's inception for which data are available.

(3) According to Lipper Analytical Services.

See pages 44-45 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

Growth of $10,000 Over Life of Fund
$10,000 investment made 6/30/92
Value on 8/31/97

                   Limited-Term         Lehman 3-Year
                    Tax-Free           Municipal Index
Jun-92              $10,000               $10,000
Jun-92              $10,074               $10,122
Sep-92              $10,277               $10,357
Dec-92              $10,413               $10,451
Mar-93              $10,616               $10,662
Jun-93              $10,754               $10,822
Sep-93              $10,913               $10,976
Dec-93              $11,029               $11,100
Mar-94              $10,881               $10,951
Jun-94              $10,942               $11,070
Sep-94              $11,037               $11,175
Dec-94              $10,962               $11,176
Mar-95              $11,290               $11,489
Jun-95              $11,518               $11,732
Sep-95              $11,683               $11,982
Dec-95              $11,874               $12,167
Mar-96              $11,904               $12,235
Jun-96              $11,995               $12,334
Sep-96              $12,163               $12,497
Dec-96              $12,341               $12,708
Mar-97              $12,385               $12,759
Jun-97              $12,628               $12,995
Aug-97              $12,752               $13,123

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. This graph begins on 6/30/92, the date nearest the fund's inception for which data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                      8/31/97           8/31/96
Number of Securities                    75                55
Weighted Average Maturity            3.5 years         3.0 years
Average Duration                     2.9 years         2.6 years
Expense Ratio                          0.49%             0.49%


ANNUAL REPORT                      CALIFORNIA LIMITED-TERM TAX-FREE       5


                       CALIFORNIA LIMITED-TERM TAX-FREE

MANAGEMENT Q & A

    An interview with Joel Silva, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM?

    The fund turned in a strong performance for the fiscal year ended August 31, 1997. For the period, the fund's 5.42% return was higher than the 5.12% average return of the 10 "California Short-Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND PERFORM WELL AGAINST ITS PEERS?

    One reason was our careful security selection. In early spring, we invested nearly 6% of the fund's assets in Puerto Rico municipal securities. These securities have the unique distinction of providing double tax-free income for investors in all 50 states and provide a viable alternative to California municipals when conditions warrant. Since we felt many of the available California municipals were overpriced, we chose more attractively valued Puerto Rico securities. That choice paid off handsomely--these securities performed better than we expected, boosting the fund's returns.

[bar chart - data below]

California Limited-Term Tax-Free's One-Year Returns
Since Inception (Periods ended August 31)

             Limited-Term        Lehman 3-Year
               Tax-Free         Municipal Index
1992              1.47%              2.73%
1993              6.15%              6.38%
1994              1.90%              2.51%
1995              5.33%              6.68%
1996              3.87%              3.95%
1997              5.42%              5.65%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 44 for a definition of the index.

* Return from the fund's 6/1/92 inception date to 8/31/92.


6      CALIFORNIA LIMITED-TERM TAX-FREE       AMERICAN CENTURY INVESTMENTS


                       CALIFORNIA LIMITED-TERM TAX-FREE

    Another factor enhancing the fund's returns was our ability to buy a larger-than-usual amount of newly issued securities rather than ones already available in the marketplace. A large influx of investment capital into the fund caused its assets to grow nearly 8% over the last six months. Using these funds, we selectively added new issues we felt were attractively valued.

THE FUND IS NOW HOLDING SOME BONDS RATED BBB. DID YOU USE SOME OF THE INCOMING CASH TO PURCHASE THESE SECURITIES?

    Yes. Rather than use the money to purchase municipals rated AA, which were hard to find at attractive prices, we invested the cash inflows in lower-rated municipals.

    The most attractively priced municipals we found were primarily rated BBB. The introduction of these securities, many of which were new issues, into the fund's portfolio shifted its credit structure. The net result was that the percentage of municipals rated AAA remained unchanged, while the percentage of AA municipals decreased and the percentage of BBB securities increased. We believe that this slight "credit barbell," where securities are held at the ends of the fund's credit spectrum, will continue to perform well in the current market environment.

WAS THE MUNICIPAL CREDIT RESEARCH TEAM INSTRUMENTAL IN FINDING THESE SECURITIES

    Yes. The team continued to make accurate assessments of specific credit situations and helped us steer clear of many overpriced issues. To find such hidden values, our credit research team analyzes detailed financial information, talks directly with municipal officials and frequently travels around the state for on-site visits and tours. California is a complex, dynamic state, and thorough research is an integral part of the security selection process. We therefore work closely with our municipal credit research staff to find securities that we feel will enhance the fund's performance.

HOW DID YOU MANAGE THE FUND'S AVERAGE MATURITY DURING THE PERIOD?

    We made only minor adjustments during the first half of the period, adopting a neutral position relative to the fund's peers. Due to uncertainty about interest rates and the possibility of further Fed rate increases, we felt this conservative stance was warranted. By the time June arrived, however, uncertainty in the marketplace quickly dissipated as inflation remained benign. With the market rally gaining momentum, we lengthened the fund's average maturity slightly to take advantage of rising bond prices. By the end of the period, the fund's average maturity was a bit longer than that of its peers.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
Revenue                  53%
GO                       17%
COPs/Leases              17%
Prerefunded/ETM           9%
Land-Secured              3%
Other                     1%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/97)
Revenue                  50%
Prerefunded/ETM          15%
COPs/Leases              15%
GO                       13%
Land-Secured              4%
Other                     3%


ANNUAL REPORT                      CALIFORNIA LIMITED-TERM TAX-FREE       7


                       CALIFORNIA LIMITED-TERM TAX-FREE

DID YOU MAKE ANY CHANGES TO THE FUND'S STRUCTURE DURING THE FISCAL YEAR?

    Yes. Structural adjustments remain another important tool we use to enhance the fund's returns. Early in the fiscal year, the fund was structured to take advantage of the steep municipal yield curve environment, with a heavier weighting in securities maturing in one year and 5-8 years and an underweighting in intermediate-term securities.

    This "barbell" structure tends to perform best when the yield curve moves from steep to flat, as it did during the latter part of the period. While the yield curve continued to flatten in recent months, we will likely maintain the fund's barbelled position until rates stabilize. At that time, we will reassess the fund's position and make any appropriate adjustments.

WHAT IS THE OUTLOOK FOR MUNICIPAL SECURITIES GOING FORWARD?

    Our outlook for municipals is generally positive. Inflation remains tame, having risen at a mere 1.6% annual rate during the first eight months of 1997. "Real" interest rates (nominal interest rates minus inflation) are relatively high, which should inhibit inflation and economic growth going forward. In addition, strong productivity gains should continue to offset wage gains in the near future. As a result, we think the Federal Reserve can continue to hold rates steady.

    We also expect bond insurers to continue to be active in the California municipal market, increasing credit quality and generally driving yield spreads lower. That means credit spreads could continue to narrow.

    Nevertheless, municipals may continue to fluctuate, particularly if we get signs of stronger-than-expected economic growth. For municipal securities to rally further, it would likely take sharply slower economic growth or a dramatic drop in inflation.

GIVEN THIS SITUATION, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    For the near term, we will likely maintain the fund's slightly longer-than-average maturity compared with its peers. If the economy continues to slow as we expect it will, this position should enhance the fund's returns and add to its income stream. Keep in mind that in a fund such as this, the majority of the fund's returns come from current income rather than capital appreciation. As such, we will continue to work closely with our credit research staff in search of securities offering attractive yields at reasonable prices.

    We will also closely monitor where municipals are within their current price range. Our emphasis in this strategy will be to take advantage of opportunities to buy when we feel prices are low within the range and sell when prices seem high.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
AAA             58%
AA              15%
A               23%
BBB              4%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
AAA             58%
AA              22%
A               20%

Credit ratings given by Standard & Poor's.


8      CALIFORNIA LIMITED-TERM TAX-FREE       AMERICAN CENTURY INVESTMENTS

                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA LIMITED-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

MUNICIPAL SECURITIES

                $1,145,000  California Educational Facility Auth.
                                Rev., (Pepperdine University),
                                5.125%, 1/15/02 (AMBAC)              $    1,187,365

                 1,080,000  California Educational Facility Auth.
                                Rev., Series 1995 A, (Pooled
                                College & University Project),
                                4.95%, 12/1/02                            1,103,209

                 1,140,000  California Educational Facility Auth.
                                Rev., Series 1995 A, (University
                                Project), 4.55%, 12/1/99                  1,149,781

                 1,710,000  California Educational Facility Auth.
                                Rev., Series 1997 A, (University
                                of Southern California), 5.60%,
                                10/1/01                                   1,802,956

                 1,910,000  California Educational Facility Auth.
                                Rev., Series 1997 A, (University
                                of Southern California), 5.60%,
                                10/1/03                                   2,039,594

                   395,000  California Educational Facility Auth.
                                Rev., Series 1997 B, (Pooled
                                College & University Projects),
                                5.45%, 4/1/02                               407,905

                   420,000  California Educational Facility Auth.
                                Rev., Series 1997 B, (Pooled
                                College & University Projects),
                                5.55%, 4/1/03                               436,094

                   440,000  California Educational Facility Auth.
                                Rev., Series 1997 B, (Pooled
                                College & University Projects),
                                5.65%, 4/1/04                               459,127

                   465,000  California Educational Facility Auth.
                                Rev., Series 1997 B, (Pooled
                                College & University Projects),
                                5.75%, 4/1/05                               487,376

                 1,180,000  California Health Facility Financing
                                Auth. Rev., (Valley Presbyterian
                                Hospital), 5.25%, 5/1/02 (MBIA)           1,223,884

                 1,400,000  California Health Facility Financing
                                Auth. Rev., Series 1993 A, (St.
                                Francis Memorial Hospital),
                                5.00%, 11/1/98                            1,416,856

                 1,750,000  California Health Facility Financing
                                Auth. Rev., Series 1993 A, (St.
                                Francis Memorial Hospital),
                                5.50%, 11/1/01                            1,824,760


Principal Amount                                                          Value
-----------------------------------------------------------------------------------

                $2,000,000  California Public Works Board
                                Lease Rev., Series 1991 A,
                                (California Community Colleges),
                                6.75%, 9/1/01, Prerefunded at
                                102% of Par(1)                       $    2,225,980

                 1,600,000  California Public Works Board
                                Lease Rev., Series 1995 A,
                                (Department of Justice Building),
                                5.50%, 5/1/00                             1,650,944

                 3,000,000  California Public Works Board
                                Lease Rev., Series 1997 A,
                                (California Community Colleges),
                                5.00%, 4/1/02                             3,078,960

                 1,510,000  California State GO, 6.50%,
                                11/1/97                                   1,516,976

                 1,600,000  California State GO, 6.70%,
                                10/1/01                                   1,751,280

                 2,325,000  California State GO, 6.10%,
                                2/1/02 (AMBAC)                            2,500,538

                 1,000,000  California State GO, 6.75%,
                                5/1/03                                    1,119,950

                 1,000,000  Cawelo Water District Kern County
                                Rev., 4.30%, 5/1/02 (AMBAC)               1,002,220

                 1,000,000  Central Valley Financing Auth.
                                Cogeneration Project Rev.,
                                5.00%, 7/1/98                             1,007,980

                 1,800,000  Central Valley Financing Auth.
                                Cogeneration Project Rev.,
                                5.60%, 7/1/02                             1,873,206

                 3,175,000  City of Whittier Health Rev.,
                                (Presbyterian Intercommunity
                                Hospital), 5.50%, 6/1/02 (MBIA)           3,342,640

                 1,000,000  Contra Costa County Certificates of
                                Participation, (Merrithew Memorial
                                Hospital), 6.625%, 11/1/02,
                                Prerefunded at 102% of Par(1)             1,125,500

                 1,000,000  Encinitas Unified School District
                                Certificates of Participation,
                                5.00%, 9/1/01                             1,022,370

                 1,000,000  Imperial Irrigation District
                                Certificates of Participation,
                                (Electrical Systems Project),
                                6.70%, 11/1/98                            1,032,220

                 1,775,000  Irvine Unified School District
                                Special Tax, (Community Facilities
                                District No. 86-1), 5.25%,
                                11/1/01 (AMBAC)                           1,849,674

See Notes to Financial Statements


ANNUAL REPORT                      CALIFORNIA LIMITED-TERM TAX-FREE       9


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA LIMITED-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

                $1,140,000  Kern High School District GO,
                                Series 1996 A, 6.00%,
                                2/1/04 (MBIA)                        $    1,240,377

                 3,500,000  Local Government Financing Joint
                                Powers Auth. Rev., Series 1988
                                A, (Anaheim Redevelopment
                                Agency), 7.95%, 9/1/98,
                                Prerefunded at 102% of Par
                                (MBIA)(1)                                 3,710,560

                 1,000,000  Los Angeles Building Auth. Lease
                                Redevelopment Rev., 4.90%,
                                5/1/03                                    1,021,780

                 1,800,000  Los Angeles Convention and
                                Exhibition Center Certificates of
                                Participation, 6.60%, 8/15/99
                                (AMBAC)                                   1,889,136

                 1,000,000  Los Angeles Convention and
                                Exhibition Center Certificates of
                                Participation, Series 1989 A,
                                7.30%, 8/15/99, Prerefunded at
                                101.50% of Par(1)                         1,076,980

                 1,265,000  Los Angeles County Capital Asset
                                Leasing Corporation Rev., 5.625%,
                                12/1/03 (AMBAC)                           1,344,581

                 1,000,000  Los Angeles County Metropolitan
                                Transportation Auth. Sales Tax
                                Rev., (Proposition C), 5.90%,
                                7/1/02 (AMBAC)                            1,074,130

                 1,000,000  Los Angeles County Metropolitan
                                Transportation Auth. Sales Tax
                                Rev., Series 1995 A, (Proposition
                                C), 5.90%, 7/1/05 (AMBAC)                 1,095,700

                 2,645,000  Los Angeles County Metropolitan
                                Transportation Auth. Sales Tax
                                Rev., Series 1997 A, 5.50%,
                                7/1/02 (MBIA)                             2,790,449

                 2,360,000  Los Angeles County Public Works
                                Financing Auth. Lease Rev.,
                                Series 1996 A, 6.00%, 9/1/04
                                (MBIA)                                    2,569,214

                 1,000,000  Los Angeles County Transportation
                                Community Sales Tax Revenue.,
                                Series 1991 A, 6.30%, 7/1/01              1,071,110

                 3,605,000  Los Angeles Municipal Improvement
                                Corporation Sanitation Rev.,
                                5.75%, 2/1/98 (MBIA)                      3,635,318

                 1,000,000  Los Angeles Rev. Certificates of
                                Participation, 6.50%, 11/1/98             1,029,010


Principal Amount                                                          Value
-----------------------------------------------------------------------------------

                $3,100,000  Los Angeles Unified School District
                                GO, Series 1997 A, 5.00%,
                                7/1/04 (FGIC)                        $    3,206,795

                 2,000,000  Los Angeles Waste Water System
                                Rev., 6.80%, 8/1/98,
                                Prerefunded at 102% of Par(1)             2,093,080

                 1,000,000  Los Angeles Waste Water System
                                Rev., 6.70%, 2/1/00                       1,054,960

                 1,250,000  Los Angeles Waste Water System
                                Rev., Series 1990 A, 6.80%,
                                2/1/01                                    1,340,513

                 1,000,000  Los Angeles Waste Water System
                                Rev., Series 1996 A, 6.00%,
                                2/1/03 (FGIC)                             1,080,400

                 2,000,000  Metropolitan Water District of
                                Southern California Waterworks
                                Rev., 6.10%, 7/1/99                       2,077,220

                 1,000,000  Metropolitan Water District of
                                Southern California Waterworks
                                Rev., 6.375%, 7/1/02                      1,092,980

                 2,000,000  Modesto, Stockton, Redding Public
                                Power Agency San Juan Project
                                Rev., Series 1997 G, 5.50%,
                                7/1/01 (MBIA)                             2,095,500

                 1,365,000  Ontario Redevelopment Financing
                                Auth. Rev., (Center City Cimarron
                                Project), 5.70%, 8/1/01 (MBIA)            1,439,802

                 1,500,000  Orange County Transportation
                                Sales Tax Rev., 5.50%, 2/15/01
                                (AMBAC)                                   1,560,705

                 5,200,000  Puerto Rico Commonwealth GO,
                                5.50%, 7/1/01 (MBIA)                      5,429,580

                 2,000,000  Puerto Rico Commonwealth
                                Highway and Transportation Auth.
                                Rev., 6.00%, 7/1/01 (MBIA)                2,123,360

                 1,000,000  Puerto Rico Commonwealth
                                Highway and Transportation Auth.
                                Rev., 6.25%, 7/1/04 (MBIA)                1,103,820

                 1,000,000  Puerto Rico Electric Power Auth.
                                Rev., Series 1992 R, 5.70%,
                                7/1/00 (MBIA)                             1,041,590

                 1,000,000  Sacramento County Multifamily
                                Housing Rev., Issue 1985 B,
                                (Parcwood Apartments Project),
                                Mandatory Put, 4.80%, 9/1/02              1,006,620

                 4,485,000  Sacramento Municipal Utility
                                District Electric Rev., Series
                                1993 D, 4.60%, 11/15/98                   4,515,722

See Notes to Financial Statements


10      CALIFORNIA LIMITED-TERM TAX-FREE       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA LIMITED-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

                $2,000,000  Sacramento Municipal Utility
                                District Electric Rev., Series
                                1997 L, 5.00%, 7/1/01 (MBIA)         $    2,060,360

                   895,000  Sacramento Schools Insurance
                                Auth. Rev., Series 1993 C,
                                (Workers Compensation
                                Program), 5.75%, 6/1/03(1)                  942,301

                 2,000,000  San Bernardino County Certificates
                                of Participation, Series 1995 A,
                                (Medical Center Project), 5.20%,
                                8/1/04 (MBIA)                             2,081,200

                 3,000,000  San Diego Area Local Government
                                Certificates of Participation,
                                4.50%, 10/1/98                            3,019,080

                 2,000,000  San Diego Unified School District
                                Certificates of Participation,
                                Series 1997 A, (Capital
                                Projects), 5.00%, 7/1/00                  2,044,980

                 1,085,000  San Francisco City and County GO,
                                6.00%, 6/15/98 (FGIC)                     1,104,042

                 2,000,000  San Francisco City and County
                                Unified School District Tax & Rev.
                                Anticipation Notes, 4.50%,
                                10/30/98                                  2,013,220

                 2,930,000  San Francisco Port Commission
                                Rev., 5.25%, 7/1/99                       2,985,553

                 1,000,000  San Mateo Transportation District
                                Sales Tax Rev., Series 1990 A,
                                6.50%, 6/1/98 (MBIA)                      1,037,450

                 1,085,000  Santa Barbara County Certificates
                                of Participation, 4.90%, 3/1/01           1,107,036

                 3,000,000  Santa Barbara County Tax & Rev.
                                Anticipation Notes, Series 1997
                                A, 4.50%, 10/1/98                         3,020,310

                 1,000,000  Santa Clara County Tax & Revenue
                                Anticipation Notes, 4.75%,
                                10/1/98                                   1,009,360

                 1,000,000  Southern California Public Power
                                Auth. Electric Rev., 6.75%,
                                7/1/99                                    1,048,220

                 3,980,000  University of California Rev., Series
                                1989 A, 7.00%, 9/1/97,
                                Prerefunded at 102% of Par
                                (MBIA)(1)                                 4,059,600

                 1,570,000  Vallejo Unified School District GO,
                                6.00%, 8/1/00 (FGIC)                      1,653,964


Principal Amount                                                          Value
-----------------------------------------------------------------------------------

                $1,040,000  Victor Valley Joint Union High
                                School District GO, 5.60%,
                                9/1/04 (MBIA)                        $    1,113,892

                 2,000,000  West Basin Municipal Water District
                                Certificates of Participation,
                                6.10%, 8/1/98 (AMBAC)(1)                  2,041,860
                                                                    -------------------

TOTAL MUNICIPAL SECURITIES--99.5%                                       127,792,765
                                                                    -------------------
   (Cost $126,257,136)

SHORT-TERM MUNICIPAL SECURITIES

                   200,000  California Pollution Control
                                Financing Auth. Rev., Series
                                1996 F, (Pacific Gas &
                                Electric), VRDN, 3.50%, 9/2/97
                                (LOC: Banque National de Paris)             200,000

                   400,000  Orange County Improvement
                                Bonds, (Assessment District No.
                                88-1), VRDN, 3.55%, 9/2/97
                                (LOC: Societe Generale,
                                Kredietbank N.V.)                           400,000
                                                                    -------------------

TOTAL SHORT-TERM
MUNICIPAL SECURITIES--0.5%                                                  600,000
                                                                    -------------------
   (Cost $600,000)

TOTAL INVESTMENT SECURITIES--100.0%                                    $128,392,765
                                                                    ===================
   (Cost $126,857,136)


NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

FGIC = Financial Guaranty Insurance Co.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1997.

(1) Escrowed in U.S. Government Securities.

See Notes to Financial Statements


ANNUAL REPORT                      CALIFORNIA LIMITED-TERM TAX-FREE       11


                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

                                         30-DAY                     30-DAY TAX-EQUIVALENT YIELDS
                                           SEC        34.70%           37.42%          41.95%            45.22%
                                          YIELD     Tax Bracket      Tax Bracket     Tax Bracket       Tax Bracket
----------------------------------------------------------------------------------------------------------------------
YIELDS AS OF AUGUST 31, 1997

California Intermediate-Term Tax-Free     3.97%        6.08%            6.34%           6.84%             7.25%

Yields are defined in the Glossary on page 45.

                                                                         AVERAGE ANNUAL RETURNS
                                          6 MONTHS     1 YEAR           3 YEARS         5 YEARS          10
YEARS
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF AUGUST 31, 1997

California Intermediate-Term Tax-Free ....  3.45%        7.39%           6.42%           6.12%             6.67%

Lehman 5-Year General Obligation Index ...  2.62%        6.10%           5.99%           5.66%             6.53%

Average California Intermediate
Municipal Debt Fund(1) ...................  3.14%        7.29%           6.26%           5.77%             6.67%

Fund's Ranking Among California
Intermediate Municipal Debt Funds(1) .....    --      13 out of 29    13 out of 24     3 out of 8        1 out of 1

(1) According to Lipper Analytical Services.

See pages 44-45 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

Growth of $10,000 Over Ten Years$10,000 investment made 8/31/87
Value on 8/31/97
               Intermediate-Term       Lehman 5-Year
                    Tax-Free             GO Index
Aug-87              $10,000               $10,000
Sep-87              $9,663                $9,664
Dec-87              $10,035               $10,033
Mar-88              $10,319               $10,344
Jun-88              $10,374               $10,388
Sep-88              $10,505               $10,506
Dec-88              $10,628               $10,570
Mar-89              $10,604               $10,541
Jun-89              $11,053               $11,036
Sep-89              $11,134               $11,159
Dec-89              $11,472               $11,403
Mar-90              $11,533               $11,458
Jun-90              $11,780               $11,714
Sep-90              $11,865               $11,838
Dec-90              $12,274               $12,231
Mar-91              $12,515               $12,494
Jun-91              $12,711               $12,713
Sep-91              $13,160               $13,165
Dec-91              $13,547               $13,606
Mar-92              $13,481               $13,596
Jun-92              $13,937               $14,038
Sep-92              $14,305               $14,387
Dec-92              $14,508               $14,615
Mar-93              $14,986               $14,986
Jun-93              $15,389               $15,340
Sep-93              $15,882               $15,672
Dec-93              $16,059               $15,864
Mar-94              $15,420               $15,364
Jun-94              $15,540               $15,570
Sep-94              $15,689               $15,696
Dec-94              $15,461               $15,645
Mar-95              $16,272               $16,279
Jun-95              $16,612               $16,694
Sep-95              $17,079               $17,150
Dec-95              $17,552               $17,464
Mar-96              $17,433               $17,518
Jun-96              $17,549               $17,595
Sep-96              $17,900               $17,881
Dec-96              $18,297               $18,271
Mar-97              $18,285               $18,143
Jun-97              $18,810               $18,595
Aug-97              $19,077               $18,831

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE
                                        8/31/97           8/31/96
Number of Securities                      142               142
Weighted Average Maturity              7.7 years          7.7 years
Average Duration                       5.2 years          5.4 years
Expense Ratio                            0.48%              0.48%


12      CALIFORNIA INTERMEDIATE-TERM TAX-FREE   AMERICAN CENTURY INVESTMENTS


                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

MANAGEMENT Q & A

    An interview with Colleen Denzler, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM?

    The fund  performed  favorably  for the fiscal year ended  August 31,  1997, reflecting improving economic conditions. For the period, the fund's 7.39% return was slightly higher than the 7.29% average return of the 29 "California Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WAS THE FUND POSITIONED DURING THE FISCAL YEAR?

    Uncertainty concerning interest rates and potential inflation convinced us to take a conservative stance early in 1997, especially between February and April. During that time, short- and intermediate-term municipal prices fell sharply amid investor concern that the Federal Reserve would embark upon a series of short-term interest rate hikes. In order to limit the fund's vulnerability to this possibility, we kept its duration neutral with its peers at around 5.4 years.

    Toward the end of April, when investors began to feel that inflation was under control, intermediate municipal prices rebounded. Securities maturing in four to seven years performed particularly well thanks to a surge in demand from investors. We used the rally as an opportunity to sell many of these issues at a healthy profit.

[bar chart - data below]

California Intermediate-Term Tax-Free's One-Year Returns
For the Past Ten Years (Periods ended August 31)

            Intermediate-Term     Lehman 5-Year
                Tax-Free            GO Index
1988              3.90%              4.05%
1989              7.28%              7.19%
1990              6.16%              5.91%
1991              9.74%             10.09%
1992              9.18%              9.93%
1993              10.42%             8.83%
1994              1.11%              1.64%
1995              7.09%              8.12%
1996              4.79%              3.80%
1997              7.39%              6.10%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 44 for a definition of the index.


ANNUAL REPORT                 CALIFORNIA INTERMEDIATE-TERM TAX-FREE       13


                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

    We replaced these securities with issues maturing in 9-15 years that we believed were more attractively priced and offered greater appreciation potential. These securities became especially attractive because of their increased supply, which put downward pressure on their prices. Since demand for municipals in this area also remained soft, the combination worked in an ideal way to make the securities available at attractive values. After purchasing these longer-intermediate municipals, the fund's duration lengthened to as much as 5.6 years.

    As the rally continued, the longer-maturity securities we purchased began to pay off. Deciding to shorten the fund's duration, we began unwinding this position by selling the securities at a profit. By the end of the period, the fund's duration was roughly neutral to its peers.

WHAT PART DID THE MUNICIPAL CREDIT RESEARCH TEAM PLAY IN FINDING THESE
SECURITIES?

    The team continued to make accurate assessments of specific credit situations and helped us steer clear of many overpriced issues. To find such hidden values, our credit research team analyzes detailed financial information, talks directly with municipal officials and frequently travels around the state for on-site visits and tours. California is a complex, dynamic state, and thorough research is an integral part of the security selection process. We therefore work closely with our municipal credit research staff to find securities that we feel will enhance the fund's performance.

WHY DID YOU HOLD SOME TREASURY PUT OPTIONS DURING THE PERIOD?

    We bought the Treasury put options for added protection against the possibility of a bond market selloff. (A put option allows the bondholder to sell a security at a predetermined price on a specified date.) By hedging the fund with Treasury puts, we were able to hold more longer-maturity intermediate-term municipals than we otherwise would have felt comfortable with

WHAT IS THE OUTLOOK FOR CALIFORNIA MUNICIPALS GOING FORWARD?

    Our outlook for the state's municipal securities is generally positive. Inflation remains tame, having risen at a mere 1.6% annual rate during the first eight months of 1997. "Real" interest rates (nominal interest rates minus inflation) are relatively high, which should inhibit inflation and economic growth going forward. In addition, strong productivity gains should continue to offset wage gains in the near future. As a result, we think the Federal Reserve can continue to hold rates steady.

    We also expect bond insurers to continue to be active in the California municipal market, increasing credit quality and generally driving yield spreads--the interest rate difference between higher- and lower-quality municipals--lower.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
Revenue                  50%
COPs/Leases              25%
Prerefunded/ETM          10%
Land-Secured              8%
GO                        6%
Other                     1%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/97)
Revenue                  55%
COPs/Leases              22%
Prerefunded/ETM           9%
GO                        6%
Land-Secured              6%
Other                     2%


14     CALIFORNIA INTERMEDIATE-TERM TAX-FREE   AMERICAN CENTURY INVESTMENTS


                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

    Nevertheless, municipals may continue to fluctuate, particularly if we get signs of stronger-than-expected economic growth. For municipal securities to rally further, it would likely take sharply slower economic growth or a dramatic drop in inflation.

GIVEN THIS SITUATION, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS

    For the near term, we plan on maintaining the fund's neutral duration. Since interest rates are currently very low, refundings may start to rise. When a municipality refunds old debt, it retires the outstanding security that was issued when rates were high and replaces the issue with a newer one at prevailing--typically lower--interest rates. This scenario should be beneficial for the fund because there are many premium bonds in its portfolio that might be refunded.

    We will also closely monitor where municipals are within their current price range. Our emphasis in this strategy will be to take advantage of opportunities to buy when we feel prices are low within the range and sell when prices seem high.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
AAA             70%
AA              12%
A               17%
BBB              1%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
AAA             69%
AA              13%
A               17%
BBB              1%

Credit ratings given by Standard & Poor's.


ANNUAL REPORT                 CALIFORNIA INTERMEDIATE-TERM TAX-FREE       15

                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

MUNICIPAL SECURITIES

               $11,745,000  Alameda County Certificates of
                                Participation, (Santa Rita Jail
                                Project), 5.375%, 6/1/09 (MBIA)         $12,345,404

                 4,060,000  Burbank Redevelopment Agency
                                Tax Allocation, (West Olive
                                Project), 6.50%, 12/1/01 (AMBAC)          4,433,317

                 1,175,000  California Educational Facility Auth.
                                Rev., (Santa Clara University),
                                5.25%, 9/1/10 (MBIA)                      1,199,628

                 2,145,000  California Educational Facility Auth.
                                Rev., (University of San Diego),
                                6.75%, 10/1/02 (MBIA)                     2,335,626

                 5,000,000  California Educational Facility Auth.
                                Rev., Series 1997 M, (Stanford
                                University), 5.25%, 12/1/99               5,145,200

                 1,500,000  California Health Facilities
                                Financing Auth. Rev., (Pomona
                                Valley Hospital Medical Center),
                                6.75%, 1/1/00, Prerefunded at
                                102% of Par (MBIA)(1)                     1,616,895

                 1,045,000  California Health Facilities
                                Financing Auth. Rev., (Valley
                                Presbyterian Hospital), 5.25%,
                                5/1/03 (MBIA)                             1,085,901

                 1,500,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1989 A, (Kaiser Permanente),
                                6.70%, 10/1/99                            1,577,700

                 1,280,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1993 A, (St. Francis Memorial
                                Hospital), 5.25%, 11/1/99                 1,309,018

                 1,660,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1993 A, (St. Francis Memorial
                                Hospital), 5.375%, 11/1/00                1,713,535

                 1,745,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1993 A, (St. Francis Memorial
                                Hospital), 5.625%, 11/1/02                1,832,512

                 1,560,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1993 A, (St. Francis Memorial
                                Hospital), 5.75%, 11/1/04                 1,650,371


Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  3,145,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1995 A, (Insured Health Facility),
                                6.00%, 7/1/04 (AMBAC)                  $  3,417,923

                 3,250,000  California Public Works Board
                                Energy-Efficiency Rev. Certificates
                                of Participation, Series 1991 A,
                                (Pooled Project), 6.00%, 9/1/99           3,368,040

                 3,000,000  California Public Works Board
                                Lease Rev., Series 1992 A,
                                (Various California State University
                                Projects), 5.70%, 10/1/99                 3,095,940

                 3,000,000  California Public Works Board
                                Lease Rev., Series 1994 A,
                                (Various University of California
                                Projects), 6.15%, 11/1/09                 3,244,800

                 2,000,000  California Public Works Board
                                Lease Rev. Certificates of
                                Participation, Series 1990 A,
                                (University of California),
                                4.53%, 9/1/00(2)                          1,748,080

                 1,000,000  California Public Works Board
                                Lease Rev. Certificates of
                                Participation, Series 1992 A,
                                (Various University of California
                                Projects), 5.90%, 12/1/03
                                (AMBAC)                                   1,084,590

                 4,520,000  California Public Works Board
                                Lease Rev. Certificates of
                                Participation, Series 1992 A,
                                (Archives Building Project),
                                6.20%, 12/1/05 (AMBAC)                    5,037,992

                 2,500,000  California State Department of
                                Veteran's Affairs Rev., Series
                                1991 A, 6.20%, 8/1/98                     2,545,575

                 4,795,000  California State Department Water
                                Resource Rev., (Central Valley
                                Project), Series 1992 J-2, (Water
                                System), 5.80%, 12/1/04                   5,204,637

                 3,710,000  California State Franchise Tax
                                Board Certificates of
                                Participation,
                                6.90%, 10/1/99, Prerefunded at
                                102% of Par(1)                            3,991,292

                10,000,000  California State GO, 6.50%,
                                3/1/02 (AMBAC)                           10,930,900

                 2,400,000  California State GO, 6.00%,
                                9/1/03 (MBIA)                             2,615,256

                 1,950,000  California State GO, 6.75%
                                2/1/06                                    2,242,871

                 1,855,000  California State GO, 7.00%,
                                11/1/06 (FGIC)                            2,194,094

See Notes to Financial Statements


16     CALIFORNIA INTERMEDIATE-TERM TAX-FREE       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  3,000,000  California State Universities and
                                Colleges Rev., 5.75%, 11/1/15
                                (FGIC)                               $    3,109,620

                 8,000,000  California Statewide Communities
                                Development Auth. Certificates of
                                Participation, (California Lutheran
                                Homes), 5.375%, 11/15/06                  8,329,520

                 2,385,000  California Statewide Communities
                                Development Auth. Certificates of
                                Participation, (St. Joseph Health
                                System), 6.50%, 7/1/03                    2,625,432

                 2,545,000  Capistrano Unified Public Financing
                                Auth. Special Tax Rev., Series
                                1996 A, (First Lien), 6.00%,
                                9/1/06 (AMBAC)                            2,807,262

                 2,945,000  Castaic Lake Water Agency
                                Certificates of Participation,
                                Series 1994 A, 5.75%, 8/1/01 (MBIA)       3,105,120

                 1,000,000  Castaic Lake Water Agency
                                Certificates of Participation, Series
                                1994 A, 7.25%, 8/1/09 (MBIA)              1,220,410

                 2,075,000  Chabot Las Positas Community
                                College District Certificates of
                                Participation, 5.50%, 12/1/10
                                (FSA)                                     2,211,867

                 1,465,000  City of Woodland Waste Water
                                System Refunding Certificates of
                                Participation, 6.00%, 3/1/06
                                (AMBAC)                                   1,616,701

                 5,000,000  Contra Costa County Certificates of
                                Participation, (Merrithew Memorial
                                Hospital), 6.625%, 11/1/02,
                                Prerefunded at 102% of Par(1)             5,627,500

                 2,500,000  Contra Costa County Public Facility
                                Certificates of Participation,
                                7.45%, 6/1/00 (BIGI)                      2,686,800

                 1,065,000  Contra Costa County Water District
                                Rev., Series 1990 A, 7.00%,
                                10/1/00, Prerefunded at
                                102% of Par(1)                            1,170,371

                 7,935,000  Contra Costa Transportation Auth.
                                Sales Tax Rev., Series 1993 A,
                                6.00%, 3/1/05 (FGIC)                      8,707,234

                 1,220,000  Coronado Community Development
                                Agency Tax Allocation, 6.00%,
                                9/1/08 (FSA)                              1,348,564

                 3,410,000  East Bay Municipal Utilities District
                                Wastewater Treatment System
                                Rev., 5.00%, 6/1/16 (FGIC)                3,281,238


Principal Amount                                                          Value
-----------------------------------------------------------------------------------

                $2,570,000  East Bay Municipal Utilities District
                                Water System Rev., 6.00%,
                                6/1/05                               $    2,772,490

                 1,500,000  East Bay Municipal Utilities District
                                Water System Rev., 5.00%,
                                6/1/06 (MBIA)                             1,547,100

                 6,850,000  Imperial Irrigation District
                                Certificates of Participation,
                                (Electrical System Project),
                                6.50%, 11/1/07 (MBIA)                     7,873,253

                 1,225,000  Imperial Irrigation District
                                Certificates of Participation,
                                (Electrical System Project),
                                5.20%, 11/1/09 (AMBAC)                    1,269,235

                 2,715,000  Irvine Unified School District
                                Special Tax, (Community Facilities
                                District No. 86-1), 5.50%,
                                11/1/10 (AMBAC)                           2,842,496

                 1,750,000  Loma Linda Hospital Rev.,
                                (University Medical Center),
                                6.95%, 12/1/05 (AMBAC)                    1,876,788

                 2,300,000  Los Angeles Airport Rev., Series
                                1995 A, 6.00%, 5/15/05 (FGIC)             2,519,374

                 4,000,000  Los Angeles Capital Asset Lease
                                Rev. Certificates of Participation,
                                5.875%, 12/1/05 (AMBAC)                   4,338,120

                 1,155,000  Los Angeles Convention and
                                Exhibition Center Auth. Lease
                                Rev. Certificates of Participation,
                                Series 1993 A, 6.00%,
                                8/15/10 (MBIA)                            1,278,146

                 4,000,000  Los Angeles County Correctional
                                Facility Project Certificates of
                                Participation, 6.00%, 9/1/99
                                (MBIA)(1)                                 4,158,560

                 2,625,000  Los Angeles County Metropolitan
                                Transportation Auth. Rev., Series
                                1996 A, (Union Station), 5.10%,
                                7/1/10 (FSA)                              2,651,618

                 1,000,000  Los Angeles County Metropolitan
                                Transportation Auth. Sales Tax
                                Rev., Series 1995 A, (Proposition
                                C), 5.90%, 7/1/06 (AMBAC)                 1,099,570

                 6,175,000  Los Angeles County Metropolitan
                                Transportation Auth. Sales Tax
                                Rev., Series 1997 A, (Proposition
                                A), 5.25%, 7/1/12 (MBIA)                  6,225,326

                 1,000,000  Los Angeles County Public
                                Properties Certificates of
                                Participation, 6.25%, 4/1/00
                                (BIGI)                                    1,053,760

See Notes to Financial Statements


ANNUAL REPORT                 CALIFORNIA INTERMEDIATE-TERM TAX-FREE       17


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  2,900,000  Los Angeles County Transportation
                                Commission Certificates of
                                Participation, Series 1992 B,
                                6.00%, 7/1/01                        $    3,072,028

                 4,665,000  Los Angeles County Transportation
                                Commission Certificates of
                                Participation, Series 1992 B,
                                6.20%, 7/1/03                             5,069,176

                 2,000,000  Los Angeles County Transportation
                                Commission Certificates of
                                Participation, Series 1992 B,
                                6.25%, 7/1/04                             2,147,000

                 2,500,000  Los Angeles County Transportation
                                Commission Sales Tax Rev.,
                                Series 1991 A, (Proposition A),
                                6.40%, 7/1/01, Prerefunded at
                                102% of Par(1)                            2,740,725

                 3,515,000  Los Angeles County Transportation
                                Commission Sales Tax Rev.,
                                Series 1992 A, (Proposition C),
                                6.20%, 7/1/04                             3,844,777

                 3,765,000  Los Angeles County Transportation
                                Commission Sales Tax Rev.,
                                Series1992 A, (Proposition C),
                                6.40%, 7/1/06                             4,218,946

                 1,000,000  Los Angeles County Wastewater
                                System Rev., Series 1990 B,
                                6.80%, 6/1/02                             1,079,160

                 2,045,000  Los Angeles County Wastewater
                                System Rev., Series 1991 A,
                                6.60%, 2/1/00 (MBIA)                      2,155,205

                 4,780,000  Los Angeles County Wastewater
                                System Rev., Series 1992 B,
                                6.20%, 6/1/06 (AMBAC)                     5,188,499

                 1,000,000  Los Angeles Department of Water
                                and Power Electric Rev., 5.70%,
                                1/15/05 (MBIA)                            1,071,450

                 1,000,000  Los Angeles Department of Water
                                and Power Water Works Rev.,
                                6.30%, 4/15/06 (FGIC)                     1,084,530

                 4,685,000  Los Angeles Municipal Improvement
                                Corporation Rev., Series 1995 A,
                                6.00%, 2/1/03 (MBIA)                      5,061,674

                 2,000,000  Los Angeles Rev. Certificates of
                                Participation, 6.40%, 11/1/97             2,008,700

                 2,000,000  Los Angeles Unified School District
                                GO, Series 1997 A, 6.00%,
                                7/1/11 (FGIC)                             2,212,680


Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  1,000,000  Los Angeles Unified School District
                                GO, Series 1997 A, 6.00%,
                                7/1/15 (FGIC)                        $    1,094,030

                 7,190,000  Metropolitan Water District of
                                Southern California Rev., 6.50%,
                                7/1/01, Prerefunded at 102%
                                of Par(1)                                 7,907,562

                 1,000,000  Metropolitan Water District of
                                Southern California Rev., 6.625%,
                                7/1/01, Prerefunded at 102%
                                of Par(1)                                 1,104,200

                 2,785,000  Metropolitan Water District of
                                Southern California Rev., 5.00%,
                                7/1/09                                    2,818,504

                 1,100,000  Mojave California Water Agency
                                Improvement District GO,
                                (Morongo Basin), 5.40%,
                                9/1/08 (FGIC)                             1,156,111

                 1,000,000  Oakland Pension Financing Auth.
                                Rev. Certificates of Participation,
                                7.20% , 8/1/00 (FGIC)                     1,046,430

                 1,165,000  Ontario Redevelopment Financing
                                Auth. Local Agency Rev., Series
                                1995 A, 5.80%, 9/2/06 (FSA)               1,256,021

                 5,000,000  Orange County Transportation
                                Sales Tax Rev., 5.50%, 2/15/01
                                (AMBAC)                                   5,202,350

                 1,645,000  Orange County Transportation
                                Sales Tax Rev., 5.75%, 2/15/05            1,746,645

                 1,250,000  Orange County Water District
                                Certificates of  Participation,
                                7.00%, 8/15/00, Prerefunded at
                                102% of Par(1)                            1,373,550

                 2,410,000  Orange County Water District
                                Certificates of Participation,
                                Series 1997 A, 5.00%, 8/15/12
                                (MBIA)                                    2,375,031

                 6,000,000  Orange County Water District
                                Certificates of Participation,
                                Series 1997 A, 5.00%,
                                8/15/14 (MBIA)                            5,813,160

                 1,330,000  Oxnard Harbor District Rev.,
                                7.00%, 8/1/04 (FSA)                       1,532,652

                 2,590,000  Puerto Rico Public Buildings Auth.
                                Rev., Series 1995 A, 6.25%,
                                7/1/09 (AMBAC)                            2,925,975

See Notes to Financial Statements


18     CALIFORNIA INTERMEDIATE-TERM TAX-FREE   AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  1,000,000  Ramona Municipal Water District
                                Certificates of Participation,
                                6.90%, 10/1/01 (AMBAC)               $    1,096,830

                 1,060,000  Redding Joint Powers Financing
                                Auth. Electric System Rev., Series
                                1996 A, 6.25%, 6/1/07 (MBIA)              1,192,595

                 1,010,000  Richmond Joint Powers Financing
                                Auth. Rev. Certificates of
                                Participation, Series 1995 A,
                                5.30%, 5/15/06                            1,040,098

                 2,080,000  Riverside County Public Financing
                                Auth. Special Tax Rev., Series
                                1995 A, 5.25%, 9/1/04 (MBIA)              2,184,312

                 2,000,000  Riverside County Transportation
                                Commission Sales Tax Rev.,
                                Series 1991 A, 6.625%, 6/1/01,
                                Prerefunded at 102% of Par(1)             2,206,460

                 1,225,000  Riverside County Transportation
                                Commission Sales Tax Rev.,
                                Series 1993 A, 5.60%, 6/1/05
                                (AMBAC)                                   1,313,139

                 1,000,000  Riverside County Transportation
                                Commission Sales Tax Rev.,
                                Series 1997 A, 5.25%, 6/1/07
                                (AMBAC)                                   1,046,550

                 1,025,000  Rocklin Unified School District
                                Community Facility Special Tax
                                Rev., No. 1, 5.20%, 9/1/09
                                (MBIA)                                    1,053,198

                 2,600,000  Sacramento County Multifamily
                                Housing Rev., Issue 1995 B,
                                (Parcwood Apartments Project),
                                Mandatory Put, 4.80%, 9/1/02              2,617,212

                 1,205,000  Sacramento County Sanitation
                                District Financing Auth. Rev.,
                                5.50%, 12/1/05                            1,288,097

                 6,825,000  Sacramento Municipal Utility
                                District Electric Rev., Series 1991
                                Z, 6.00%, 7/1/02 (FGIC)                   7,348,136

                 5,710,000  Sacramento Municipal Utility
                                District Electric Rev., Series
                                1992 C, 5.75%, 11/15/07
                                (MBIA)                                    6,089,886

                 4,230,000  Sacramento Municipal Utility
                                District Electric Rev., Series
                                1997 L, 5.00%, 7/1/10
                                (AMBAC)                                   4,244,720


Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  4,925,000  Sacramento Schools Insurance
                                Auth. Rev., Series 1993 C,
                                (Workers Compensation Program),
                                5.75%, 6/1/03(1)                     $    5,185,286

                 1,205,000  Saddleback Valley Unified School
                                District Public Financing Special
                                Tax Rev., 6.00%, 9/1/11 (FSA)             1,334,309

                 1,000,000  San Bernardino County Certificates
                                of Participation, (Medical Center
                                Project), 6.00%, 8/1/09 (MBIA)            1,087,540

                 5,000,000  San Bernardino County Certificates
                                of Participation, Series 1995 A,
                                (Medical Center Project), 5.75%,
                                8/1/07 (MBIA)                             5,437,150

                 2,000,000  San Diego County Certificates of
                                Participation, (Central Jail),
                                5.00%, 10/1/10 (AMBAC)                    1,972,540

                 1,500,000  San Diego County Regional
                                Transportation Commission Sales
                                Tax Rev., Series 1989 A, 7.75%,
                                4/1/99(1)                                 1,587,225

                 7,200,000  San Diego County Water Auth.
                                Certificates of Participation,
                                Series 1991 A, 6.125%, 5/1/03             7,734,024

                 4,400,000  San Diego County Water Auth.
                                Certificates of Participation,
                                Series 1991 A, 6.40%, 5/1/08              4,748,260

                 3,000,000  San Diego Public Facility Financing
                                Auth. Sewer Rev., 4.875%,
                                5/15/09 (FGIC)                            3,000,930

                 3,505,000  San Diego Regional Transportation
                                Commission Sales Tax Rev.,
                                Series 1992 A, 5.50%, 4/1/04
                                (FGIC)                                    3,727,427

                 5,175,000  San Diego Regional Transportation
                                Commission Sales Tax Rev.,
                                Series 1992 A, 5.50%, 4/1/05
                                (FGIC)                                    5,518,051

                 4,000,000  San Diego Regional Transportation
                                Commission Sales Tax Rev.,
                                Series1994 A, 6.00%,
                                4/1/04 (FGIC)                             4,367,240

                 2,000,000  San Diego Water Auth. Rev.
                                Certificates of Participation,
                                5.68%, 4/23/08 (FGIC)                     2,128,180

                 1,000,000  San Francisco Bay Area Rapid
                                Transit Sales Tax Rev., 5.35%,
                                7/1/07 (FGIC)                             1,044,300

See Notes to Financial Statements


ANNUAL REPORT                 CALIFORNIA INTERMEDIATE-TERM TAX-FREE       19


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  2,000,000  San Francisco Building Auth.
                                Lease Rev. Certificates of
                                Participation, Series 1996 A,
                                (San Francisco Civic Center
                                Complex), 6.00%, 12/1/09
                                (AMBAC)                              $    2,220,240

                 2,410,000  San Francisco City and County
                                Airport Commission Rev., Series
                                Issue 2, 6.35%, 5/1/01 (MBIA)             2,589,545

                 3,000,000  San Francisco City and County
                                Unified School District Tax & Rev.
                                Anticipation Notes, 4.50%,
                                10/30/98                                  3,019,830

                 3,405,000  San Francisco Port Commission
                                Rev., 5.625%, 7/1/02                      3,564,422

                 3,950,000  San Jose Financing Auth. Rev.
                                Certificates of Participation,
                                (Convention Center), 6.00%,
                                9/1/05                                    4,217,534

                 4,580,000  San Jose Financing Auth. Rev.
                                Certificates of Participation,
                                Series 1993 A, (Convention
                                Center), 6.10%, 9/1/06                    4,861,762

                 6,690,000  San Jose Redevelopment Agency
                                Tax Allocation, (Merged Area
                                Redevelopment Project), 6.00%,
                                8/1/07 (MBIA)                             7,406,633

                 4,550,000  San Jose Redevelopment Agency
                                Tax Allocation, (Merged Area
                                Redevelopment Project), 6.00%,
                                8/1/09 (MBIA)                             5,041,127

                 3,875,000  San Jose Redevelopment Agency
                                Tax Allocation, Series 1992 A,
                                (Merged Area Redevelopment
                                Project), 6.00%, 8/1/02 (MBIA)(1)         4,168,725

                 4,800,000  San Jose Redevelopment Agency
                                Tax Allocation, Series 1993 A,
                                (Merged Area Redevelopment
                                Project), 6.00%, 8/1/06 (MBIA)            5,301,840

                 2,310,000  San Mateo County Transportation
                                District Sales Tax Rev., Series
                                1993 A, 5.00%, 6/1/09 (MBIA)              2,346,821

                 4,585,000  San Mateo County Transportation
                                District Sales Tax Rev., Series
                                1993 A, 5.00%, 6/1/11 (MBIA)              4,607,329

                 1,015,000  Santa Ana Police Administration
                                Certificates of Participation,
                                Series 1994 A, 5.50%, 7/1/07
                                (MBIA)                                    1,075,372


Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  2,215,000  Santa Clara County Multi-Facilities
                                Project Certificates of
                                Participation, 6.00%, 5/15/01
                                (AMBAC)                              $    2,355,232

                 1,000,000  Signal Hill California
                                Redevelopment Agency Tax
                                Allocation, Series 1990 B,
                                7.40%, 10/1/00, Prerefunded at
                                100% of Par(1)                            1,095,840

                 1,785,000  South Sutter Water District
                                Hydroelectric Refunding Rev.,
                                6.80%, 8/1/01 (FGIC)                      1,904,791

                 2,000,000  Southern California Public Power
                                Auth. Rev., 6.75%, 7/1/00                 2,136,660

                 3,000,000  Southern California Public Power
                                Auth. Rev., 6.75%, 7/1/01                 3,249,930

                 3,090,000  Southern California Public Power
                                Auth. Rev., (Transmission Project),
                                5.625%, 7/1/03 (MBIA)                     3,295,949

                 4,065,000  Southern California Rapid Transit
                                District Certificates of
                                Participation, (Workers
                                Compensation), 6.20%, 7/1/02
                                (MBIA)                                    4,396,013

                 5,000,000  Southern California Rapid Transit
                                District Certificates of
                                Participation, (Workers
                                Compensation), 6.40%, 7/1/04
                                (MBIA)                                    5,408,600

                 1,500,000  Southern California Rapid Transit
                                District Certificates of
                                Participation, (Workers
                                Compensation), 6.50%, 7/1/07
                                (MBIA)                                    1,622,790

                 2,000,000  Stanislaus County Refunding
                                Certificates of Participation,
                                5.50%, 5/1/06 (MBIA)                      2,128,860

                 1,150,000  Taft Public Financing Auth. Lease
                                Rev. Certificates of Participation,
                                Series 1997 A, (Community
                                Correctional Facility Project),
                                5.50%, 1/1/06                             1,187,145

                 1,950,000  University of California Rev.,
                                (University of California Medical
                                Center), 5.60%, 7/1/09
                                (AMBAC)                                   2,063,275

See Notes to Financial Statements


20     CALIFORNIA INTERMEDIATE-TERM TAX-FREE      AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  2,510,000  Watsonville California Hospital
                                Insured Rev., Series 1996 A,
                                (Watsonville Community
                                Hospital), 5.45%, 7/1/03             $    2,614,742

                 3,980,000  Whittier California Health Facility
                                Rev., (Presbyterian
                                Intercommunity), 6.00%, 6/1/06
                                (MBIA)                                    4,380,547
                                                                    -------------------

TOTAL MUNICIPAL SECURITIES--96.5%                                       424,482,592
                                                                    -------------------
  (Cost $406,431,291)

SHORT-TERM MUNICIPAL SECURITIES

                 1,600,000  Association of Bay Area
                                Governments Financing Auth. for
                                Nonprofit Corps. Rev., (University
                                of California Project), VRDN,
                                3.25% 9/4/97 (LOC: Union
                                Bank of Switzerland)                      1,600,000

                 2,800,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1990 A, (Sutter Health), VRDN,
                                3.40%, 9/2/97 (LOC: Morgan
                                Guaranty Trust)                           2,800,000

                 2,700,000  California Pollution Control
                                Financing Auth. Rev., Series
                                1986 D, (Southern California
                                Edison), VRDN, 3.50%, 9/2/97              2,700,000

                 1,500,000  California Pollution Control
                                Financing  Auth. Rev., Series
                                1996 F,  (Pacific Gas & Electric),
                                VRDN, 3.50%, 9/2/97 (LOC:
                                Banque National de Paris)                 1,500,000

                 4,000,000  California State GO, VRDN, 3.60%,
                                9/3/97 (FGIC) (Liquidity
                                Agreement Societe Generale)               4,000,000

                 2,715,000  Richmond Joint Powers Financing
                                Port Auth. Term Lease Rev.,
                                VRDN, 3.60%, 9/2/97 (LOC:
                                Union Bank of California, N.A.)           2,715,000
                                                                    -------------------

TOTAL SHORT-TERM
MUNICIPAL SECURITIES--3.5%                                               15,315,000
                                                                    -------------------
   (Cost $15,315,000)

TOTAL INVESTMENT SECURITIES--100.0%                                    $439,797,592
                                                                    ===================
   (Cost $421,746,291)


NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

BIGI = Bond Investor's Guaranty, Inc.

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

VRDN = Variable Rate Demand Note. Interest reset dates are indicated and used in calculating the weighted average maturity of the portfolio. Rates shown are effective August 31, 1997.

(1) Escrowed in U.S. Government Securities.

(2) These securities are zero-coupon municipal bonds. The yield to maturity at August 31, 1997 is indicated instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


ANNUAL REPORT                 CALIFORNIA INTERMEDIATE-TERM TAX-FREE       21


                         CALIFORNIA LONG-TERM TAX-FREE

                                     30-DAY                        30-DAY TAX-EQUIVALENT YIELDS
                                       SEC           34.70%           37.42%          41.95%            45.22%
                                      YIELD        Tax Bracket      Tax Bracket     Tax Bracket      Tax Bracket
---------------------------------------------------------------------------------------------------------------------
YIELDS AS OF AUGUST 31, 1997

California Long-Term Tax-Free         4.64%           7.11%            7.41%           7.99%             8.47%

Yields are defined in the Glossary on page 45.

                                                                                   AVERAGE ANNUAL RETURNS
                                            6 MONTHS     1 YEAR           3 YEARS         5 YEARS          10
YEARS
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF AUGUST 31, 1997

California Long-Term Tax-Free ............... 4.29%        9.70%           7.89%           7.27%             7.97%

Lehman Long-Term Municipal Bond Index ....... 4.97%       11.26%           9.17%           7.90%             9.29%

Average California Municipal Debt Fund(1) ... 4.06%        8.98%           7.22%           6.54%             7.67%

Fund's Ranking Among California
Municipal Debt Funds(1) .....................  --      23 out of 101   16 out of 77     7 out of 51      10 out of 30

(1) According to Lipper Analytical Services.

See pages 44-45 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

Growth of $10,000 Over Ten Years
$10,000 investment made 8/31/87
Value on 8/31/97

                    Long-Term          Lehman Long-Term
                    Tax-Free          Municipal Index
Aug-87              $10,000               $10,000
Sep-87              $9,518                $9,592
Dec-87              $9,929                $10,027
Mar-88              $10,324               $10,399
Jun-88              $10,483               $10,697
Sep-88              $10,704               $11,056
Dec-88              $10,967               $11,381
Mar-89              $11,088               $11,495
Jun-89              $11,691               $12,291
Sep-89              $11,612               $12,226
Dec-89              $12,037               $12,744
Mar-90              $12,025               $12,771
Jun-90              $12,309               $13,099
Sep-90              $12,174               $12,993
Dec-90              $12,832               $13,664
Mar-91              $13,055               $13,979
Jun-91              $13,341               $14,335
Sep-91              $13,923               $14,980
Dec-91              $14,345               $15,517
Mar-92              $14,337               $15,571
Jun-92              $14,920               $16,258
Sep-92              $15,251               $16,701
Dec-92              $15,515               $17,104
Mar-93              $16,186               $17,850
Jun-93              $16,828               $18,587
Sep-93              $17,508               $19,330
Dec-93              $17,647               $19,626
Mar-94              $16,640               $18,052
Jun-94              $16,742               $18,182
Sep-94              $16,840               $18,257
Dec-94              $16,498               $17,840
Mar-95              $17,674               $19,617
Jun-95              $17,978               $20,066
Sep-95              $18,539               $20,614
Dec-95              $19,765               $21,995
Mar-96              $19,202               $21,421
Jun-96              $19,361               $21,674
Sep-96              $19,920               $22,346
Dec-96              $20,474               $22,967
Mar-97              $20,348               $22,770
Jun-97              $21,108               $23,785
Aug-97              $21,521               $24,319

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE
                                       8/31/97           8/31/96
Number of Securities                     87                85
Weighted Average Maturity            19.8 years        18.8 years
Average Duration                      8.0 years         8.0 years
Expense Ratio                           0.48%             0.48%


22      CALIFORNIA LONG-TERM TAX-FREE          AMERICAN CENTURY INVESTMENTS


                         CALIFORNIA LONG-TERM TAX-FREE

MANAGEMENT Q & A

    An interview with Dave MacEwen, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM?

    The fund performed very well relative to its peers. For the fiscal year ended August 31, 1997, the fund returned 9.70%, compared with the 8.98% average return of the 101 "California Municipal Debt Funds" tracked by Lipper Analytical Services. The fund's longer-term returns are even more impressive. For example, the fund's three- and five-year returns place it in the top quarter of its peer group. (See the Total Returns table on the previous page for other fund performance comparisons.)

    The fund also produced a higher level of current income than its peer group average. As of August 31, the fund's 30-day SEC yield was 4.64%, compared with the 4.23% average yield of the fund's peers. One reason we've been able to produce such strong yields and returns is that the fund's expenses are below the peer group average. All else being equal, lower expenses mean higher yields and returns for fund shareholders.

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

    We lengthened the fund's duration slightly in the second quarter to take advantage of the decline in interest rates. (Duration is a measure of the portfolio's sensitivity to changes in rates.) The longer a fund's duration, the more its share price tends to rise when rates decline. In general, we use a conservative approach to managing the fund's duration, keeping it in a narrow range around eight years. Instead, we look to add value to the fund primarily through careful credit analysis and security selection.

[bar chart - data below]

California Long-Term Tax-Free's One-Year Returns
For the Past Ten Years (Periods ended August 31)
                Long-Term        Lehman Long-Term
                Tax-Free         Municipal Index
1988              5.61%               8.10%
1989              10.39%              13.44%
1990              4.66%               6.11%
1991              12.26%              13.47%
1992              10.58%              12.60%
1993              14.02%              14.76%
1994              -0.78%              -2.05%
1995              7.21%               9.43%
1996              6.77%               6.88%
1997              9.70%               11.26%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 44 for a definition of the index.


ANNUAL REPORT                         CALIFORNIA LONG-TERM TAX-FREE       23


                         CALIFORNIA LONG-TERM TAX-FREE

CAN YOU GIVE AN EXAMPLE OF HOW YOU MANAGED THE FUND FOR A COMBINATION OF YIELD AND RETURN?

    Sure. We tried to enhance the fund's yield and return by carefully managing the fund's coupon structure. For example, many of the outstanding long-term municipal bonds have coupons between 5.125% and 5.875%. We put less emphasis on these securities, buying them only if there was a compelling credit story. Instead, we tried to maintain a "barbell" coupon structure, with the majority of the fund's assets in higher-coupon premium bonds and lower-coupon discount and non-callable bonds.

    The premium bonds were intended to shorten duration, while the lower-coupon discount bonds helped the fund's returns because their prices tend to rise more rapidly than premium bonds when rates fall.

WHY DOES THE FUND HAVE SUCH A SMALL HOLDING OF BONDS RATED BBB?

    With credit spreads at historic lows (see page 4), we don't think we're being properly compensated for the additional credit risk of holding most BBB securities. In the past, BBB-rated bonds might offer yields 100 basis points or more above AAA bonds. Today, that risk premium can be as low as 20 or 30 basis points. As a result, we're very selective when adding these lower-rated securities to the fund. Nevertheless, our ability to buy the entire spectrum of investment-grade securities has helped the fund's performance. Though we hold only about 5% of the fund in these lower-rated bonds, we've carefully selected securities we think have a good chance to appreciate in value as spreads continue to tighten.

HOW HAS THE DEREGULATION OF THE ELECTRIC UTILITIES INDUSTRY AFFECTED THE FUND?

    Deregulation has changed the way we look at this sector. In general, we're avoiding new municipal electric utility debt because we're uncertain how these entities will perform when faced with competition. But the change has been good for debt issued before the reforms were enacted. That's because municipal utilities have been refunding much of that debt to get it off their books. In a refunding, the issuer establishes an escrow account of Treasury securities. That's great for the fund because we continue to draw current tax-free income on an investment secured by Treasurys.

YOU HELD SOME TREASURY PUT OPTIONS DURING THE PERIOD. WHY?

    We bought Treasury put options as a form of insurance against a bond market decline. (A put option allows the bondholder to sell a security at a pre-determined price on a specified date.) Hedging the fund with Treasury puts allowed us to hold more long-term municipal securities than we otherwise would have felt comfortable with.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
Revenue                  44%
COPs/Leases              23%
Land-Secured             18%
GO                        7%
Prerefunded/ETM           4%
Other                     4%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/97)
Revenue                  44%
COPs/Leases              25%
Land-Secured             14%
Prerefunded/ETM           7%
GO                        4%
Other                     6%


24      CALIFORNIA LONG-TERM TAX-FREE          AMERICAN CENTURY INVESTMENTS


                         CALIFORNIA LONG-TERM TAX-FREE

WHAT IS YOUR  OUTLOOK  FOR THE  CALIFORNIA  MUNICIPAL  MARKET  OVER THE NEXT SIX
MONTHS?

    Our outlook for municipals is generally positive. Inflation remains tame, having risen by just 2.2% for the twelve months ended August 31, 1997. "Real" interest rates (nominal interest rates minus the inflation rate) are relatively high, which should inhibit inflation and economic growth going forward. In addition, strong productivity gains should continue to offset wage gains in the near future. As a result, we think the Federal Reserve can continue to hold rates steady.

    We also expect bond insurers to continue to be active in the California municipal market, increasing credit quality and driving down yield spreads generally.

    Nevertheless, municipal securities may continue to fluctuate, particularly if we get signs of stronger-than-expected economic growth. For municipals to rally further, it would likely take sharply slower economic growth or a dramatic drop in inflation.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    We'll likely keep the fund's duration slightly longer than neutral, which is around eight years. That should help the fund's performance if economic growth and inflation remain tame. We'll also adopt a contrarian strategy--buying when others sell and selling when they buy. While we can't guarantee this strategy will be successful, we believe it may allow us to sell at peaks and buy at dips. We will also continue to work closely with our credit research team to look for attractively valued securities.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
AAA             48%
AA              15%
A               32%
BBB              5%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
AAA             42%
AA              19%
A               34%
BBB              5%

Credit ratings given by Standard & Poor's.


ANNUAL REPORT                         CALIFORNIA LONG-TERM TAX-FREE       25

                            SCHEDULE OF INVESTMENTS
                         CALIFORNIA LONG-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

MUNICIPAL SECURITIES

              $  2,300,000  Alameda County Certificates of
                                Participation, 5.61%, 6/15/17
                                (MBIA)(1)                            $      769,304

                 2,700,000  Brea Public Financing Auth. Rev.,
                                (Project Area AB), 7.00%,
                                8/1/15 (MBIA)                             2,982,366

                 2,920,000  Brea Redevelopment Agency Tax
                                Allocation (Project AB),  6.125%,
                                8/1/13 (MBIA)                             3,101,186

                 1,300,000  California Educational Facility Auth.
                                Rev., Series 1989 I, (Stanford
                                University), 7.125%, 1/1/19               1,377,363

                 1,500,000  California Educational Facility Auth.
                                Rev., Series 1997 B, (Pooled
                                College and University Projects),
                                6.30%, 4/1/21                             1,556,130

                 2,775,000  California Health Facilities
                                Financing Auth. Rev., (Episcopal
                                Homes), 7.80%, 7/1/15                     2,914,832

                 6,420,000  California Health Facilities
                                Financing Auth. Rev., (Kaiser
                                Permanente), 7.00%, 10/1/18               6,858,550

                 1,500,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1988 A, (H.M. Newhall Memorial
                                Hospital), 8.00%, 10/1/18                 1,592,625

                 3,000,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1989 A, (Kaiser Permanente),
                                5.22%, 10/1/09(1)                         1,609,080

                 1,730,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1990 A, (Gould Medical), 7.30%,
                                4/1/20(2)                                 1,938,188

                 4,915,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1990 A, (Kaiser Permanente),
                                6.50%, 12/1/20                            5,270,944

                 2,500,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1991 B, (Adventist Health),
                                6.75%, 3/1/14 (MBIA)                      2,714,825

                 2,000,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1992 A, 6.75%, 3/1/20                     2,160,700


Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  1,290,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1992 C, (AIDS Healthcare
                                Foundation), 6.25%, 9/1/17           $    1,365,426

                 5,165,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1993 C, (St. Francis Memorial
                                Hospital), 5.875%, 11/1/23                5,424,180

                 1,400,000  California Housing Finance
                                Agency Rev., (Multi-Unit Rental
                                Housing), 6.75%, 2/1/09                   1,410,500

                 1,290,000  California Housing Finance Agency
                                Rev., (Multi-Unit Rental Housing),
                                6.875%, 2/1/22                            1,316,213

                 5,125,000  California Housing Finance Agency
                                Rev., Series 1994 G, (Home
                                Mortgage), 7.25%, 8/1/17                  5,524,033

                 1,135,000  California Housing Finance Agency
                                Rev., Series 1995 C, (Home
                                Mortgage), 6.80%, 8/1/17                  1,206,278

                 1,500,000  California Pollution Control
                                Financing Auth. Rev., Series
                                1987 D, (Southern California
                                Edison), 6.85%, 12/1/08                   1,591,890

                 2,755,000  California State Department of
                                Water Resource Center Rev.,
                                Series 1993 M, 5.00%, 12/1/19             2,589,287

                 2,200,000  California State Department of
                                Water Resource Center Rev.,
                                Series 1995 O, (Central Valley
                                Project), 5.00%, 12/1/22                  2,079,286

                 1,000,000  California State Franchise Tax
                                Board Certificates of Participation,
                                6.90%, 10/1/99, Prerefunded at
                                102% of Par(2)                            1,075,820

                 3,000,000  California State GO, 6.125%,
                                10/1/11 (AMBAC)                           3,367,380

                 1,410,000  California State GO, Series 1984
                                B, (New Prison Construction),
                                10.00%, 8/1/03                            1,814,247

                17,100,000  California State Public Works
                                Board Lease Rev. Certificates of
                                Participation, Series 1993 D,
                                (Department of Corrections State
                                Prisons), 5.25%, 6/1/15 (FSA)            17,187,039

See Notes to Financial Statements


26      CALIFORNIA LONG-TERM TAX-FREE          AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                         CALIFORNIA LONG-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  1,000,000  California State Public Works
                                Board Lease Rev. Certificates of
                                Participation, Series 1994 B,
                                (Various University of California
                                Projects), 6.625%, 12/1/04,
                                Prerefunded at 102% of Par(2)         $   1,148,390

                 4,000,000  California Statewide Community
                                Development Auth. Certificates
                                of Participation, (Sisters of
                                Charity Leavenworth), 5.00%,
                                12/1/23                                   3,713,040

                 5,695,000  Capistrano School District Special
                                Tax, (Refunding Issue 1988-1),
                                6.50%, 9/1/14 (FSA)                       6,381,361

                 3,190,000  Coachella Valley Unified School
                                District GO, Series 1997 A,
                                5.00%, 8/1/22 (FSA)                       2,999,557

                 1,000,000  Coachella Valley Water District
                                #71 Certificates of Participation,
                                (Flood Control Project), 6.75%,
                                10/1/12                                   1,084,340

                 8,000,000  Compton Redevelopment Agency
                                Tax Allocation, Series 1995 A,
                                6.50%, 8/1/13 (FSA)                       8,912,720

                 2,580,000  Concord Joint Power Financing
                                Auth. Lease Rev. Certificates of
                                Participation, (Police Facilities
                                Project), 5.25%, 8/1/13                   2,549,737

                 2,000,000  Culver City Redevelopment
                                Financing Auth. Tax Allocation
                                Rev., 5.00%, 11/1/23 (AMBAC)              1,869,860

                 5,000,000  Irvine Ranch Water District Joint
                                Powers Agency Local Pool Rev.,
                                7.80%, 2/15/08 (FGIC)                     5,088,500

                 1,900,000  Irvine Ranch Water District Joint
                                Powers Agency Rev., 7.875%,
                                2/15/23                                   1,932,623

                 1,815,000  Kern County High School District
                                GO, 7.15%, 8/1/14 (MBIA)(2)               2,208,837

                 3,555,000  Long Beach Water Rev., 6.125%,
                                5/1/19                                    3,779,356

                 1,305,000  Los Altos Association of Bay Area
                                Governments Certificates of
                                Participation, 5.90%, 5/1/27              1,343,223

                 3,475,000  Los Angeles Community
                                Redevelopment Agency Housing
                                Rev., Series 1994 A, 6.45%,
                                7/1/17 (AMBAC)                            3,648,750


Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  2,000,000  Los Angeles County Metropolitan
                                Transportation Auth. Sales Tax
                                Rev., Series 1996 A, 6.00%,
                                7/1/23 (MBIA)                         $   2,097,220

                 3,000,000  Los Angeles County Transportation
                                Commission Sales Tax Rev.,
                                Series 1987 A, 7.40%, 7/1/15              3,220,200

                 4,050,000  Los Angeles County Transportation
                                Commission Sales Tax Rev.,
                                Series 1989 A, (Capital
                                Appreciation), 4.63%, 7/1/02
                                (MBIA)(1)                                 3,101,531

                 1,000,000  Los Angeles Municipal
                                Improvement Corp. Lease Rev.,
                                Series 1990 A, (Central Library
                                Project), 7.10%, 6/1/99,
                                Prerefunded at 102% of Par(2)             1,071,240

                 1,000,000  Los Angeles Transportation Sales
                                Tax Rev., 6.50%, 7/1/13 (MBIA)            1,085,470

                 7,000,000  Los Angeles Unified School District
                                GO, Series 1997 A, 5.00%,
                                7/1/21 (FGIC)                             6,599,740

                 2,420,000  Los Angeles Waste Water System
                                Rev., Series 1991 C, 6.90%,
                                6/1/09                                    2,580,228

                 3,050,000  Los Angeles Waste Water System
                                Rev., Series 1991 C, 7.10%,
                                6/1/18                                    3,250,324

                 1,865,000  Mendocino Coast District Health
                                Care Facility Rev., 5.875%,
                                2/1/20                                    1,903,512

                 8,000,000  Metropolitan Water District of
                                Southern California Waterworks
                                Rev., 5.75%, 8/10/18                      8,276,880

                 5,150,000  Mid-Peninsula Regional Open
                                Space District GO, 7.00%,
                                9/1/14                                    5,747,143

                 5,830,000  Modesto, Stockton, Redding Public
                                Power Agency Rev., Series 1989
                                D, (San Juan Project), 6.75%,
                                7/1/20 (MBIA)                             6,885,288

                 1,000,000  Moulton-Niguel Water District GO,
                                5.00%, 9/1/19 (MBIA)                        940,280

                 4,835,000  Northern California Power Agency
                                Public Power Rev., Series 1985
                                E, (Hydroelectric Project #1),
                                7.15%, 7/1/24                             5,040,197

See Notes to Financial Statements


ANNUAL REPORT                         CALIFORNIA LONG-TERM TAX-FREE       27


                            SCHEDULE OF INVESTMENTS
                         CALIFORNIA LONG-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  3,000,000  Oakland Redevelopment Agency
                                Tax Allocation, (Central District
                                Redevelopment Tax), 5.50%,
                                2/1/14 (AMBAC)                        $   3,120,360

                 3,000,000  Orange County Water District
                                Certificates of Participation,
                                6.50%, 8/15/99, Prerefunded at
                                102% of Par (AMBAC)(2)                    3,199,980

                 1,855,000  Pacifica Financing Auth. Sewer Rev.,
                                6.20%, 8/1/26                             1,871,973

                 1,000,000  Pasadena Certificates of
                                Participation, (Old Pasadena
                                Parking Facility Project), 6.25%,
                                1/1/18                                    1,101,440

                 4,475,000  Pittsburg Redevelopment Agency
                                Tax Allocation, 6.20%, 8/1/19             4,615,605

                 5,000,000  Pittsburg Redevelopment Agency
                                Tax Allocation, (Los Medanos
                                Community Development Project),
                                6.25%, 8/1/26                             5,180,100

                 2,700,000  Pittsburg Redevelopment Agency
                                Tax Allocation, Series 1993 B,
                                (Los Medanos Project), 5.80%,
                                8/1/34 (FSA)                              2,800,818

                 2,100,000  Pomona Public Financing Auth. Rev.,
                                Series 1992 A, (Water Treatment
                                Project), 6.10%, 7/1/17
                                (AMBAC)                                   2,207,436

                 4,680,000  Riverside County Asset Leasing
                                Corporation Rev. Certificates of
                                Participation, Series 1997 B,
                                (Riverside County Hospital
                                Project), 5.00%, 6/1/19 (MBIA)            4,407,437

                 7,500,000  Sacramento Municipal Utility District
                                Electric Rev., Series 1997 K,
                                5.25%,  7/1/24  (AMBAC)                   7,414,275

                 1,000,000  Saddleback Valley Unified School
                                District Public Financing Auth.
                                Special Tax Rev., Series 1997 A,
                                6.00%, 9/1/16 (FSA)                       1,092,670

                 6,000,000  San Bernardino Joint Powers
                                Financing Auth. Lease Rev.
                                Certificates of Participation, Series
                                1995 A, 5.50%, 12/1/20                    5,921,940

                 3,400,000  San Diego County Certificates of
                                Participation, 5.625%, 9/1/12
                                (AMBAC)                                   3,552,796


Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  3,500,000  San Diego County Regional
                                Transportation Sales Tax Rev.,
                                Series 1991 A, 4.70%,
                                4/1/04(1)(2)                          $   2,577,925

                 1,000,000  San Francisco City and County
                                Redevelopment Hotel Tax Rev.,
                                6.75%, 7/1/15 (FSA)                       1,122,550

                 5,500,000  San Jose Financing Auth. Rev.
                                Certificates of Participation,
                                Series 1993 B, (Community
                                Facilities Project), 5.625%,
                                11/15/18                                  5,526,950

                 3,000,000  San Jose Financing Auth. Rev.
                                Certificates of Participation,
                                Series 1993 C, (Convention
                                Center Project), 6.375%,
                                9/1/13                                    3,179,310

                 5,000,000  San Jose Financing Auth. Rev.
                                Certificates of Participation,
                                Series 1993 D, (Central Service
                                Yard), 5.25%, 10/15/23                    4,747,850

                 9,525,000  San Jose Redevelopment Agency
                                Tax Allocation, Series 1993 D,
                                (Merged Area Redevelopment
                                Project), 5.75%, 8/1/24                   9,651,302

                 3,475,000  San Mateo County Joint Powers
                                Finance Auth. Lease Rev.
                                Certificates of Participation,
                                (Capital Projects Program),
                                6.50%, 7/1/16 (MBIA)                      3,999,482

                 4,000,000  San Mateo County Joint Powers
                                Finance Auth. Lease Rev.
                                Certificates of Participation,
                                (Capital Projects Program),
                                6.00%, 7/1/19 (MBIA)                      4,343,080

                 3,500,000  Santa Ana Finance Auth. Lease
                                Rev. Certificates of Participation,
                                6.25%, 7/1/15 (MBIA)                      3,930,150

                 3,000,000  Santa Monica Community College
                                District Certificates of
                                Participation, Series 1997 A,
                                5.90%, 2/1/27                             3,100,620

                 1,425,000  Southern California Public Power
                                Auth. Rev., (Transportation Auth.),
                                7.00%, 7/1/09 (FGIC)                      1,532,459

                 7,315,000  Southern California Public Power
                                Auth. Rev., 6.75%,
                                7/1/12 (FSA)                              8,631,554

See Notes to Financial Statements


28      CALIFORNIA LONG-TERM TAX-FREE          AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                         CALIFORNIA LONG-TERM TAX-FREE

AUGUST 31, 1997

Principal Amount                                                          Value
-----------------------------------------------------------------------------------

              $  3,260,000  Southern California Public Power
                                Auth. Rev., 6.00%, 7/1/18             $   3,316,561

                 3,730,000  Southern California Public Power
                                Auth. Rev., (Multipurpose
                                Projects), 6.75%, 7/1/13 (FSA)            4,404,123

                 3,000,000  Southern California Public Power
                                Auth. Rev., Series 1989 A,
                                4.75%, 7/1/04 (AMBAC)(1)                  2,176,170

                 2,000,000  Southern Orange County Finance
                                Auth. Special Tax Rev., Series
                                1994 A, 7.00%, 9/1/11 (MBIA)              2,415,200

                 2,000,000  Taft California Public Financing
                                Auth. Lease Rev Certificates of
                                Participation, Series 1997 A,
                                (Community Correctional Facility),
                                6.05%, 1/1/17                             2,049,300

                 3,020,000  Watsonville California Insured
                                Hospital Rev., Series 1996 A,
                                (Watsonville Community Hospital),
                                6.20%, 7/1/12                             3,262,597
                                                                    -------------------

TOTAL MUNICIPAL SECURITIES--98.2%                                       295,711,232
                                                                    -------------------
  (Cost $279,177,988)

MUNICIPAL DERIVATIVES-1.2%

                 4,000,000  Northern California Transmission
                                Rev., Inverse Floater, 6.61%,
                                4/29/24 (MBIA)(3)                         3,800,000
                                                                    -------------------
   (Cost $3,963,920)

SHORT-TERM MUNICIPAL SECURITIES--0.6%

                 1,700,000  Orange County Sanitation Districts
                                Certificates of Participation,
                                Series 1991 C, VRDN, 3.55%,
                                9/2/97 (FGIC)                             1,700,000
                                                                    -------------------
   (Cost $1,700,000)

TOTAL INVESTMENT SECURITIES--100.0%                                    $301,211,232
                                                                    ===================
   (Cost $284,841,908)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

FGIC = Financial Guaranty Insurance Company

FSA = Financial Security Assurance

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1997.

(1) These securities are zero-coupon municipal bonds. The yield to maturity at August 31, 1997 is indicated instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Escrowed in U.S. Government Securities.

(3) Inverse floaters have interest rates which move inversely to market interest rates. Inverse floaters typically have durations which are longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.

See Notes to Financial Statements


ANNUAL REPORT                         CALIFORNIA LONG-TERM TAX-FREE       29


                     STATEMENTS OF ASSETS AND LIABILITIES

AUGUST 31, 1997
                                                 LIMITED-TERM      INTERMEDIATE- TERM      LONG-TERM
                                                   TAX-FREE           TAX-FREE              TAX-FREE
ASSETS
Investment securities, at value
  (identified cost of
  $126,857,136, $421,746,291, and
  $284,841,908, respectively) (Note 3) .......... $128,392,765         $439,797,592       $301,211,232

Cash ............................................       97,855              120,733          1,005,811

Interest receivable .............................    1,676,122            6,135,388          3,733,919
                                                  ------------         ------------       ------------
                                                   130,166,742          446,053,713        305,950,962
                                                  ------------         ------------       ------------
LIABILITIES

Disbursements in excess of
  demand deposit cash ...........................       21,889              213,893            423,034

Payable for investments purchased ...............    3,221,427            9,405,432               --

Payable for capital shares redeemed .............      188,658              670,221            633,765

Accrued management fees (Note 2) ................       55,290              191,259            133,191

Dividends payable ...............................       48,297              129,119             89,363

Accrued expenses and other liabilities ..........        --                   3,950              1,041
                                                  ------------         ------------       ------------
                                                     3,535,561           10,613,874          1,280,394
                                                  ------------         ------------       ------------
Net Assets Applicable to
  Outstanding Shares ............................ $126,631,181         $435,439,839       $304,670,568
                                                  ============         ============       ============
CAPITAL SHARES

Outstanding (Unlimited number
  of shares authorized) .........................   12,292,606           38,621,249         26,542,552
                                                  ============         ============       ============
Net Asset Value Per Share .......................       $10.30               $11.27             $11.48
                                                  ============         ============       ============
NET ASSETS CONSIST OF:

Capital paid in ................................. $125,929,209         $413,049,753       $284,246,593

Accumulated undistributed net realized
  gain (loss) on investments ....................     (833,657)           4,338,785          4,054,651

Net unrealized appreciation on
  investments (Note 3) ..........................    1,535,629           18,051,301         16,369,324
                                                  ------------         ------------       ------------
                                                  $126,631,181         $435,439,839       $304,670,568
                                                  ============         ============       ============
See Notes to Financial Statements


30     STATEMENTS OF ASSETS AND LIABILITIES    AMERICAN CENTURY INVESTMENTS

                           STATEMENTS OF OPERATIONS

YEAR ENDED AUGUST 31, 1997

                                                 LIMITED-TERM      INTERMEDIATE- TERM      LONG-TERM
                                                   TAX-FREE           TAX-FREE              TAX-FREE
INVESTMENT INCOME

Income:

Interest ........................................  $5,234,789          $22,980,749        $17,522,358
                                                 ------------         ------------       ------------
Expenses (Note 2):

Investment advisory fees. .......................     346,562            1,340,435            920,960

Administrative fees .............................      94,859              373,977            256,250

Transfer agency fees ............................      39,157              164,081            108,533

Printing and postage ............................      18,395               77,575             51,149

Auditing and legal fees .........................      10,778               31,735             23,237

Custodian fees ..................................      14,790               28,078             22,540

Trustees' fees and expenses .....................       6,681               10,364              8,847

Telephone expenses ..............................       2,153                7,020              5,156

Registration and filing fees ....................       2,552                2,023              1,797

Other operating expenses ........................      15,931               41,221             25,825
                                                 ------------         ------------       ------------
  Net expenses ..................................     551,858            2,076,509          1,424,294
                                                 ------------         ------------       ------------
Net investment income ...........................   4,682,931           20,904,240         16,098,064
                                                 ------------         ------------       ------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3)

Net realized gain on investments ................     317,683            4,489,257          4,196,683

Change in net unrealized appreciation
  on investments ................................     857,109            5,607,704          7,428,889
                                                 ------------         ------------       ------------

Net realized and unrealized
gain on investments .............................   1,174,792           10,096,961         11,625,572
                                                 ------------         ------------       ------------

Net Increase in Net Assets
Resulting from Operations .......................  $5,857,723          $31,001,201        $27,723,636
                                                 ============         ============       ============
See Notes to Financial Statements


ANNUAL REPORT                              STATEMENTS OF OPERATIONS       31

                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED AUGUST 31, 1997  AND AUGUST 31, 1996

                                            LIMITED-TERM              INTERMEDIATE-TERM                LONG-TERM
                                              TAX-FREE                     TAX-FREE                     TAX-FREE

Increase (Decrease) in Net Assets       1997          1996           1997           1996           1997          1996

OPERATIONS

Net investment income ..............$4,682,931     $4,255,556    $20,904,240    $20,942,789     $16,098,064  $15,704,747

Net realized gain on investments ...   317,683        268,474      4,489,257      3,000,776      4,196,683       780,713

Change in net unrealized
  appreciation (depreciation)
  on investments ...................   857,109       (634,911)     5,607,704     (3,916,167)     7,428,889     2,019,723
                                  ------------   ------------   ------------   ------------   ------------   -----------
Net increase in net assets
  resulting from operations ........ 5,857,723      3,889,119     31,001,201     20,027,398     27,723,636    18,505,183
                                  ------------   ------------   ------------   ------------   ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ........(4,696,464)    (4,248,485)   (20,910,599)   (20,936,393)   (16,104,213)  (15,699,168)

From net realized gains
  from investment transactions .....    -             -          (1,183,599)         -           (424,536)         -
                                  ------------   ------------   ------------   ------------   ------------   -----------
Decrease in net assets
  from distributions ..............(4,696,464)    (4,248,485)   (22,094,198)   (20,936,393)   (16,528,749)  (15,699,168)
                                  ------------   ------------   ------------   ------------   ------------   -----------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ......... 65,320,633     34,544,488    156,377,551     89,549,209    114,942,666    87,219,622

Proceeds from reinvestment
  of distributions ................  3,333,775      3,349,483     16,509,842     15,976,338     11,252,698    10,632,390

Payments for shares redeemed .....(46,891,310)   (38,551,043)  (177,304,237)   (91,217,016)  (120,742,069)  (88,720,686)
                                  ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in
  net assets from
  capital share transactions .....  21,763,098      (657,072)    (4,416,844)     14,308,531      5,453,295     9,131,326
                                  ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease)
  in net assets ..................  22,924,357    (1,016,438)      4,490,159     13,399,536     16,648,182    11,937,341

NET ASSETS

Beginning of year ................ 103,706,824    104,723,262    430,949,680    417,550,144    288,022,386   276,085,045
                                  ------------   ------------   ------------   ------------   ------------   -----------
End of year ......................$126,631,181   $103,706,824   $435,439,839   $430,949,680   $304,670,568   $288,022,38
                                  ============   ============   ============   ============   ============   ===========

TRANSACTIONS IN SHARES OF THE FUNDS

Sold .............................  6,370,918       3,379,409     13,989,592      8,045,676     10,168,195     7,807,077

Issued in reinvestment
  of distributions ...............    325,340         327,171      1,479,691      1,435,175        995,435       951,174

Redeemed ......................... (4,577,218)    (3,766,840)   (15,865,262)    (8,207,114)   (10,670,666)   (7,947,182)
                                  ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) ..........   2,119,040       (60,260)      (395,979)      1,273,737        492,964       811,069
                                  ============   ============   ============   ============   ============   ===========

See Notes to Financial Statements


32      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century California Tax-Free and Municipal Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham California Limited-Term Tax-Free Fund (Limited-Term), American Century - Benham California Intermediate-Term Tax-Free Fund (Intermediate-Term) , and American Century - Benham California Long-Term Tax-Free Fund (Long-Term) (the "Funds") are three of the seven funds issued by the Trust. Each Fund is diversified under the 1940 Act. The Funds seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Funds invest primarily in municipal obligations with maturities based on each Fund's investment objective. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Securities are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Premium and original issue discount are amortized daily using the effective interest rate method. Market discount is recognized as income upon the sale or maturity of the security.

    INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income for the Funds are declared daily and distributed monthly. Distributions from net realized gains for the Funds are declared and paid annually.

    At August 31, 1997, accumulated net realized capital loss carryovers of $833,657 for Limited-Term (expiring 2003 through 2004) may be used to offset future taxable gains. Distributions from net investment income for the Funds for the year ended August 31, 1997, are exempt from federal and California state taxes.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    FUTURES CONTRACTS --Each Fund may buy and sell interest rate futures contracts relating to debt securities. Each Fund may use futures transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at August 31, 1997.

    SUPPLEMENTARY INFORMATION--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, American Century Investment Management, Inc. (ACIM), the Trust's distributor, American Century Investment Services, Inc., and the Trust's transfer agent, American Century Services Corporation (ACSC).


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       33


                         NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 1997

    USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Fund approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Funds and Benham Management Corporation and ACSC for advisory, administrative and transfer agency services. Under the agreement, ACIM provides all services required by the Funds in exchange for one "unified" management fee. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. Limited-Term, Intermediate-Term and Long-Term are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule is as follows:

      0.2800% of the first $1 billion
      0.2280% of the next $1 billion
      0.1980% of the next $3 billion
      0.1780% of the next $5 billion
      0.1650% of the next $15 billion
      0.1630% of the next $25 billion
      0.1625% of the average daily net assets over $50 billion

The annualized Complex Fee schedule (for all Funds) is as follows:

      0.3100% of the first $2.5 billion
      0.3000% of the next $7.5 billion
      0.2985% of the next $15 billion
      0.2970% of the next $25 billion
      0.2960% of the next $50 billion
      0.2950% of the next $100 billion
      0.2940% of the next $100 billion
      0.2930% of the next $200 billion
      0.2920% of the next $250 billion
      0.2910% of the next $500 billion
      0.2900% of the average daily net assets over $1,250 billion

  The following total expenses, incurred under the new management agreement, are included in Investment Advisory Fees in the Statements of Operations:

                        LIMITED-TERM          INTERMEDIATE-TERM       LONG-TERM
--------------------------------------------------------------------------------
                        $     54,732             $  189,962          $   132,578


  Total expenses and the ratio of operating expenses to average net assets, under the previous agreement, for the eleven months ended July 31, 1997 were as follows:

                        LIMITED-TERM          INTERMEDIATE-TERM       LONG-TERM
--------------------------------------------------------------------------------
Total expenses ..........$   497,126             $1,886,547          $1,291,716

Ratio of operating
  expenses to
  average net assets ....   0.49%                   0.47%               0.47%


34       NOTES TO FINANCIAL STATEMENTS         AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 1997
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions (excluding short-term investments) for the year ended August 31, 1997, were as follows:

                             LIMITED-TERM      INTERMEDIATE-TERM       LONG-TERM

PURCHASES

Municipal Debt Obligations ... $80,301,623      $180,927,771        $152,540,553

PROCEEDS FROM SALES

Municipal Debt Obligations ... $51,498,932      $190,774,790        $149,130,117

  On  August  31,  1997,  the   composition  of  unrealized   appreciation   and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:


                       LIMITED-TERM      INTERMEDIATE-TERM        LONG-TERM

Appreciation ......... $  1,539,571        $  18,189,888       $  16,834,201

Depreciation .........      (3,942)            (138,587)           (464,877)
                        -----------        -------------        -------------
Net .................. $  1,535,629        $  18,051,301       $  16,369,324
                       ============        =============        =============

  The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       35

                             FINANCIAL HIGHLIGHTS
                       CALIFORNIA LIMITED-TERM TAX-FREE

                   For a Share Outstanding Throughout the Years Ended August 31

                                          1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Year ...................... $10.19         $10.23          $10.12         $10.34         $10.12
                                        --------       --------        --------       --------       --------
Income From Investment
  Operations

  Net Investment Income ................  0.43           0.43            0.41           0.38           0.38

  Net Realized and Unrealized
  Gain (Loss)
  on Investment Transactions ...........  0.11          (0.04)           0.11          (0.18)          0.22
                                        --------       --------        --------       --------       --------
  Total From
  Investment Operations ................  0.54           0.39            0.52           0.20           0.60
                                        --------       --------        --------       --------       --------
Distributions

  From Net Investment Income ........... (0.43)         (0.43)          (0.41)         (0.38)         (0.38)

  In Excess of Net Realized Gains ......   --             --              --           (0.04)           --
                                        --------       --------        --------       --------       --------
  Total Distributions .................. (0.43)         (0.43)          (0.41)         (0.42)         (0.38)
                                        --------       --------        --------       --------       --------
Net Asset Value, End of Year ........... $10.30         $10.19          $10.23         $10.12         $10.34
                                        ========       ========        ========       ========       ========
  Total Return(1) ......................  5.42%          3.87%           5.33%          1.90%          6.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..................  0.49%          0.49%           0.51%          0.51%          0.36%

Ratio of Net Investment Income
to Average Net Assets ..................  4.20%          4.20%           4.10%          3.68%          3.76%

Portfolio Turnover Rate ................   47%            44%             50%            66%            54%

Net Assets, End
of Year (in thousands) .................$126,631       $103,707        $104,723       $120,627       $114,019

(1) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

See Notes to Financial Statements


36      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

                   For a Share Outstanding Throughout the Years Ended August 31

                                           1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Year ......................  $11.05         $11.06          $10.86         $11.36         $10.85
                                        --------       --------        --------       --------       --------
Income From Investment Operations

  Net Investment Income ................   0.54           0.54            0.54           0.54           0.56

  Net Realized and Unrealized
  Gain (Loss)
  on Investment Transactions ...........   0.25          (0.01)           0.20          (0.41)          0.53
                                        --------       --------        --------       --------       --------
  Total From
  Investment Operations ................   0.79           0.53            0.74           0.13           1.09
                                        --------       --------        --------       --------       --------
Distributions

  From Net Investment Income ...........  (0.54)         (0.54)          (0.54)         (0.54)         (0.56)

  From Net Realized Gains
  on Investment Transactions ...........  (0.03)           --              --           (0.08)         (0.02)

  In Excess of Net Realized Gains ......    --             --              --           (0.01)           --
                                        --------       --------        --------       --------       --------
  Total Distributions ..................  (0.57)         (0.54)          (0.54)         (0.63)         (0.58)
                                        --------       --------        --------       --------       --------
Net Asset Value, End of Year ...........  $11.27         $11.05          $11.06         $10.86         $11.36
                                        ========       ========        ========       ========       ========
  Total Return(1) ......................   7.39%          4.79%           7.09%          1.11%         10.42%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..................   0.48%          0.48%           0.48%          0.48%          0.50%

Ratio of Net Investment Income
to Average Net Assets ..................   4.81%          4.87%           5.02%          4.82%          5.05%

Portfolio Turnover Rate ................    42%            36%             25%            44%            27%

Net Assets, End
of Year (in thousands) ................. $435,440       $430,950        $417,550       $448,293       $444,460

(1) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       37

                             FINANCIAL HIGHLIGHTS
                         CALIFORNIA LONG-TERM TAX-FREE

                   For a Share Outstanding Throughout the Years Ended August 31

                                                  1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Year .............................  $11.06         $10.94          $10.88         $12.02         $11.44
                                                --------       --------        --------       --------       --------
Income From Investment Operations

  Net Investment Income .......................   0.61           0.61            0.62           0.63           0.66

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..................   0.44           0.12            0.12          (0.71)          0.85
                                                --------       --------        --------       --------       --------
  Total From
  Investment Operations .......................   1.05           0.73            0.74          (0.08)          1.51
                                                --------       --------        --------       --------       --------
Distributions

  From Net
  Investment Income ...........................  (0.61)         (0.61)          (0.62)         (0.63)         (0.66)

  From Net Realized Gains
  on Investment Transactions ..................  (0.02)            -            (0.06)         (0.43)         (0.27)
                                                --------       --------        --------       --------       --------
  Total Distributions .........................  (0.63)         (0.61)          (0.68)         (1.06)         (0.93)
                                                --------       --------        --------       --------       --------
Net Asset Value,
End of Year ...................................  $11.48         $11.06          $10.94         $10.88         $12.02
                                                ========       ========        ========       ========       ========
  Total Return(1) .............................   9.70%          6.77%           7.21%         (0.78)%        14.02%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .........................   0.48%          0.48%           0.49%          0.48%          0.49%

Ratio of Net Investment Income
to Average Net Assets .........................   5.40%          5.48%           5.84%          5.51%          5.76%

Portfolio Turnover Rate .......................    50%            42%             60%            62%            55%

Net Assets, End
of Year (in thousands) ........................ $304,671       $288,022        $276,085       $277,477       $338,075


(1) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

See Notes to Financial Statements


38      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
American Century California Tax-Free and Municipal Funds

    We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of American Century - Benham California Limited-Term Tax-Free Fund, American Century - Benham California Intermediate-Term Tax-Free Fund, and American Century - Benham California Long-Term Tax-Free Fund, (three of the series issued by American Century California Tax-Free and Municipal Funds) (the Funds) as of August 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

Kansas City, Missouri
October 3, 1997


ANNUAL REPORT                          INDEPENDENT AUDITORS' REPORT       39


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To vote on the selection by the Board of Directors of Coopers & Lybrand LLP as independent auditors for the Companies.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             6,739,921             22,898,889            16,822,371
       Withheld:          136,243              1,383,116               373,883
       Abstain:           134,215                366,325               208,845

PROPOSAL 2:

    To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,348,658             21,214,226           15,555,467
       Against:           830,500              2,529,690            1,346,688
       Abstain:           531,404                451,405              286,789
       Broker
         Non-Vote:        299,817                453,009              216,155

PROPOSAL 3:

    To vote on the adoption of standardized investment limitations for the following items:

* Amend the fundamental investment limitation concerning the issuance of senior securities.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,202,859             21,848,624            15,460,334
       Against:         1,081,997              1,746,559             1,389,065
       Abstain:           425,706                600,138               339,545
       Broker
         Non-Vote:        299,817                453,009               216,155

*   Amend the fundamental investment limitation concerning borrowing.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,198,091             21,782,196            15,402,767
       Against:         1,091,010              1,806,357             1,446,448
       Abstain:           421,461                606,768               339,729
       Broker
         Non-Vote:        299,817                453,009               216,155

*   Amend the fundamental investment limitation concerning lending.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,189,441             21,819,537            15,402,010
       Against:         1,099,804              1,777,562             1,447,389
       Abstain:           421,317                598,222               339,545
       Broker
         Non-Vote:        299,817                453,009               216,155


40     PROXY VOTING RESULTS                      AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,208,404             21,662,972            15,331,463
       Against:         1,083,620              1,849,168             1,469,168
       Abstain:           418,538                683,181               388,313
       Broker
         Non-Vote:        299,817                453,009               216,155

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,182,396             21,689,853            15,326,856
       Against:         1,092,911              1,816,013             1,460,457
       Abstain:           435,255                689,455               401,631
       Broker
         Non-Vote:        299,817                453,009               216,155

*   Eliminate  the  fundamental   limitation   concerning  investment  in  other
    investment companies.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,198,469             21,725,502            15,326,525
       Against:         1,085,710              1,774,542             1,461,233
       Abstain:           426,383                695,277               401,186
       Broker
         Non-Vote:        299,817                453,009               216,155

* Amend the fundamental investment limitation concerning investments in real estate.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,225,221             21,747,400            15,328,012
       Against:         1,062,167              1,797,196             1,465,575
       Abstain:           423,174                650,725               395,357
       Broker
         Non-Vote:        299,817                453,009               216,155

*   Amend the fundamental investment limitation concerning underwriting.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,215,600             21,632,818            15,355,080
       Against:         1,065,229              1,914,462             1,442,112
       Abstain:           429,733                648,041               391,752
       Broker
         Non-Vote:        299,817                453,009               216,155

*   Amend the fundamental investment limitation concerning commodities.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,186,343             21,702,411            15,385,665
       Against:         1,098,770              1,899,876             1,452,003
       Abstain:           425,449                593,034               351,276
       Broker
         Non-Vote:        299,817                453,009               216,155


ANNUAL REPORT                                   PROXY VOTING RESULTS      41


                             PROXY VOTING RESULTS

*   Eliminate the fundamental limitation concerning short sales.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,173,411             21,602,268            15,360,753
       Against:         1,108,701              1,975,009             1,436,329
       Abstain:           428,450                618,044               391,862
       Broker
         Non-Vote:        299,817                453,009               216,155

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,205,835             21,741,100            15,387,545
       Against:         1,087,756              1,824,824             1,411,586
       Abstain:           416,971                629,397               389,813
       Broker
         Non-Vote:        299,817                453,009               216,155

*   Eliminate the fundamental investment limitation concerning warrants.

                       LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                         TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:              5,220,618             21,597,321            15,364,669
       Against:          1,069,954              1,924,280             1,432,228
       Abstain:            419,990                673,720               392,047
       Broker
         Non-Vote:         299,817                453,009               216,155

* Eliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development programs.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,183,332             21,698,605            15,419,431
       Against:         1,097,520              1,917,090             1,426,700
       Abstain:           429,710                579,626               342,813
       Broker
         Non-Vote:        299,817                453,009               216,155

* Eliminate the fundamental investment limitations concerning investments in securities owned by officers and directors.

                      LIMITED-TERM         INTERMEDIATE-            LONG-TERM
                        TAX-FREE           TERM TAX-FREE             TAX-FREE

       For:             5,186,445             21,592,069            15,369,280
       Against:         1,090,937              1,978,108             1,418,948
       Abstain:           433,180                625,144               400,716
       Broker
         Non-Vote:        299,817                453,009               216,155


42       PROXY VOTING RESULTS                  AMERICAN CENTURY INVESTMENTS


                                     NOTES

ANNUAL REPORT                                                 NOTES       43


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

    CALIFORNIA LIMITED-TERM TAX-FREE is a variable-price bond fund that seeks to provide interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities with maturities of 1-5 years and maintains a weighted average maturity of five years or less.

    CALIFORNIA INTERMEDIATE-TERM TAX-FREE is a variable-price bond fund that seeks to provide interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities with maturities of four years or more and maintains a weighted average maturity of 5-10 years.

    CALIFORNIA LONG-TERM TAX-FREE is a variable-price bond fund that seeks to provide interest income exempt from federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of 10 years or more.

COMPARATIVE INDICES

    The  following   indices  are  used  in  the  report  for  fund  performance comparisons. They are not investment products available for purchase.

    The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of more than 4,000 municipal bonds with maturities of 2 to 4 years. The average credit rating of the securities in the index is AA1/AA2. The average maturity of the index is 3 years.

    The LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of more than 5,000 municipal bonds with maturities of 4 to 6 years. The average credit rating of the securities in the index is AA1/AA2. The average maturity of the index is approximately 5 years.

     THE LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The average maturity of the index is approximately 27 years.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper categories for the California Tax-Free Bond Funds are:

    CALIFORNIA SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) --funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 1 to 5 years.

    CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free) --funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 5 to 10 years.

    CALIFORNIA MUNICIPAL DEBT FUNDS (Long-Term Tax-Free)--funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California.

INVESTMENT TEAM LEADERS

  Portfolio Managers                         Dave MacEwen
                                             Colleen Denzler
                                             Joel Silva

  Credit Research Director                   Steve Permut

44      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 36-38.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

BOND PORTFOLIO STRUCTURES

* BARBELL STRUCTURE--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to perform best when short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates.

* LADDER STRUCTURE--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to perform best when interest rates are relatively stable.

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%).

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION--a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS (CERTIFICATES OF PARTICIPATION)/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* PREREFUNDED/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).


ANNUAL REPORT                                              GLOSSARY       45

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200 KANSAS CITY
MISSOURI 64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY CALIFORNIA TAX-FREE &
MUNICIPAL FUNDS


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS  REPORT  AND  THE   STATEMENTS   IT
CONTAINS ARE  SUBMITTED  FOR THE GENERAL
INFORMATION  OF  OUR  SHAREHOLDERS.  THE
REPORT    IS    NOT    AUTHORIZED    FOR
DISTRIBUTION  TO  PROSPECTIVE  INVESTORS
UNLESS  PRECEDED  OR  ACCOMPANIED  BY AN
EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


9710           [recycled logo]
SH-BKT-9885       Recycled

                                   [BOOK TWO]

                                     ANNUAL
                                     REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                                AUGUST 31, 1997

                                     BENHAM
                                     GROUP

                       California Tax-Free Money Market
                       California Municipal Money Market
                        California High-Yield Municipal
                          California Insured Tax-Free

                               TABLE OF CONTENTS

Our Message to You .......................................................... 1
Report Highlights ........................................................... 2
Market Perspective .......................................................... 4
Municipal Credit Review ..................................................... 5
California Tax-Free Money Market
           Performance & Portfolio Information .............................. 6
           Management Q & A ................................................. 7
           Schedule of Investments .......................................... 9
           Financial Highlights .............................................44
California Municipal Money Market
           Performance & Portfolio Information ..............................14
           Management Q & A .................................................15
           Schedule of Investments ..........................................17
           Financial Highlights .............................................45
California High-Yield Municipal
           Performance & Portfolio Information ..............................21
           Management Q & A .................................................22
           Schedule of Investments ..........................................25
           Financial Highlights .............................................46
California Insured Tax-Free
           Performance & Portfolio Information ..............................30
           Management Q & A .................................................31
           Schedule of Investments ..........................................34
           Financial Highlights .............................................47
Statements of Assets and Liabilities ........................................37
Statements of Operations ....................................................38
Statements of Changes in Net Assets .........................................39
Notes to Financial Statements ...............................................41
Independent Auditors' Report ................................................48
Proxy Voting Results ........................................................49
Background Information ......................................................56
Glossary ....................................................................57

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups to help you identify those that best fit your needs. These groups, which appear below, are designed to help simplify your fund decisions.

                   AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
--------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
--------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
--------------------------------------------------------------------------------
California Tax-Free Money Market
California Municipal Money Market
California High-Yield Municipal
California Insured Tax-Free

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                          AMERICAN CENTURY INVESTMENTS


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    For the twelve months ended August 31, 1997, municipal bonds posted strong returns as bond yields declined overall. Municipal bonds benefited from the fact that issuance of new securities remained relatively low. In the following pages, our municipal investment team provides further details about the municipal bond market and how your fund was managed during the period.

    During the summer, American Century held its largest proxy vote ever, asking shareholders to approve measures to simplify fund management and eliminate overlapping funds. Most notably, shareholders approved a unified fee for all funds. In the past, many of our funds had both a management fee and separate administrative and transfer agency fees. Under the new fee structure, fund shareholders pay one annual management fee, based on a percentage of fund assets.

    We also made some important corporate changes. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change, Jim Stowers, Jr. and Jim Stowers III will be able to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system they pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will lead us and our investors to success in the next century.

    In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc. Through this partnership, we see many opportunities to expand the range of investment choices and services we offer you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this new relationship, American Century will continue to operate as an independent company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction. American Century's corporate management team remains the same, and the Stowers family will retain voting control of the company.

    In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Companies, Inc.         American Century Companies, Inc.


ANNUAL REPORT                                    OUR MESSAGE TO YOU       1


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Municipal securities produced solid returns during the year ended August 31, 1997, as interest rates declined overall.

* Municipals rallied sharply in the second quarter after it was clear that economic growth had moderated and inflation remained tame.

* Relatively low municipal issuance and strong demand helped support municipal bond prices.

* About 70% of all California municipal bonds now come to market insured with a AAA rating. That dramatically reduced the supply of higher-yielding, lower-quality paper.

* Credit spreads--or the difference in yield between AAA- and lower-rated debt--fell to historically low levels because of the increase in insured securities and stronger California municipal credit quality.

MUNICIPAL CREDIT REVIEW

* California's economy continued to expand during the fiscal year, leading to further improvements in state and local municipal credit quality.

* Emanating from the Bay Area, growth has been spreading throughout much of California, particularly among the coastal areas of Southern California.

* We believe the favorable growth scenario currently in place will result in yet another upgrade of California's credit rating in the near future.

TAX-FREE MONEY MARKET

* The fund outperformed the average California money market fund for the year ended August 31, 1997.

* Because of changing economic conditions and low supply among longer-term municipal money market securities, we shortened the fund's average maturity from 40 days to around 20 days during the first nine months of the fiscal year.

* We lengthened the fund's average maturity back to 40 days in June and July as one-year municipal note yields became more attractive.

* Going forward, we plan to extend the fund's average maturity further, possibly as high as 70 days, in the coming months.

* We also intend to put further limits on the fund's exposure to Japanese banks, which provide credit backing for many California municipal money market securities.

MUNICIPAL MONEY MARKET

* The fund outperformed the average California money market fund for the year ended August 31, 1997.

* Because of changing economic conditions and low supply among longer-term municipal money market securities, we shortened the fund's average maturity from 40 days to around 20 days during the first eight months of the fiscal year.

* We lengthened the fund's average maturity back to 40 days in June and July as one-year municipal note yields became more attractive.

                    TAX-FREE
                  MONEY MARKET

TOTAL RETURNS:                AS OF 8/31/97
     6 Months                        1.60%*
     1 Year                           3.17%

7-DAY CURRENT YIELD:                  2.91%

NET ASSETS:                  $417.8 million
     (AS OF 8/31/97)

INCEPTION DATE:                     11/9/83

TICKER SYMBOL:                        BCTXX

                   MUNICIPAL
                  MONEY MARKET

TOTAL RETURNS:                AS OF 8/31/97
     6 Months                        1.62%*
     1 Year                           3.15%

7-DAY CURRENT YIELD:                  2.97%

NET ASSETS:                  $170.5 million
     (AS OF 8/31/97)

INCEPTION DATE:                    12/31/90

TICKER SYMBOL:                        BNCXX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 57.


2      REPORT HIGHLIGHTS                      AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

* More than 75% of the fund's assets were invested in AMT paper (municipal securities that pay income subject to the federal alternative minimum tax), higher than the 60% the fund typically holds.

* Going forward, we plan to extend the fund's average maturity further, possibly as high as 70 days, in the coming months.

* We also intend to put further limits on the fund's exposure to Japanese banks, which provide credit backing for many California municipal money market securities.

HIGH-YIELD MUNICIPAL

* The fund continued to perform very well compared with its peers during the fiscal year ended August 31, 1997.

* One of the reasons the fund performed so well was our thorough approach to security selection.

* Our municipal credit research team continued to provide a vital link to the fund's success.

* Going forward, we will likely maintain the fund's conservative duration positioning and credit barbell structure.

INSURED TAX-FREE

* The fund outperformed the average California insured municipal debt fund for the year ended August 31, 1997.

* The fund's 4.55% 30-day SEC-yield far exceeded the 3.88% average yield of its peers. Our lower-than-average expenses and careful security selection account for the fund's strong performance.

* To enhance the fund's yield and return, we were underweighted in bonds with coupons between 5.125% and 5.875% and overweighted in higher-coupon premium bonds and lower-coupon and non-callable discount bonds.

* We used Treasury put options during the period as insurance against a bond market decline. Using Treasury puts allowed us to hold more longer-term municipal securities.

* Our outlook for the California municipal market is generally positive, though we think yields could continue to fluctuate.

* Going forward, we'll continue to manage the fund's duration conservatively. We'll likely adopt a contrarian strategy best suited to a range-bound market.

                   HIGH-YIELD
                    MUNICIPAL

TOTAL RETURNS:                AS OF 8/31/97
     6 Months                        5.30%*
     1 Year                          10.61%

30-DAY SEC YIELD:                     5.04%

NET ASSETS:                  $192.8 million
     (AS OF 8/31/97)

INCEPTION DATE:                    12/30/86

TICKER SYMBOL:                        BCHYX

                     INSURED
                    TAX-FREE

TOTAL RETURNS:                AS OF 8/31/97
     6 Months                        4.15%*
     1 Year                           9.25%

30-DAY SEC YIELD:                     4.55%

NET ASSETS:                  $189.1 million
     (AS OF 8/31/97)

INCEPTION DATE:                    12/30/86

TICKER SYMBOL:                        BCINX

* Not annualized.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       3


                              MARKET PERSPECTIVE

[line graph - data below]

Narrowing Credit Spreads: Insured vs. BBB Bond Yields
8/31/96 through 8/31/97

                          Bond Yields
                     BBB          AAA Insured
08/31/00            6.50%            5.87%
09/07/00            6.57%            6.00%
09/14/00            6.50%            5.90%
09/21/00            6.45%            5.85%
09/28/00            6.30%            5.70%
10/05/00            6.20%            5.60%
10/12/00            6.35%            5.80%
10/19/00            6.27%            5.72%
10/26/00            6.37%            5.87%
11/02/00            6.27%            5.70%
11/09/00            6.23%            5.66%
11/16/00            6.18%            5.66%
11/23/00            6.13%            5.61%
11/30/00            6.08%            5.56%
12/07/00            6.05%            5.53%
12/14/00            6.20%            5.72%
12/20/00            6.18%            5.70%
12/28/00            6.16%            5.68%
01/04/01            6.12%            5.64%
01/11/01            6.29%            5.76%
01/18/01            6.33%            5.80%
01/25/01            6.31%            5.80%
02/01/01            6.31%            5.80%
02/08/01            6.26%            5.75%
02/15/01            6.23%            5.72%
02/22/01            6.09%            5.65%
03/01/01            6.14%            5.72%
03/08/01            6.17%            5.75%
03/15/01            6.25%            5.83%
03/22/01            6.29%            5.86%
03/29/01            6.34%            5.90%
04/05/01            6.38%            5.95%
04/12/01            6.38%            5.95%
04/19/01            6.37%            5.88%
04/26/01            6.37%            5.92%
05/03/01            6.27%            5.82%
05/10/01            6.22%            5.77%
05/17/01            6.06%            5.72%
05/24/01            6.05%            5.71%
05/31/01            6.00%            5.66%
06/07/01            5.93%            5.59%
06/14/01            5.88%            5.54%
06/21/01            5.82%            5.48%
06/28/01            5.92%            5.58%
07/05/01            5.85%            5.52%
07/12/01            5.81%            5.48%
07/19/01            5.76%            5.43%
07/26/01            5.60%            5.40%
08/02/01            5.57%            5.37%
08/09/01            5.67%            5.47%
08/16/01            5.73%            5.58%
08/23/01            5.79%            5.64%
08/30/01            5.76%            5.61%

Source: Bear Stearns

    Municipal securities produced solid returns during the twelve months ended August 31, 1997, as interest rates declined. Longer-term securities, which are most sensitive to changes in interest rates and inflation, performed best. The Lehman Long-Term Municipal Index returned 11.26% for the period; in contrast, the Lehman 3-Year Municipal Index returned 5.65%.

    Despite lower rates overall, municipal yields fluctuated throughout the period (see the accompanying graph). Yields rose and prices fell most sharply in the first quarter of 1997, when it appeared rapid economic growth and wage gains would spark inflation. To head off potential inflation, the Federal Reserve raised short-term interest rates in March, the first increase since February 1995.

    Municipal securities began to rally in May, when U.S. economic growth slowed and it was clear that inflation remained tame. Rising worker productivity also helped bonds because it suggests that wages can rise without translating into higher prices.

    Retail-investor demand for municipal securities was reasonably strong during the period. Property and casualty insurance companies in particular were big buyers, especially early in the period.

    Municipal debt issuance is up so far in 1997 over 1996 levels, but is still low by historical standards. Total municipal debt issuance topped $126 billion through August; in contrast, only $118 billion in municipal debt was issued for all of 1996. The combination of relatively strong demand and low supply compared with prior years supported municipal prices throughout the period.

    Low supply in recent years has caused a fight for market share among bond insurers. While insurers used to insure municipal bonds down to an A rating, they have recently begun to insure even BBB-rated bonds. As a result, about 70% of all municipal debt issued in California now comes to market insured with a AAA rating.

    This has helped boost credit quality generally by dramatically reducing the amount of securities issued at the lower investment grades. But it has also increased competition for a shrinking supply of lower-rated, higher-yielding paper. The net effect is that the market is paying less and less attention to credit quality in an attempt to grab yield.

    The scarcity of high-yielding securities caused the difference in yield, or "spread," between securities rated AAA and BBB to fall to historically low levels (see the accompanying graph). The strong growth of California's economy and tax revenues has also contributed to this trend as credit quality improves across the state (see page 5).


4      MARKET PERSPECTIVE                     AMERICAN CENTURY INVESTMENTS


                            MUNICIPAL CREDIT REVIEW

[line graph - data below]

California Unemployment

1/31/90            5.0%
2/28/90            5.1%
3/31/90            5.2%
4/30/90            5.4%
5/31/90            5.4%
6/30/90            5.5%
7/31/90            5.6%
8/31/90            5.8%
9/30/90            6.1%
10/31/90           6.4%
11/30/90           6.8%
12/31/90           6.9%
1/31/91            7.0%
2/28/91            7.4%
3/31/91            7.7%
4/30/91            7.8%
5/31/91            7.7%
6/30/91            7.7%
7/31/91            7.8%
8/31/91            7.7%
9/30/91            7.8%
10/31/91           7.9%
11/30/91           8.0%
12/31/91           8.2%
1/31/92            8.4%
2/29/92            9.0%
3/31/92            8.9%
4/30/92            9.0%
5/31/92            9.1%
6/30/92            9.3%
7/31/92            9.4%
8/31/92            9.6%
9/30/92            9.7%
10/31/92           9.7%
11/30/92           9.7%
12/31/92           9.7%
1/31/93            9.7%
2/28/93            9.6%
3/31/93            9.5%
4/30/93            9.3%
5/31/93            9.4%
6/30/93            9.4%
7/31/93            9.3%
8/31/93            9.3%
9/30/93            9.3%
10/31/93           9.3%
11/30/93           9.3%
12/31/93           9.2%
1/31/94            9.2%
2/28/94            9.3%
3/31/94            9.0%
4/30/94            8.8%
5/31/94            8.9%
6/30/94            8.7%
7/31/94            8.6%
8/31/94            8.5%
9/30/94            8.3%
10/31/94           8.1%
11/30/94           7.9%
12/31/94           7.8%
1/31/95            8.1%
2/28/95            7.8%
3/31/95            7.8%
4/30/95            7.9%
5/31/95            7.9%
6/30/95            7.8%
7/31/95            7.8%
8/31/95            7.8%
9/30/95            7.8%
10/31/95           7.8%
11/30/95           7.9%
12/31/95           7.8%
1/31/96            7.6%
2/29/96            7.6%
3/31/96            7.5%
4/30/96            7.4%
5/31/96            7.3%
6/30/96            7.2%
7/31/96            7.1%
8/31/96            7.1%
9/30/96            7.1%
10/31/96           7.0%
11/30/96           6.9%
12/31/96           6.8%
1/31/97            6.9%
2/28/97            6.5%
3/31/97            6.6%
4/30/97            6.5%
5/31/97            6.4%
6/30/97            6.3%
7/31/97            6.2%
8/31/97            6.2%

Source: DRI/McGraw Hill

    California's economy continued to improve during the fiscal year ended August 31, 1997. The state's ability to generate strong job growth in various sectors, while benefiting from an improving national economy, has been the cornerstone of California's impressive economic growth. With the state's workforce burgeoning, the unemployment rate dropped to 6.2% by August 1997 (see the accompanying graph), down sharply from the 7.1% figure posted in August 1996.

    Not only has California's employment growth continued to exceed the national average, but so have its income gains. Perhaps the largest contributor to this favorable scenario has been strong growth in the high-technology sector, which has helped eliminate the negative impact of the job losses caused by the 1990 recession.

    Another factor working in California's favor is its exports, which are nearly equal those of the other 49 states combined. Its gross product surpassed the $1 trillion milestone in 1997--a landmark passed by the U.S. as a whole less than 30 years ago. The state's finances also continued to improve--its revenue for the 1996-1997 fiscal year was approximately $300 million over budget.

    Anchoring the state's strongest growth has been the San Francisco Bay Area, led by the hub of the state's thriving high-technology industry, Santa Clara County. This growth trend has been spreading throughout much of California, especially among the coastal areas of Southern California. For instance, year-over-year employment growth in the L.A. County area was 4%. Other improving coastal areas include San Diego, Long Beach and Orange County, which is benefiting from a thriving biotechnology industry. The central valley areas, such as Sacramento and Stanislaus Counties, are also experiencing improved economic conditions.

    As a result of the stronger economy, both state and local municipal credit quality have continued to improve. Securities that benefited the most from this trend were tax-based securities such as COPs and tax-allocation bonds. On the other hand, electric utility and hospital issues suffered under increased competition in their industries.

    Despite the currently favorable environment, California will likely face some difficult choices in the coming years. Foremost among these concerns is the likelihood that capital needs will increase for education and transportation. The state's infrastructure, particularly its public school system, will require additional funds to support its growing population. In addition, California housing prices have continued to rise along with the cost of living, making quality of life issues a greater concern for residents.

    Nevertheless, our outlook for the state's credit rating remains very positive. We believe the favorable growth scenario currently in place will result in yet another upgrade of California's credit rating in the near future.

    To help ensure that the municipals chosen for the California funds match our strict criteria, the five members of our municipal credit research team continue to keep a close watch on these issues and other economic and legislative trends within the state.


ANNUAL REPORT                               MUNICIPAL CREDIT REVIEW       5


                       CALIFORNIA TAX-FREE MONEY MARKET

                        7-DAY      7-DAY               7-DAY TAX-EQUIVALENT YIELDS
                       CURRENT   EFFECTIVE      34.70%        37.42%        41.95%         45.22%
                        YIELD      YIELD      Tax Bracket   Tax Bracket   Tax Bracket   Tax Bracket
---------------------------------------------------------------------------------------------------------------
YIELDS AS OF
AUGUST 31, 1997

California Tax-Free
Money Market            2.91%      2.95%         4.46%         4.65%         5.01%          5.31%

Yields are defined in the Glossary on page 57.

                                                                   AVERAGE ANNUAL RETURNS
                                       6 MONTHS     1 YEAR         3 YEARS         5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF AUGUST 31, 1997

California Tax-Free Money Market ....... 1.60%        3.17%         3.20%           2.76%         3.64%

Average California Tax-Exempt
Money Market Fund(1) ................... 1.51%        2.96%         3.04%           2.68%         3.68%

Fund's Ranking Among California
Tax-Exempt Money Market Funds(1) .......  --      11 out of 54  12 out of 48    15 out of 43   7 out of 13

(1)  According to Lipper Analytical Services.

See pages 56-57 for more information about returns and Lipper fund rankings.


PORTFOLIO AT A GLANCE

                                 8/31/97          8/31/96
Number of Securities               86               91
Weighted Average Maturity        36 days          39 days
Expense Ratio                     0.49%            0.49%


Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


6      CALIFORNIA TAX-FREE MONEY MARKET       AMERICAN CENTURY INVESTMENTS


                       CALIFORNIA TAX-FREE MONEY MARKET

MANAGEMENT Q & A

    An interview with Todd Pardula, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

    The fund continued to provide a higher level of tax-exempt income than the average California money market fund. For the fiscal year ended August 31, 1997, the fund had a total return of 3.17%, compared with the 2.96% average return of the 54 "California Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW DID THE FUND'S POSITIONING CHANGE DURING THE FISCAL YEAR?

    The fund's average maturity shortened gradually from around 40 days at the beginning of the period to less than 20 days by mid-April. This shift was partly driven by our expectations for a short-term interest rate increase by the Federal Reserve--which occured in March--but it also reflected a shortage of one-year California municipal securities. The limited supply depressed one-year municipal yields; the few attractive one-year notes we found failed to meet our strict credit standards.

    In June and July, when most California municipalities issue one-year notes, we extended the fund's average maturity back out to about 40 days. We took advantage of the seasonal supply by purchasing several notes with attractive yields. We would have liked to extend the fund's maturity even further, but we were leery of buying too many securities with the same 6/30/98 maturity date--the end of the fiscal year for most California municipalities.

ALTHOUGH THE FED RAISED SHORT-TERM RATES IN MARCH, THE FUND'S YIELD IS VIRTUALLY THE SAME AS IT WAS A YEAR AGO. WHY?

    The Fed's interest rate changes tend to have less of an impact on municipal money market yields than on taxable money market yields. The Fed raised rates from 5.25% to only 5.50%, and such a small increase typically has a negligible effect on municipal money market rates.

    Supply and demand factors have the biggest impact on municipal money market rates, and that's why yields haven't changed much over the past year.

THE FUND IS HOLDING A FEW PUT BONDS. WHAT'S THE ATTRACTION OF THESE SECURITIES?

    Put bonds are longer-term municipal bonds that can be "put back"--that is, sold at face value to a specific dealer at a prearranged date. The fund typically holds put bonds that can be put back on a quarterly, semiannual or annual basis.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
VRDNs                    77%
Municipal Notes           7%
Commercial Paper          7%
Bonds less than 1 Year    5%
Put Bonds                 4%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/97)
VRDNs                    75%
Bonds less than 1 Year   11%
Municipal Notes           7%
Commercial Paper          7%


ANNUAL REPORT                      CALIFORNIA TAX-FREE MONEY MARKET       7


                       CALIFORNIA TAX-FREE MONEY MARKET

    We usually retain the fund's put bonds when their yields are higher than prevailing yields. This situation occurred in May, when one of our put bonds reached its annual "put" date. Based on one-year note yields at the time, we felt that the put bond was more attractive, so we kept it in the fund's portfolio.

    Keeping the put bond was the equivalent of buying a one-year security, so our decision to keep this bond caused the fund's average maturity to jump from 18 days to 29 days overnight.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    We're looking to extend the fund's average maturity further in the coming months. We already lengthened the fund's maturity to more than 50 days by mid-September, and we'd like to extend another 10-15 days.

    The next opportunity to extend will probably be the latter half of September. Yields tend to be more attractive at the end of a quarter, when many dealers try to clear out some of their inventory and corporate buyers reduce their municipal exposure.

    Beginning in November, we're also going to be putting tighter restrictions on the fund's exposure to Japanese banks.

HOW DO JAPANESE BANKS AFFECT THE FUND'S PORTFOLIO?

    Many California municipal money market securities are backed by a letter of credit from a bank, and this may include Japanese banks. In the last couple of years, the Japanese banking system has suffered from a lengthy domestic recession and bad real estate loans.

    As a result, we established credit standards that prevent the fund from holding more than 10% of its assets in securities guaranteed by Japanese banks. This limit is low compared to most other California money market funds, but we plan to reduce this internal restriction even further--it will be around 5% starting in November.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
SP1+           64%
SP1            36%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
SP1+           70%
SP1            30%

"SP1+" and "SP1" are Standard & Poor's highest credit ratings for short-term municipal securities.


8      CALIFORNIA TAX-FREE MONEY MARKET       AMERICAN CENTURY INVESTMENTS

                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA TAX-FREE MONEY MARKET

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

MUNICIPAL SECURITIES

              $  7,375,000  Agoura Hills Multifamily Housing
                                Rev., (Oakridge Apartments),
                                VRDN, 3.35%, 9/3/97 (LOC:
                                Continental Casualty Co.)            $    7,375,000

                 4,000,000  Anaheim Electric Rev., 4.25%,
                                10/1/97 (AMBAC)                           4,001,268

                 4,800,000  Anaheim Housing Auth. Rev.,
                                Series 1992 A, (Heritage Village
                                Apartments), VRDN, 3.15%,
                                9/4/97 (LOC: Barclays Bank
                                PLC)                                      4,800,000

                 1,035,000  Antioch Public Financing Authority
                                Reassessment Rev., Series 1997
                                A, (California Improvement Bond
                                Act 1915), 9.00%, 9/2/97
                                (AMBAC)                                   1,035,145

                10,480,000  Association of Bay Area
                                Governments Financing Auth. for
                                Nonprofit Corps. Rev., (University
                                of California Project), VRDN,
                                3.25%, 9/4/97 (LOC: Union
                                Bank of Switzerland)                     10,480,000

                 2,000,000  Association of Bay Area
                                Governments Financing Auth.
                                Certificates of Participation,
                                (Bentley School), VRDN, 3.50%,
                                9/3/97 (LOC: Banque
                                Nationale de Paris S.A.)                  2,000,000

                 4,000,000  Auburn Unified School District
                                Certificates of Participation,
                                (Capital Improvement Financing
                                Project), VRDN, 3.30%,
                                9/4/97 (LOC: Union Bank of
                                California, N.A.)                         4,000,000

                 7,800,000  Azusa Multifamily Housing Rev.,
                                (Pacific Glen Apartments Project),
                                VRDN, 3.50%, 9/4/97 (LOC:
                                Continental Casualty Co.)                 7,800,000

                 5,000,000  Bassett Unified School District
                                Certificates of Participation,
                                (Capital  Improvement  Project),
                                VRDN, 3.30%, 9/4/97 (LOC:
                                Union Bank of California, N.A.)           5,000,000

                 1,695,000  Burbank Redevelopment Agency
                                Tax Allocation, (West Olive
                                Project), 6.00%, 12/1/97
                                (AMBAC)                                   1,703,863


Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  4,500,000  California Educational Facilities
                                Auth. Rev., (Mount St. Marys
                                College), VRDN, 3.30%, 9/3/97
                                (LOC: Allied Irish Banks, PLC)       $    4,500,000

                 1,000,000  California  Health  Facilities
                                Financing  Auth. Rev.,  Series
                                1987 A,  (Pooled  Loan  Program),
                                VRDN, 3.05%, 9/4/97 (LOC:
                                Rabobank Nederland)                       1,000,000

                 6,000,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1985 B, (Scripps Memorial
                                Hospital), VRDN, 3.05%,
                                9/4/97 (MBIA) (SBBPA:
                                Morgan Guaranty Trust Co. of
                                New York)                                 6,000,000

                 2,300,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1990 A, (Pooled Project), VRDN,
                                3.05%, 9/3/97 (LOC: Rabobank
                                Nederland)                                2,300,000

                 1,175,000  California Health Facilities
                                Financing Auth. Rev.,
                                (Presbyterian Hospital), 4.50%,
                                5/1/98 (MBIA)                             1,180,299

                 1,000,000  California Pollution Control
                                Financing Auth. Rev., (Chevron
                                USA, Inc. Project), 3.90%,
                                11/15/97 (Guaranteed: Chevron
                                Corporation)                              1,000,000

                10,500,000  California Pollution Control
                                Financing Auth. Rev., (Chevron
                                USA, Inc. Project), 4.00%,
                                5/15/98 (Guaranteed: Chevron
                                Corporation)                             10,500,000

                 5,000,000  California Public Capital
                                Improvements Financing Auth.
                                Rev., Series 1988 C, 3.85%,
                                9/15/97 (LOC: National
                                Westminster Bank PLC)                     5,000,000

                19,000,000  California School Cash Reserve
                                Program Auth. Rev., Series 1997
                                A, 4.75%, 7/2/98 (AMBAC)                 19,138,022

                 8,000,000  California Statewide Certificates of
                                Participation, (Covenant
                                Retirement Community), VRDN,
                                3.25%, 9/4/97 (LOC: LaSalle
                                National Bank)                            8,000,000

See Notes to Financial Statements


ANNUAL REPORT                      CALIFORNIA TAX-FREE MONEY MARKET       9


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA TAX-FREE MONEY MARKET

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  5,000,000  California Statewide Communities
                                Apartment Development Auth.
                                Rev., (Whispering Winds
                                Apartments), VRDN, 3.35%,
                                9/3/97 (LOC: Continental
                                Casualty Co.)                        $    5,000,000

                 2,385,000  Central Unified School District
                                Certificates of
                                Participation, VRDN, 3.40%, 9/3/97 (LOC:
                                Union Bank of California, N.A.)           2,385,000

                 2,700,000  Covina Redevelopment Agency
                                Multifamily Housing Rev.,
                                (Shadowhills Apartments), VRDN,
                                3.50%, 9/4/97 (LOC:
                                Continental Casualty Co.)                 2,700,000

                 2,155,000  Dinuba Financing Auth. Lease Rev.
                                Certificates of Participation,
                                Series 1996 A, (Wastewater
                                Treatment Plant), VRDN, 3.40%,
                                9/3/97 (LOC: Union Bank of
                                California, N.A.)                         2,155,000

                 1,000,000  Glendale Industrial Development
                                Auth. Rev., (Reliance
                                Development), VRDN, 3.60%,
                                9/15/97 (LOC: Barclays Bank
                                PLC)                                      1,000,000

                 1,320,000  Hanford Certificates of Participation,
                                (Public IMPC Corp.), VRDN,
                                3.40%, 9/4/97 (LOC: Union
                                Bank of California, N.A.)                 1,320,000

                 2,755,000  Hanford Sewer Rev., Series 1996 A,
                                VRDN, 3.40%, 9/4/97 (LOC:
                                Union Bank of California, N.A.)           2,755,000

                12,100,000  Hayward Multifamily Housing Rev.,
                                (Shorewood Apartments), VRDN, 3.00%,
                                9/4/97 (FGIC) (SBBPA:
                                General Electric Capital Corp.)          12,100,000

                 4,965,000  Irvine Industrial Development
                                Authority Rev., (Shimano Amer
                                Corporation), VRDN, 3.25%,
                                9/3/97 (LOC: Bank of Tokyo-
                                Mitsubishi, Ltd.)                         4,965,000

                 3,900,000  Irvine Public Facilities and
                                Infrastructure Auth. Lease Rev.,
                                (Capital Improvement Project),
                                VRDN, 3.10%, 9/4/97 (LOC:
                                National Westminster Bank PLC)            3,900,000


Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

               $19,000,000  Kern County Superintendent of
                                Schools Certificates of
                                Participation, VRDN, 3.30%,
                                9/4/97 (LOC: Anchor National
                                Life Insurance Company)               $  19,000,000

                 4,250,000  Lancaster Redevelopment Agency
                                Rev., Series 1996 C, (20th Street
                                Apartment Project), VRDN,
                                3.15%, 9/4/97 (LOC: FHLB)                 4,250,000

                 2,100,000  Lemore Certificates of Participation,
                                (Golf Course Project), VRDN,
                                3.35%, 9/4/97 (LOC: Union
                                Bank of California, N.A.)                 2,100,000

                 3,600,000  Livermore Certificates of
                                Participation, (Reverse Osmosis
                                Project), VRDN, 3.15%, 9/4/97
                                (LOC: National Westminster
                                Bank PLC)                                 3,600,000

                 3,000,000  Loma Linda Water Rev., VRDN,
                                3.40%, 9/3/97 (LOC: Union
                                Bank of California, N.A.)                 3,000,000

                 5,000,000  Long Beach Multifamily Housing
                                Rev., (Channel Point Apartments),
                                VRDN, 3.25%, 9/3/97 (LOC:
                                Union Bank of California, N.A.)           5,000,000

                 4,900,000  Los Angeles Community
                                Redevelopment Agency, VRDN,
                                3.20%, 9/4/97 (LOC: Barclays
                                Bank PLC)                                 4,900,000

                 3,300,000  Los Angeles County Public Works
                                Financing Auth. Lease Rev.
                                Certificates of Participation, Series
                                1996 B, 4.50%, 9/1/97 (MBIA)              3,300,000

                 2,750,000  Los Angeles County Public Works
                                Financing Auth. Lease Rev.
                                Certificates of Participation, Series
                                1996 A, 4.50%, 9/1/97 (MBIA)              2,749,999

                 1,355,000  Los Angeles Unified School District
                                Certificates of Participation,
                                3.80%, 10/1/97 (FSA)                      1,354,944

                 2,000,000  Modesto Multifamily Housing Rev.,
                                Series 1996 A,(Shadowbrook), VRDN,
                                3.35%, 9/4/97 (LOC:
                                Bank of America N.T. & S.A.)              2,000,000

                 2,000,000  Moreno Valley Certificates of
                                Participation, (City Hall
                                Refinancing Project), VRDN,
                                3.40%, 9/4/97 (LOC: Union
                                Bank of California, N.A.)                 2,000,000

See Notes to Financial Statements


10      CALIFORNIA TAX-FREE MONEY MARKET       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA TAX-FREE MONEY MARKET

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

               $12,000,000  Oceanside Multifamily Housing
                                Rev., (Lakeridge Apartments
                                Project), VRDN, 3.50%, 9/3/97
                                (LOC: Continental Casualty Co.)       $  12,000,000

                 5,000,000  Orange County Apartment
                                Development Rev., (Bear Brand
                                Apartments), VRDN, 2.95%,
                                9/4/97 (LOC: Credit Suisse
                                First Boston, Inc.)                       5,000,000

                 6,500,000  Orange County Apartment
                                Development Rev., Series 1991
                                A, (The Lakes Project), VRDN,
                                3.20%, 9/4/97 (LOC: Citibank,
                                N.A.)                                     6,500,000

                10,500,000  Orange County Local Transportation
                                Auth. Tax Exempt Commercial
                                Paper, 3.70%, 9/11/97 (LOC:
                                Union Bank of Switzerland)               10,500,000

                 5,000,000  Orange County Local Transportation
                                Auth. Tax Exempt Commercial
                                Paper, 3.70%, 9/12/97 (LOC:
                                Union Bank of Switzerland)                5,000,000

                   800,000  Palm Springs Redevelopment
                                Agency Certificates of
                                Participation, VRDN, 3.05%,
                                9/3/97 (LOC: Citibank, N.A.)                800,000

                 8,080,000  Pasadena Certificates of
                                Participation, (Rose Bowl
                                Improvements Project), VRDN,
                                3.00%, 9/3/97 (LOC: Canadian
                                Imperial Bank of Commerce)                8,080,000

                 7,000,000  Pico Rivera Certificates of
                                Participation, (Redevelopment
                                Agency Project), VRDN, 3.15%,
                                9/2/97 (LOC: Wachovia Bank of
                                Georgia, N.A.)                            7,000,000

                 6,000,000  Redlands Certificates of Participation,
                                (Sewer Treatment Facilities Project),
                                VRDN, 3.05%, 9/3/97 (FGIC) (SBBPA:
                                General Electric Capital Corp.)           6,000,000

                 6,860,000  Redlands Certificates of Participation,
                                (Water Treatment Facilities Project),
                                VRDN,  3.05%, 9/3/97 (FGIC) (SBBPA:
                                General Electric Capital Corp.)           6,860,000

                 1,200,000  Richmond Joint Powers Financing
                                Port Auth. Term Lease Rev.,
                                VRDN, 3.60%, 9/2/97 (LOC:
                                Union Bank of California, N.A.)           1,200,000


Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  3,540,000  Riverside County Multifamily
                                Housing Rev., (Ambergate
                                Apartments), VRDN, 3.25%,
                                9/4/97 (LOC: Union Bank of
                                California, N.A.)                    $    3,540,000

                 1,715,000  Rohnert Park Multifamily Housing
                                Rev., (Crossbrook Apartments),
                                VRDN, 3.10%, 9/3/97 (FNMA
                                Collateral Agreement)                     1,715,000

                 1,330,000  Sacramento County Certificates of
                                Participation, 4.00%, 2/1/98
                                (MBIA)                                    1,331,905

                 5,000,000  Sacramento  County Housing Auth.,
                                VRDN,  3.35%, 9/3/97 (LOC:
                                Dai-Ichi Kangyo Bank, Ltd.)               5,000,000

                 8,200,000  Sacramento  County  Multifamily
                                Housing  Rev., (River Oaks),
                                VRDN, 3.25%, 9/4/97 (LOC:
                                Dai-Ichi Kangyo Bank, Ltd.)               8,200,000

                 1,500,000  Sacramento  County  Multifamily
                                Housing  Rev., Series 1985 C,
                                VRDN, 3.25%, 9/4/97 (LOC:
                                Dai-Ichi Kangyo Bank, Ltd.)               1,500,000

                 3,400,000  Sacramento County Multifamily
                                Housing Rev., Series 1996 A,
                                VRDN, 3.20%, 9/3/97 (LOC:
                                California State Teachers'
                                Retirement System)                        3,400,000

                 3,200,000  San Bernardino County Certificates
                                of Participation, VRDN, 3.40%,
                                9/4/97 (LOC: Sumitomo Bank,
                                Ltd.)                                     3,200,000

                10,000,000  San Bernardino County Certificates
                                of Participation, (PA-100), VRDN,
                                3.60%, 9/4/97 (MBIA) (SBBPA:
                                Merrill Lynch & Co., Inc.)               10,000,000

                12,300,000  San Bernardino County Multifamily
                                Housing Rev., Series 1985 A,
                                (Castle Park Apartments), VRDN,
                                3.25%, 9/3/97 (LOC: Bank of
                                Tokyo-Mitsubishi, Ltd.)                  12,300,000

                 3,050,000  San Bernardino County Multifamily
                                Housing Rev., Series 1992 A,
                                (Arrowview Park Apartments
                                Project), VRDN, 3.15%, 9/4/97
                                (LOC: FHLB)                               3,050,000

                 2,125,000  San Bernardino County Multifamily
                                Housing Rev., Series 1993 A,
                                (Monterey Villas Apartments),
                                VRDN, 3.15%, 9/4/97
                                (LOC: FHLB)                               2,125,000

See Notes to Financial Statements


ANNUAL REPORT                      CALIFORNIA TAX-FREE MONEY MARKET       11


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA TAX-FREE MONEY MARKET

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  1,370,000  San Diego County Multifamily
                                Housing Rev., (Country Hills),
                                VRDN, 3.00%, 9/3/97 (FNMA
                                Collateral Agreement)                $    1,370,000

                 4,300,000  San Diego Multifamily Housing
                                Rev., Series 1993 A, (Coral Point
                                Apartments), VRDN, 3.45%,
                                9/4/97 (LOC: Continental
                                Casualty Co.)                             4,300,000

                11,250,000  San Francisco City and County Redevelopment
                                Financing  Auth.  Rev.,
                                (Yerba  Buena  Garden),
                                VRDN, 3.15%, 9/3/97 (LOC:
                                National Westminster Bank PLC)           11,250,000

                 1,400,000  San Jose Financing Auth. Rev.,
                                Series 1995 B, (Hayes Mansion
                                Project), VRDN, 3.35%, 9/3/97
                                (LOC: Sumitomo Bank, Ltd.)                1,400,000

                 3,900,000  San Leandro Multifamily Housing
                                Rev., (Parkside Project), VRDN,
                                3.00%, 9/3/97 (FNMA
                                Collateral Agreement)                     3,900,000

                 4,200,000  Santa Clara Multifamily Housing
                                Rev., VRDN, 3.00%, 9/3/97
                                (LOC: National Westminster
                                Bank PLC)                                 4,200,000

                 5,800,000  Santa Clara Multifamily Housing
                                Rev., (Foxchase Apartments),
                                VRDN, 3.00%, 9/4/97 (FGIC)
                                (SBBPA: General Electric Capital
                                Corp.)                                    5,800,000

                 9,300,000  Santa Paula Public Financing Auth.
                                Rev. Certificates of Participation,
                                (Water System Acquisition Project),
                                VRDN, 3.40%, 9/3/97
                                (LOC: Sumitomo Bank Ltd.,
                                Union Bank of California, N.A.)           9,300,000

                10,000,000  South Coast County Local
                                Educational Agencies Tax and
                                Rev. Anticipation Notes, Series
                                1997 A, 4.50%, 6/30/98
                                (MBIA)                                   10,050,910

                   275,000  South San Francisco Certificates of
                                Participation, (Quality Control
                                Plant Project), VRDN, 3.15%,
                                9/4/97 (LOC: National
                                Westminster Bank PLC)                       275,000


Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  8,800,000  Southern California Public Power
                                Auth. Rev., VRDN, 3.00%,
                                9/3/97 (FSA) (SBBPA: Morgan
                                Guaranty Trust Co. of New York)      $    8,800,000

                 3,000,000  State of California GO, 5.00%,
                                10/1/97                                   3,003,247

                 3,000,000  State of California Tax Exempt
                                Commercial Paper, GO, 3.50%,
                                9/11/97 (Line of Credit: Credit
                                Suisse First Boston, Inc.,
                                Bayerische Landesbank
                                Girozentrale, Landesbank
                                Hessen-Thuringen Girozentrale,
                                Morgan Guaranty Trust Co. of
                                New York, Westdeutsche
                                Landesbank Girozentrale)                  3,000,000

                 3,000,000  State of California Tax Exempt
                                Commercial Paper, GO, 3.70%,
                                9/18/97 (LOC: Morgan
                                Guaranty Trust Co. of New York,
                                Credit Suisse First Boston, Inc.,
                                Bayerische Landesbank
                                Girozentrale, Landesbank
                                Hessen-Thuringen Girozentrale,
                                Westdeutsche Landesbank
                                Girozentrale)                             3,000,000

                 3,000,000  State of California Tax Exempt
                                Commercial Paper, GO, 3.75%,
                                9/18/97 (LOC: Westdeutsche
                                Landesbank Girozentrale,
                                Landesbank Hessen-Thuringen
                                Girozentrale, Morgan Guaranty
                                Trust Co. of New York)                    3,000,000

                 5,000,000  State of California Tax Exempt
                                Commercial Paper, GO, 3.65%,
                                10/17/97 (LOC: Morgan
                                Guaranty Trust Co. of New York,
                                Landesbank Hessen-Thuringen
                                Girozentrale, Westdeutsche
                                Landesbank Girozentrale)                  5,000,000

                 5,400,000  Three Valleys Municipal Water
                                District Certificates of
                                Participation, (Miramar Water
                                Treatment), VRDN, 3.25%,
                                9/3/97 (LOC: Barclays Bank
                                PLC)                                      5,400,000

                 1,600,000  Triunfo Sanitation District
                                Refunding Rev., VRDN, 3.20%,
                                9/3/97 (LOC: Banque Nationale
                                de Paris S.A.)                            1,600,000

See Notes to Financial Statements


12      CALIFORNIA TAX-FREE MONEY MARKET       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA TAX-FREE MONEY MARKET

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

               $   825,000  Upland Community Redevelopment
                                Agency Multifamily Housing Rev.,
                                (Northwoods Project), VRDN,
                                4.10%, 9/3/97 (LOC: Sanwa
                                Bank, Ltd.)                         $       825,000

                 6,300,000  Victor Valley Community College
                                Certificates of Participation,
                                VRDN, 3.30%, 9/4/97 (LOC:
                                Banque Nationale de Paris S.A.,
                                Dai-Ichi Kangyo Bank, Ltd.)               6,300,000

                 1,700,000  West Sacramento Financing Auth.
                                Special Tax Rev., Series 1996 C,
                                VRDN, 3.10%, 9/4/97 (LOC:
                                Wells Fargo Bank, N.A.)                   1,700,000
                                                                    --------------------

TOTAL INVESTMENT SECURITIES--100.0%                                    $416,124,602
                                                                    ====================


NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corp.

FGIC = Financial Guaranty Insurance Company

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

FSA = Financial Security Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1997.

See Notes to Financial Statements


ANNUAL REPORT                      CALIFORNIA TAX-FREE MONEY MARKET       13

                       CALIFORNIA MUNICIPAL MONEY MARKET

                         7-DAY       7-DAY                   7-DAY TAX-EQUIVALENT YIELDS
                        CURRENT    EFFECTIVE     34.70%        37.42%          41.95%            45.22%
                         YIELD       YIELD     Tax Bracket   Tax Bracket     Tax Bracket       Tax Bracket
----------------------------------------------------------------------------------------------------------------------
YIELDS AS OF
AUGUST 31, 1997

California Municipal

Money Market             2.97%       3.01%        4.55%         4.75%           5.12%             5.42%

Yields are defined in the Glossary on page 57.

                                                                    AVERAGE ANNUAL RETURNS
                                       6 MONTHS     1 YEAR         3 YEARS        5 YEARS   LIFE OF FUND(1)
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF AUGUST 31, 1997

California Municipal Money Market .....  1.62%        3.15%         3.24%          2.82%         3.12%

Average California Tax-Exempt
Money Market Fund(2) ..................  1.51%        2.96%         3.04%          2.68%         2.90%

Fund's Ranking Among California
Tax-Exempt Money Market Funds(2) ......   --      12 out of 54   9 out of 48   10 out of 43   6 out of 36

(1) Inception date was December 31, 1990.

(2) According to Lipper Analytical Services.

See pages 56-57 for more information about returns and Lipper fund rankings.


PORTFOLIO AT A GLANCE

                                  8/31/97           8/31/96

Number of Securities                57                61
Weighted Average Maturity         38 days            42 days
Expense Ratio                      0.52%              0.53%

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


14      CALIFORNIA MUNICIPAL MONEY MARKET      AMERICAN CENTURY INVESTMENTS


                       CALIFORNIA MUNICIPAL MONEY MARKET

MANAGEMENT Q & A

    An interview with Todd Pardula, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

    The fund continued to provide a higher level of tax-exempt income than the average California money market fund. For the fiscal year ended August 31, 1997, the fund had a total return of 3.15%, compared with the 2.96% average return of the 54 "California Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW DID THE FUND'S POSITIONING CHANGE DURING THE FISCAL YEAR?

    The fund's average maturity shortened gradually from around 40 days at the beginning of the period to about 20 days by mid-March. This shift was partly driven by our expectations for a short-term interest rate increase by the Federal Reserve--which occured in March--but it also reflected a shortage of one-year California municipal securities. The limited supply depressed one-year municipal yields; the few attractive one-year notes we found failed to meet our strict credit standards.

    In June and July, when most California municipalities issue one-year notes, we extended the fund's average maturity back out to about 40 days. We took advantage of the seasonal supply by purchasing several notes with attractive yields. We would have liked to extend the fund's maturity even further, but we were leery of buying too many securities with the same 6/30/98 maturity date--the end of the fiscal year for most California municipalities.

ALTHOUGH THE FED RAISED SHORT-TERM RATES IN MARCH, THE FUND'S YIELD IS VIRTUALLY THE SAME AS IT WAS A YEAR AGO. WHY?

    The Fed's interest rate changes tend to have less of an impact on municipal money market yields than on taxable money market yields. The Fed raised rates from 5.25% to only 5.50%, and such a small increase typically has a negligible effect on municipal money market rates.

    Supply and demand factors have the biggest impact on municipal money market rates, and that's why yields haven't changed much over the past year.

THE FUND RECENTLY PURCHASED SOME PUT BONDS. WHAT'S THE ATTRACTION OF THESE SECURITIES?

    Put bonds are longer-term municipal bonds that can be "put back"--that is, sold at face value to a specific dealer at a prearranged date. The fund typically holds put bonds that can be put back on a quarterly, semiannual or annual basis.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
VRDNs                    78%
Bonds less than 1 Year   12%
Put Bonds                 4%
Commercial Paper          4%
Municipal Notes           2%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/97)
VRDNs                    83%
Bonds less than 1 Year    9%
Municipal Notes           5%
Commercial Paper          3%


ANNUAL REPORT                     CALIFORNIA MUNICIPAL MONEY MARKET       15


                       CALIFORNIA MUNICIPAL MONEY MARKET

    The put bonds we purchased for the fund pay interest that is subject to the federal alternative minimum tax (AMT). Because the supply of one-year California AMT paper is limited, we were quick to take advantage of the put bonds, which also gave us an extra 10 basis points in yield compared to non-AMT securities.

DOES THAT MEAN THE FUND IS HOLDING MORE AMT PAPER THAN NORMAL?

    Yes. The fund typically invests about 60% of its assets in AMT paper, but the put bonds we recently bought pushed that percentage to more than 75%.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    We're looking to extend the fund's average maturity further in the coming months. We already lengthened the fund's maturity to more than 50 days by mid-September, and we'd like to extend another 10-15 days.

    The next opportunity to extend will probably be the latter half of September. Yields tend to be more attractive at the end of a quarter, when many dealers try to clear out some of their inventory and corporate buyers reduce their municipal exposure.

    Beginning in November, we're also going to be putting tighter restrictions on the fund's exposure to Japanese banks.

HOW DO JAPANESE BANKS AFFECT THE FUND'S PORTFOLIO?

    Many California municipal money market securities are backed by a letter of credit from a bank, and this may include Japanese banks. In the last couple of years, the Japanese banking system has suffered from a lengthy domestic recession and bad real estate loans.

    As a result, we established credit standards that prevent the fund from holding more than 10% of its assets in securities guaranteed by Japanese banks. This limit is low compared to most other California money market funds, but we plan to reduce this internal restriction even further--it will be around 5% starting in November.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
SP1+           59%
SP1            41%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
SP1+           67%
SP1            33%

"SP1+" and "SP1" are Standard & Poor's highest credit ratings for short-term municipal securities.


16      CALIFORNIA MUNICIPAL MONEY MARKET      AMERICAN CENTURY INVESTMENTS

                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

MUNICIPAL SECURITIES

              $  2,000,000  Alameda County Industrial
                                Development Auth. Rev., Series
                                1994 A, (Scientific Technology
                                Project), VRDN, 3.25%, 9/3/97
                                (LOC: Banque National de
                                Paris S.A.)                          $    2,000,000

                 3,250,000  Alameda County Industrial
                                Development Auth. Rev., Series
                                1997 A, (Tool Family
                                Partnership), VRDN, 3.35%,
                                9/4/97 (LOC: Wells Fargo
                                Bank, N.A.)                               3,250,000

                 2,000,000  Anaheim Electrical Rev., 4.25%,
                                10/1/97 (AMBAC)                           2,000,635

                 2,200,000  Association of Bay Area Governments
                                Multifamily Housing  Rev.,
                                Series 1997 A, (Mountain View
                                Apartments), VRDN, 3.50%, 9/4/97 (LOC:
                                Comerica Bank)                            2,200,000

                 4,100,000  Auburn Unified School District
                                Certificates of Participation,
                                (Capital Improvement Financing
                                Project), VRDN, 3.30%, 9/4/97
                                (LOC: Union Bank of
                                California, N.A.)                         4,100,000

                 2,815,000  Azusa Multifamily Housing Rev.,
                                (Pacific Glen Apartments Project),
                                VRDN, 3.50%, 9/4/97 (LOC:
                                Continental Casualty Co.)                 2,815,000

                 3,450,000  California Housing Financing Agency Rev., Series
                                PT-68, VRDN, 3.40%, 9/4/97 (MBIA)
                                (SBBPA: Credit Suisse)                    3,450,000

                 8,000,000  California Housing Financing
                                Agency Rev., Series 1997 J,
                                3.95%, 8/3/98 (GIC: FGIC)                 8,000,000

                 1,600,000  California Housing Financing
                                Agency Rev., Series 1997 B,
                                (Multifamily Housing III), VRDN,
                                3.20%, 9/3/97 (LOC: Credit
                                Suisse First Boston, Inc., Morgan
                                Guaranty Trust Co. of New York)           1,600,000


Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

               $10,430,000  California Housing Financing
                                Agency Rev., Series 1997 C,
                                (Multifamily Housing III), VRDN,
                                3.20%, 9/3/97 (LOC: Credit
                                Suisse First Boston, Inc., Morgan
                                Guaranty Trust Co. of New York)       $  10,430,000

                 3,625,000  California Housing Financing
                                Agency Mortgage Rev., Series
                                1996 J, Mandatory Put, 4.00%,
                                8/1/98 (GIC: FGIC)                        3,625,000

                 3,000,000  California Pollution Control
                                Financing Auth. Rev., Series
                                1996 A, (Pacific Gas and
                                Electric), VRDN, 3.05%,
                                9/3/97 (LOC: Swiss Bank
                                Corporation)                              3,000,000

                 2,300,000  California Public Capital
                                Improvements Financing Auth.
                                Rev., Series 1988 C, 3.85%,
                                9/15/97 (LOC: National
                                Westminster Bank PLC)                     2,300,000

                 4,000,000  California School Cash Reserve
                                Program Auth. Rev., Series
                                1997 A, 4.75%, 7/2/98
                                (AMBAC)                                   4,028,851

                 1,200,000  California State Economic Development
                                Financing Auth.  Industrial Rev.,
                                (CALCO Project),  VRDN,
                                3.75%, 9/3/97 (LOC:
                                Wells Fargo Bank, N.A.)                   1,200,000

                   200,000  California State Economic
                                Development Financing Auth.
                                Industrial Development Rev.,
                                Series 1997 A, (Serra Mission
                                Project), VRDN, 3.55%,
                                9/2/97 (LOC: First Bank N.A.,
                                Minneapolis, Minnesota)                     200,000

                 1,800,000  California Statewide Community
                                Development Auth. Rev., Series
                                1995 B, (Howard S. Leight &
                                Assoc.), VRDN, 3.50%, 9/3/97
                                (LOC: Sanwa Bank, Ltd.)                   1,800,000

                 1,365,000  California Statewide Communities
                                Development Auth. Rev., Series
                                1996 G, (Lansmont  Property),
                                VRDN, 3.40%, 9/3/97 (LOC:
                                Wells Fargo Bank, N.A.)                   1,365,000

See Notes to Financial Statements


ANNUAL REPORT                     CALIFORNIA MUNICIPAL MONEY MARKET       17


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  1,325,000  California Statewide Communities
                                Development Corporation Rev.,
                                Series 1994 B, (Individual
                                Developer, J. Michelle), VRDN,
                                3.25%, 9/3/97 (LOC: California
                                State Teachers' Retirement
                                System)                              $    1,325,000

                 4,000,000  California Statewide Communities
                                Multifamily Housing
                                Development Auth. Rev., Series
                                1997 A, (Plaza Club Apartments
                                Project), VRDN, 3.60%, 9/3/97
                                (LOC: Comerica Bank)                      4,000,000

                 1,200,000  California Statewide Communities
                                Multifamily Housing Development Auth.
                                Rev., Series 1997 G, (Sunrise of Moraga),
                                VRDN, 3.25%, 9/4/97 (LOC:
                                Commerzbank A.G.)                         1,200,000

                 8,700,000  Chula Vista Industrial Development
                                Rev., Series 1996 B, (San Diego
                                Gas & Electric), VRDN, 3.75%,
                                9/2/97                                    8,700,000

                 3,755,000  Contra Costa County Certificates of
                                Participation, (Concord
                                Healthcare Center), VRDN,
                                3.35%, 9/3/97 (LOC:
                                Boatman's First NB of Kansas
                                City, MO)                                 3,755,000

                 4,000,000  Contra Costa County Multifamily
                                Housing Rev., Series 1994 A,
                                (Del Norte Apartments), VRDN,
                                3.40%, 9/2/97 (LOC: Sumitomo
                                Bank, Ltd.)                               4,000,000

                 2,500,000  Fairfield Industrial Development
                                Auth. Rev., Series 1997 A,
                                (Meyer Cookware Industries
                                Project), VRDN, 3.35%, 9/4/97
                                (LOC: Banque Nationale de
                                Paris S.A.)                               2,500,000

                 2,000,000  Fowler Industrial Development
                                Auth. Rev., (Bee Sweet Citrus
                                Inc.), VRDN, 3.40%, 9/4/97
                                (LOC: Bank of America N.T.
                                & S.A.)                                   2,000,000

                 1,000,000  Glenn Industrial Development
                                Auth. Rev., (Land O'Lakes
                                Income Project), VRDN, 3.75%,
                                9/5/97 (LOC: Sanwa Bank,
                                Ltd.)                                     1,000,000


Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  3,500,000  Hanford  Sewer  Rev.,  Series 1996 A,
                                VRDN, 3.40%, 9/4/97 (LOC:
                                Union Bank of California, N.A.)      $    3,500,000

                 2,930,000  Irvine Unified School District
                                Special Tax, (District #86-1),
                                5.25%, 11/1/97 (AMBAC)                    2,937,087

                 2,300,000  Lassen Municipal Utility District
                                Rev., VRDN, 3.40%, 9/4/97
                                (FSA) (SBBPA: Credit Local de
                                France)                                   2,300,000

                 1,185,000  Los Angeles County Industrial
                                Development Auth. Rev.,
                                (Keystone Engineering Company
                                Project), VRDN, 3.40%, 9/3/97
                                (LOC: Bank of Hawaii)                     1,185,000

                 2,800,000  Los Angeles County Industrial
                                Development Auth.,
                                (Tulip  Corporation, Project
                                1989  A),  VRDN,
                                3.30%, 9/3/97 (LOC:
                                La Salle National Bank)                   2,800,000

                 1,570,000  Los Angeles County Public Works
                                Financing Auth. Lease Rev.
                                Certificates of Participation,
                                Series 1996 B, 4.50%, 9/1/97
                                (MBIA)                                    1,570,000

                 1,250,000  Los Angeles County Public Works
                                Financing Lease Rev.
                                Certificates of Participation,
                                Series 1996 A, 4.50%, 9/1/97
                                (MBIA)                                    1,250,000

                 4,950,000  Los Angeles Multifamily Housing
                                Rev., (Oakwood Apartments),
                                VRDN, 3.40%, 9/2/97
                                (LOC: Sumitomo Bank, Ltd.)                4,950,000

                 3,900,000  Los Angeles Multifamily Housing
                                Rev., Series 1989 C, (Vermont
                                Knoll Apartments), VRDN,
                                3.75%, 9/3/97 (LOC: Wells
                                Fargo Bank, N.A.)                         3,900,000

                 3,500,000  Los Angeles Multifamily Housing
                                Rev., Series 1997 D, (Mission
                                Village Terrace), VRDN, 3.20%,
                                9/4/97 (LOC: FHLB)                        3,500,000

                 2,000,000  Oceanside Multifamily Housing
                                Rev., (Lakeridge Apartments
                                Project), VRDN, 3.50%, 9/3/97
                                (LOC: Continental Casualty Co.)           2,000,000

See Notes to Financial Statements


18      CALIFORNIA MUNICIPAL MONEY MARKET      AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  1,000,000  Orange County Certificates of
                                Participation Commercial Paper,
                                8.25%, 12/1/97, Prerefunded at
                                102% of Par(1)                       $    1,030,528

                 2,000,000  Orange County Industrial
                                Development Auth. Rev., Series
                                1997 A, (Control Air
                                Conditioning Project), VRDN,
                                3.45%, 9/3/97 (LOC: California
                                State Teachers' Retirement
                                System)                                   2,000,000

                 2,500,000  Orange County Local
                                Transportation Auth. Tax Exempt
                                Commercial Paper, 3.70%,
                                9/11/97 (LOC: Union Bank of
                                Switzerland)                              2,500,000

                 2,200,000  Orange County Local
                                Transportation Auth. Tax Exempt
                                Commercial Paper, 3.70%,
                                9/12/97 (LOC: Union Bank of
                                Switzerland)                              2,200,000

                 2,660,000  Pleasant Hill Redevelopment Agency,
                                Series 1996 A, VRDN, 3.25%, 9/4/97
                                (LOC: Commerzbank A.G.)                   2,660,000

                 3,300,000  Richmond Joint Powers Financing Port Auth.
                                Term Lease Rev., VRDN, 3.60%, 9/2/97 (LOC:
                                Union Bank of California, N.A.)           3,300,000

                 2,320,000  Riverside County Industrial
                                Development Auth. Rev.,
                                (Merrick Engineering Inc.), VRDN,
                                3.75%, 9/3/97 (LOC: Wells
                                Fargo Bank, N.A.)                         2,320,000

                 1,015,000  Riverside County Multifamily
                                Housing Rev., Series 1986 A,
                                (Tyler Village Project), VRDN,
                                3.35%, 9/3/97 (LOC: Chase
                                Manhattan Bank)                           1,015,000

                 9,500,000  Sacramento County Housing Auth.
                                Rev., Issue 1992 A, (Shadowood
                                Apartments Projects), VRDN,
                                3.30%, 9/3/97 (LOC: General
                                Electric Capital Corp.)                   9,500,000

                 3,000,000  Sacramento County Multifamily
                                Housing Auth. Rev., Series 1997
                                A, (Chesapeake Commons
                                Apartments), VRDN, 3.20%,
                                9/4/97 (LOC: Bank One
                                Arizona, N.A.)                            3,000,000


Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  1,000,000  Sacramento County Sanitation
                                District Financing Auth. Rev.,
                                5.00%, 12/1/97                       $    1,003,050

                   900,000  San Diego Industrial Development
                                Rev.,  Series 1987  A,
                                (Kaiser  Aerospace  and  Electricity),
                                VRDN, 3.55%, 9/4/97 (LOC:
                                ABN Amro Bank N.V.)                         900,000

                 6,300,000  San Francisco City & County
                                Airport Rev., (Community
                                International Airport, SGA 50),
                                VRDN, 3.40%, 9/3/97 (MBIA)
                                (SBBPA: Societe Generale)                 6,300,000

                 1,500,000  San Francisco City & County
                                Airport Commission Tax Exempt
                                Commercial Paper, 3.65%,
                                9/12/97 (LOC: Bayerische
                                Landesbank Girozentrale,
                                Morgan Guaranty Trust Co. of
                                New York)                                 1,500,000

                 3,500,000  San Jose Multifamily Housing Rev.,
                                Series 1996 A, (Siena at
                                Renaissance), VRDN, 3.20%,
                                9/3/97 (LOC: Bank One
                                Arizona, N.A.)                            3,500,000

                 2,000,000  Santa Rosa Multifamily Housing
                                Rev., Series 1997 A, (Quail Run
                                Apartments), VRDN, 3.55%,
                                9/4/97 (LOC: U.S. Bank of
                                Washington, N.A.)                         2,000,000

                 2,000,000  State of California GO, 5.00%,
                                10/1/97                                   2,002,166

                 4,400,000  Vallejo Industrial Development
                                Auth. Rev., Series 1993 A,
                                (Meyer Cookware Industries
                                Project), VRDN, 3.40%, 9/3/97
                                (LOC: Bank of Tokyo-Mitsubishi,
                                Ltd.)                                     4,400,000

                 2,725,000  Vallejo Multifamily Housing Rev.,
                                Series 1997 A, (Hillside Terrace
                                Apartments), VRDN, 3.15%,
                                9/4/97 (FNMA Collateral
                                Agreement)                                2,725,000
                                                                    --------------------

TOTAL INVESTMENT SECURITIES--100.0%                                    $169,592,317
                                                                    ====================

See Notes to Financial Statements


ANNUAL REPORT                     CALIFORNIA MUNICIPAL MONEY MARKET       19


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

AUGUST 31, 1997

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in alculating the weighted average portfolio maturity. Rate shown is effective August 31, 1997.

(1) Escrowed in U.S. Government Securities.

See Notes to Financial Statements


20      CALIFORNIA MUNICIPAL MONEY MARKET      AMERICAN CENTURY INVESTMENTS

                        CALIFORNIA HIGH-YIELD MUNICIPAL

                                    30-DAY                 30-DAY TAX-EQUIVALENT YIELDS
                                      SEC       34.70%        37.42%          41.95%         45.22%
                                     YIELD    Tax Bracket   Tax Bracket     Tax Bracket   Tax Bracket
-----------------------------------------------------------------------------------------------------------------
YIELDS AS OF AUGUST 31, 1997

California High-Yield Municipal      5.04%       7.72%         8.05%           8.68%          9.20%

Yields are defined in the Glossary on page 57.

                                                                     AVERAGE ANNUAL RETURNS
                                          6 MONTHS     1 YEAR         3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF AUGUST 31, 1997

California High-Yield Municipal ........... 5.30%       10.61%         8.56%         7.76%          8.13%

Lehman Long-Term Municipal Bond Index ..... 4.97%       11.26%         9.17%         7.90%          9.29%

Average California Municipal Debt Fund(1) . 4.06%        8.98%         7.22%         6.54%          7.67%

Fund's Ranking Among California
Municipal Debt Funds(1) ...................  --      10 out of 101  6 out of 77   3 out of 51    7 out of 30

(1) According to Lipper Analytical Services.

See pages 56-57 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

Growth of $10,000 Over Ten Years
$10,000 investment made 8/31/87

                               Value on 8/31/97
                     High-Yield             Lehman Long-Term
                      Municipal           Municipal Bond Index
Aug-87                 $10,000                  $10,000
Sep-87                 $9,478                   $9,592
Dec-87                 $9,734                   $10,027
Mar-88                 $10,091                  $10,399
Jun-88                 $10,331                  $10,697
Sep-88                 $10,683                  $11,056
Dec-88                 $10,945                  $11,381
Mar-89                 $11,145                  $11,495
Jun-89                 $11,634                  $12,291
Sep-89                 $11,676                  $12,226
Dec-89                 $12,004                  $12,744
Mar-90                 $12,130                  $12,771
Jun-90                 $12,444                  $13,099
Sep-90                 $12,299                  $12,993
Dec-90                 $12,682                  $13,664
Mar-91                 $12,977                  $13,979
Jun-91                 $13,335                  $14,335
Sep-91                 $13,845                  $14,980
Dec-91                 $14,066                  $15,517
Mar-92                 $14,267                  $15,571
Jun-92                 $14,771                  $16,258
Sep-92                 $15,132                  $16,701
Dec-92                 $15,357                  $17,104
Mar-93                 $15,881                  $17,850
Jun-93                 $16,555                  $18,587
Sep-93                 $17,158                  $19,330
Dec-93                 $17,381                  $19,626
Mar-94                 $16,592                  $18,052
Jun-94                 $16,721                  $18,182
Sep-94                 $16,885                  $18,257
Dec-94                 $16,449                  $17,840
Mar-95                 $17,630                  $19,617
Jun-95                 $17,982                  $20,066
Sep-95                 $18,423                  $20,614
Dec-95                 $19,458                  $21,995
Mar-96                 $19,163                  $21,421
Jun-96                 $19,515                  $21,674
Sep-96                 $20,091                  $22,346
Dec-96                 $20,605                  $22,967
Mar-97                 $20,551                  $22,770
Jun-97                 $21,406                  $23,785
Aug-97                 $21,856                  $24,319

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE
                                  8/31/97           8/31/96
Number of Securities                102               90
Weighted Average Maturity       20.3 years        20.7 years
Average Duration                 7.5 years        7.5 years
Expense Ratio                      0.50%             0.51%


ANNUAL REPORT                       CALIFORNIA HIGH-YIELD MUNICIPAL       21


                        CALIFORNIA HIGH-YIELD MUNICIPAL

MANAGEMENT Q & A

    An interview with Steven Permut, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM?

    The fund continued to perform very well compared with its peers. For the fiscal year ended August 31, 1997, the fund's 10.61% return was higher than the 8.98% average return of the 101 "California Municipal Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.) The fund's one-, three- and five-year returns place it in the top 10% of its peer group.

HOW DID THE FUND'S YIELD STACK UP AGAINST ITS PEERS?

    The fund continued to provide shareholders with a high level of tax-free current income. As of August 31, 1997, the fund's 30-day SEC yield was 5.04%, compared with the 4.23% average yield of its peers.(+)

HOW DID YOU POSITION THE FUND DURING THE FISCAL YEAR?

    We continued to avoid making interest rate bets that can cause unwanted swings in the fund's returns from period to period. We made only minor adjustments, keeping the duration fairly neutral compared with the fund's peers. (Duration is a measure of the portfolio's sensitivity to changes in interest rates.) The fund ended the period with a duration of 7.5 years, unchanged from the beginning of the period.

(+) Although the fund's yield may be significantly higher than the yields of other fixed-income funds that purchase higher-rated securities, this higher yield is generally based upon the greater credit risk of the securities in the fund's portfolio.

[bar graph - data below]

California High-Yield Municipal's One-Year Returns
For the Past Ten Years (Periods ended August 31)

                   High-Yield             Lehman Long-Term
                    Municipal           Municipal Bond Index
1988                 5.17%                    8.10%
1989                 10.88%                   13.44%
1990                 5.77%                    6.11%
1991                 10.75%                   13.47%
1992                 10.11%                   12.60%
1993                 12.61%                   14.76%
1994                 0.87%                    -2.05%
1995                 7.09%                    9.43%
1996                 8.02%                    6.88%
1997                 10.61%                   11.26%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 56 for a definition of the index.


22      CALIFORNIA HIGH-YIELD MUNICIPAL        AMERICAN CENTURY INVESTMENTS


                        CALIFORNIA HIGH-YIELD MUNICIPAL

WHAT FACTORS LED TO THE FUND'S IMPRESSIVE PERFORMANCE?

     A large portion of the municipal securities the fund owns are lower-rated securities that benefited from trends that drove yields lower. For example, strong growth in California's economy continued to act as a catalyst, further compressing credit spreads--the difference in yield between higher- and lower-rated securities. The amount of lower-quality California issues being backed by municipal bond insurers also continued to grow, which placed additional tightening pressure on credit spreads. The fund's returns were further enhanced by some securities being prerefunded.

DOES THE COMPRESSION OF CREDIT SPREADS HAVE ANY BEARING ON YOUR DECISION TO POSITION THE FUND'S PORTFOLIO TOWARD THE ENDS OF THE CREDIT SPECTRUM?

    Yes. During the period, we employed what is known as a "credit barbell," where we focused on purchasing more securities at the top and bottom of the credit spectrum and less from the middle. This structure tends to perform best when credit spreads are tightening.

WERE THERE ANY OTHER KEY FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE?

    Yes. Another key ingredient to the fund's strong returns is our disciplined bottom-up, value-oriented approach that looks for securities that may be undervalued by virtue of their credit rating or market valuation. Based on this process, we purchased many municipals in recent years that have appreciated as their ratings were raised or the market recognized their value.

    One such example is a Colton, California municipal utility issue that we bought approximately two years ago. After extensive research, we determined that the electric utility's underlying fundamentals would likely lead to stronger and more profitable performance in the years ahead. As a result, we purchased a non-rated issue from the utility at a significantly higher yield than insured bonds. Thanks to subsequently improving conditions at the utility, the issue was recently refunded, providing a healthy 15% net gain from the time of purchase. Of course, not all portfolio holdings are this successful.

WHAT  PART  DOES  THE  MUNICIPAL  CREDIT  RESEARCH  TEAM  PLAY IN  FINDING  SUCH
SECURITIES?

    A significant one. By making accurate assessments of specific credit situations, the group has helped us steer clear of many issues not appropriate for purchase, while locating attractively valued securities that others may have passed over. To find such hidden values, our credit research team analyzes detailed financial information, talks directly with municipal officials and frequently travels around the state for on-site visits and tours. California is a complex, dynamic state, and thorough research is an integral part of the security selection process. We therefore work closely with our municipal credit research staff to find securities that we feel will enhance fund performance.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
Revenue                  40%
Land-Secured             34%
COPs/Leases              12%
Prerefunded/ETM           7%
GO                        4%
Other                     3%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/97)
Revenue                  37%
Land-Secured             35%
COPs/Leases              19%
Prerefunded/ETM           5%
GO                        2%
Other                     2%


ANNUAL REPORT                       CALIFORNIA HIGH-YIELD MUNICIPAL       23


                        CALIFORNIA HIGH-YIELD MUNICIPAL

WHAT IS THE OUTLOOK FOR MUNICIPAL SECURITIES FOR THE REMAINDER OF 1997?

    Our outlook for municipals is generally positive. Inflation remains tame, having risen at a mere 1.6% annual rate during the first eight months of 1997. "Real" interest rates (nominal interest rates minus inflation) are relatively high, which should inhibit inflation and economic growth going forward. In addition, strong productivity gains should continue to offset wage gains in the near future. As a result, we think the Federal Reserve can continue to hold rates steady.

    We also expect bond insurers to continue to be active in the California municipal market, increasing credit quality and generally driving yields lower. That means credit spreads could continue to narrow.

    Nevertheless, municipal yields may continue to fluctuate, particularly if we get signs of stronger-than-expected economic growth. For municipal securities to rally further, it would likely take sharply slower economic growth or a dramatic drop in inflation.

GIVEN THIS SITUATION, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS

    For the near term, we will likely maintain the fund's conservative duration positioning. Since interest rates are currently very low, refundings may continue to rise and will therefore bear close watching. We will also continue working closely with our research staff to uncover attractively valued securities with the potential to enhance the fund's returns. With credit spreads shrinking, however, these opportunities are fewer and farther between, requiring us to be more selective than ever. In addition, we will likely continue to favor a credit barbell for the fund in the near future, picking up AAA and unrated municipals that become available at attractive prices.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
AAA             28%
AA               9%
A               20%
BBB             10%
Unrated         33%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
AAA             26%
AA               4%
A               23%
BBB             15%
Unrated         32%

Credit ratings given by Standard & Poor's.


24      CALIFORNIA HIGH-YIELD MUNICIPAL        AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

MUNICIPAL SECURITIES

                $2,000,000  Alameda Public Financing Auth.
                                Local Agency Rev., Series 1996
                                A, (Community Facility District
                                Number 1), 7.00%, 8/1/19             $    2,154,780

                 1,000,000  Albany Unified School District GO, Series 1995
                                C, 5.00%, 8/1/19
                                (FSA)                                       941,570

                 1,000,000  American Canyon Joint Powers
                                Financing Auth. Lease Rev.,
                                (Civic-Recreation Facilities),
                                6.40%, 6/1/22                             1,033,030

                   700,000  Bishop, Escalon & Lemoore Cities
                                Certificates of Participation,
                                Series 1991 A, 7.70%, 5/1/11                756,000

                 3,000,000  Brawley Certificates of
                                Participation, (Water System
                                Improvement Project), 6.40%,
                                12/1/26                                   3,023,550

                 1,540,000  Brisbane Certificates of
                                Participation, (Capital
                                Improvement Refinancing
                                Project), 6.00%, 4/1/18                   1,566,842

                   500,000  California Educational Facilities
                                Auth. Rev., (California Lutheran
                                University), 7.375%, 12/1/16                539,495

                 3,350,000  California Educational Facilities
                                Auth. Rev., (St. Mary's College),
                                4.75%,10/1/20 (MBIA)                      3,003,376

                 1,000,000  California Educational Facilities
                                Auth. Rev., (Mills College),
                                6.875%, 9/1/22                            1,089,840

                 1,000,000  California Educational Facilities
                                Auth. Rev., Series 1993 B,
                                (Pooled College and University
                                Financing), 6.125%, 6/1/09                1,044,700

                 4,000,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1989 A, (Kaiser Permanente),
                                5.43%, 10/1/12 (AMBAC)(1)                 1,782,280

                   165,000  California Housing Finance
                                Agency Home Mortgage Rev.
                                Bonds, Series 1988 B, 8.60%,
                                8/1/19                                      171,100

                   565,000  California Housing Finance
                                Agency Home Mortgage Rev.
                                Bonds, Series 1989 B, 8.00%,
                                8/1/29                                      590,866


Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

               $   440,000  California Housing Finance
                                Agency Home Mortgage Rev.
                                Bonds, Series 1990 C, 7.60%,
                                8/1/30                              $       464,530

                 1,955,000  California Housing Finance
                                Agency Home Mortgage Rev.
                                Bonds, Series 1997 B, 6.10%,
                                2/1/28 (MBIA)                             2,011,617

                 1,500,000  California Housing Finance
                                Agency Home Mortgage Rev.
                                Bonds, Series 1997 E, 6.10%,
                                8/1/29 (AMBAC)                            1,544,775

                 3,455,000  California Housing Finance
                                Agency Multifamily Mortgage
                                Rev. Bonds, Series 1997 A,
                                5.95%, 8/1/28 (MBIA)                      3,509,209

                 3,500,000  California Housing Finance
                                Agency Multi-Unit Mortgage
                                Rev. Bonds, Series 1992 C,
                                6.875%, 8/1/24                            3,667,160

                 2,500,000  California Housing Finance
                                Agency Single-Family Mortgage
                                Rev. Bonds, Series 1997 A-1,
                                5.95%, 8/1/16                             2,562,350

                 1,500,000  California Maritime Infrastructure
                                Auth. Airport Rev., (San Diego
                                Unified Port District Airport),
                                5.00%, 11/1/20 (AMBAC)                    1,394,895

                   400,000  California Public Capital
                                Improvements Financing Auth.
                                Rev., Series 1988 A, (Pooled
                                Project), 8.50%, 3/1/18                     415,752

                   500,000  California State Department of
                                Veterans Affairs Home Purchase
                                Rev., Series 1988 A, 8.30%,
                                8/1/19                                      518,090

                 4,000,000  California State Department of
                                Water Resource Rev., Series
                                1993 M, 5.00%, 12/1/19                    3,759,400

                 6,400,000  California State Department of
                                Water Resource Rev., Series
                                1995 O, (Central Valley Project),
                                5.00%, 12/1/22                            6,048,832

                 3,665,000  California State GO, 5.12%,
                                9/1/09(1)                                 1,997,462

                 1,585,000  California State Local Government
                                Financing Auth. Rev., (Marin
                                Valley Mobile Country-B), 7.50%,
                                10/1/24                                   1,619,474

See Notes to Financial Statements


ANNUAL REPORT                       CALIFORNIA HIGH-YIELD MUNICIPAL       25


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

                $2,000,000  California State Public Works
                                Board Lease Rev. Certificates of
                                Participation, Series 1993 D,
                                (Department of Corrections
                                State Prisons), 5.25%, 6/1/15
                                (FSA)                                $    2,010,180

                 1,000,000  California State Public Works
                                Board Lease Rev., Series 1993
                                A, (Various State University
                                Projects), 5.50%, 12/1/18                   982,690

                 2,500,000  California State Public Works
                                Board Lease Rev., Series 1993
                                B, (Various State University
                                Projects), 5.50%, 6/1/19                  2,465,450

                 1,000,000  California Statewide Communities
                                Development Auth. Rev.
                                Certificates of Participation,
                                Series 1996 A, (Insurance
                                Health Facility, San Gabriel
                                Valley), 5.50%, 9/1/14
                                (California Mortgage Insurance)           1,005,740

                   480,000  Clayton Improvement Bond Act
                                1915 Special Assessment,
                                (Oakhurst Assessment District),
                                8.00%, 9/2/14                               498,360

                   120,000  Clayton Improvement Bond Act
                                1915 Special Assessment,
                                Series 1988 A, (Oakhurst
                                Assessment District ), 8.40%,
                                9/2/10                                      124,710

                 4,500,000  Colton Public Financing Auth. Rev.,
                                (Electric System), 7.50%,
                                10/1/03, Prerefunded at
                                101% of Par(2)                            5,260,500

                   750,000  Contra Costa County Public
                                Financing Auth. Tax Allocation
                                Rev., Series 1992 A, 7.10%,
                                8/1/22                                      816,308

                   690,000  Corcoran Certificates of
                                Participation, 8.75%, 6/1/16
                                (Acquired 4/2/92, Cost
                                $690,000)(3)                                727,584

                 1,000,000  Davis Community Facility District
                                Number 1991-2 Special Tax,
                                Series 1992 B, 7.80%, 9/1/02,
                                Prerefunded at 103% of Par(2)             1,175,390

                 1,500,000  Del Mar Race Track Auth. Rev.,
                                6.20%, 8/15/11                            1,586,805


Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

                $1,000,000  El Dorado County Board Auth.
                                Lease Rev., (Capital Facility
                                Project), 7.40%, 11/1/09             $    1,102,750

                 3,000,000  Folsom Public Financing Auth.
                                Rev., Series 1997 A, 6.875%,
                                9/2/19                                    3,037,770

                 1,500,000  Folsom Special Tax, (Community
                                Facility District Number 7),
                                7.25%, 9/1/21                             1,594,680

                 2,500,000  Fontana Redevelopment Agency
                                Tax Allocation, Series 1994 B,
                                (Jurupa Hills Project), 7.70%,
                                1/1/19                                    2,745,400

                 1,040,000  Foothill-De Anza Community
                                College District Certificates of
                                Participation, (Campus Center
                                Project), 7.35%, 3/1/07                   1,156,022

                 2,500,000  Foster City Redevelopment Agency
                                Tax Allocation, (Metro Center),
                                6.75%, 9/1/20                             2,710,500

                 1,185,000  Gateway Improvement Auth. Rev.,
                                Series 1995 A, (Marin City
                                Community Facility), 7.75%,
                                9/1/25                                    1,316,452

                 2,000,000  Industry Urban Redevelopment
                                Agency Tax Allocation, (Project
                                3), 6.90%, 11/1/16                        2,163,020

                   985,000  Irvine Improvement Bond 1915
                                Special Assessment, Series
                                1992 A, (District Number 89-9),
                                7.40%, 9/2/17                             1,015,594

                 1,000,000  Lake Elsinore School Financing
                                Auth. Rev., 6.125%, 9/1/19                1,021,270

                 1,000,000  Lake Elsinore Unified School
                                District Community Facilities
                                District Special Tax,
                                (Number 88-1), 8.25%, 9/1/16              1,087,780

                 2,000,000  Los Angeles County Public Works
                                Financing Auth Rev., 5.00%,
                                3/1/17                                    1,901,920

                 3,000,000  Los Angeles County Metropolitan
                                Transportation Auth. Sales Tax
                                Rev., Series 1993 A, 5.00%,
                                7/1/21 (FGIC)                             2,813,220

                   120,000  Los Angeles County Single Family
                                Mortgage Rev., (GNMA
                                Mortgage, Issue B), 9.00%,
                                12/1/20, Prerefunded at Par(2)              127,625

See Notes to Financial Statements


26      CALIFORNIA HIGH-YIELD MUNICIPAL        AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

                $1,000,000  Los Angeles County Transportation
                                Commission Sales Tax Rev.,
                                Series 1991 B, 6.50%, 7/1/13         $    1,067,180

                    30,000  Los Angeles Home Mortgage Rev.
                                Bonds, 9.00%, 6/15/18                        30,531

                 2,150,000  Los Angeles State Building Auth.
                                Lease Rev. Certificates of
                                Participation, Series 1993 A,
                                5.625%, 5/1/11                            2,255,651

                 2,000,000  Los Angeles Unified School
                                District GO, Series 1997 A,
                                5.00%, 7/1/21 (FGIC)                      1,885,640

                 3,000,000  Milpitas Improvement Bond Act
                                1915 Special Assessment,
                                Series 1996 A, (District Number
                                18), 6.75%, 9/2/16                        3,090,420

                 4,885,000  Northern California Power Agency
                                Rev., Series 1985 E,
                                (Hydroelectric Project Number
                                1), 7.15%, 7/1/24                         5,092,319

                 2,000,000  Novato Community Facility District
                                Number 1 Special Tax, (Vintage
                                Oaks Project), 7.20%, 8/1/15              2,145,260

                 1,000,000  Orange County Community
                                Facilities District Special Tax,
                                Series 1993 A, (Number 87-5E),
                                7.30%, 8/15/18                            1,077,550

                 1,000,000  Pioneer Union Elementary School
                                District GO, 7.50%, 8/1/14                1,072,280

                   880,000  Pittsburg Assessment District 90-1
                                Special Assessment, (Oak Hills),
                                7.75%, 9/2/20                               915,649

                 1,500,000  Pittsburg Assessment District 92-1
                                Special Assessment, (Village at
                                New York Landing), 8.00%,
                                9/2/22                                    1,558,605

                 2,240,000  Pittsburg Redevelopment Agency
                                Tax Allocation, Series 1993 A,
                                (Los Medanos Project), 5.00%,
                                8/1/17 (AMBAC)                            2,115,702

                 3,500,000  Pittsburg Redevelopment Agency
                                Tax Allocation, (Los Medanos
                                Community Development
                                Project), 6.25%, 8/1/26                   3,626,070

                 5,000,000  Pomona Improvement Bond Act
                                1915, (Rio Rancho Assessment
                                District), 7.50%, 9/2/21                  5,189,950


Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

                $1,500,000  Pomona Public Financing Auth.
                                Rev., Series 1993 L, (Southwest
                                Pomona Redevelopment), 5.70%,
                                2/1/13                               $    1,509,885

                 2,250,000  Rancho Mirage Joint Powers
                                Financing Auth. Certificates of
                                Participation, (Eisenhower
                                Memorial Hospital), 7.00%,
                                3/1/02, Prerefunded at 102%
                                of Par(2)                                 2,536,042

                 1,815,000  Redondo Beach Public Financing
                                Auth. Rev., (South Bay Center
                                Redevelopment Project),
                                7.125%, 7/1/08                            1,976,136

                 1,000,000  Richmond Joint Powers Financing
                                Auth. Rev. Certificates of
                                Participation, Series 1995 A,
                                5.25%, 5/15/13                              979,500

                   500,000  Roseville Community Facilities
                                District Number 2 Special Tax,
                                8.25%, 9/1/21                               538,465

                 1,500,000  Sacramento County Special Tax,
                                (Community Facilities District
                                No. 1), 6.30%, 9/1/21                     1,501,365

                 3,970,000  Sacramento Municipal Utility
                                District Electric Rev., Series
                                1997 K, 5.25%, 7/1/24
                                (AMBAC)                                   3,924,623

                 2,485,000  Sacramento Schools Insurance
                                Auth. Rev., Series 1993 C,
                                (Workers Compensation
                                Program), 5.75%, 6/1/03(2)                2,616,332

                 1,965,000  Salinas Improvement Bond Act
                                1915 Special Assessment,
                                (Harden Ranch Assessment
                                District 94-1), 6.875%, 9/2/11            2,099,386

                 1,000,000  San Diego Community Facilities
                                District Number 1 Special Tax,
                                Series 1995 B, 7.10%, 9/1/20              1,072,520

                 3,990,000  San Diego County Improvement
                                Bond Act 1915 GO, 6.25%,
                                9/2/12                                    3,963,147

                 1,500,000  San Diego Public Facilities
                                Financing Auth. Sewer Rev.,
                                5.00%, 5/15/25 (FGIC)                     1,401,900

                 2,440,000  San Diego Sewer Rev., Series
                                1993 A, 5.00%, 5/15/23
                                (AMBAC)                                   2,282,498

                 3,250,000  San Diego Sewer Rev., Series
                                1993 A, 5.00%, 5/15/23
                                (MBIA)                                    3,040,213

See Notes to Financial Statements


ANNUAL REPORT                       CALIFORNIA HIGH-YIELD MUNICIPAL       27


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

                $1,500,000  San Francisco City & County
                                Airport Commission International
                                Airport Rev., 5.90%, 5/1/26          $    1,538,745

                 1,780,000  San Jose Finance Auth. Rev.
                                Certificates of Participation,
                                Series 1993 C, (Convention
                                Center), 6.30%, 9/1/09                    1,903,657

                 3,000,000  South Orange County Public
                                Financing Auth. Special Tax,
                                Series 1994 B, (Jr. Lien), 7.25%,
                                9/1/13                                    3,150,060

                 1,615,000  South San Francisco
                                Redevelopment Agency Tax
                                Allocation, 7.60%, 9/1/18                 1,746,413

                   480,000  Southern California Housing
                                Finance Auth. Single Family
                                Mortgage Rev., Series 1991 A,
                                (GNMA & FNMA Mortgage-
                                Backed Securities), 7.35%,
                                9/1/24                                      508,013

                   500,000  Southern California Public Power
                                Auth. Rev., (Pooled Project),
                                6.75%, 7/1/10 (FSA)                         588,385

                 2,000,000  Southern California Public Power
                                Auth. Rev., Series 1993 A,
                                5.00%, 7/1/15 (AMBAC)                     1,898,000

                 2,400,000  Southern California Public Power
                                Auth. Rev., (Transmission Project),
                                5.43%, 7/1/14 (MBIA)(1)                     974,472

                 1,250,000  Southern California Public Power
                                Auth. Rev., (Transmission Project),
                                5.55%, 7/1/15 (MBIA)(1)                     470,750

                 1,000,000  Standard Elementary School
                                District Certificates of
                                Participation, 7.375%, 6/1/11             1,074,630

                 1,770,000  Tehama Community Certificates of
                                Participation, (Social Services
                                Building Project), 7.00%,
                                10/1/20                                   1,985,197

                 1,700,000  Torrance Hospital Rev., (Little
                                County of Mary Hospital),
                                6.875%, 7/1/15                            1,828,622

                 2,260,000  Tracy Operating Partnership Joint
                                Powers Auth. Rev., (Jr. Lien
                                Assessment District 87-3),
                                6.375%, 9/2/11                            2,284,973

                 1,565,000  Twentynine Palms Water District
                                Certificates of Participation,
                                7.10%, 8/1/22                             1,671,780


Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

                $2,250,000  Vacaville Improvement Bond Act
                                1915 Special Assessment,
                                (Northeast Sector Assessment
                                District A), 7.00%, 9/2/22          $     2,356,493

                 7,955,000  University of California Rev., Series
                                1993 C, (Multiple Purpose
                                Projects), 5.00%, 9/1/23
                                (AMBAC)                                   7,439,436

                 2,000,000  West Contra Costa Unified School
                                District Certificates of
                                Participation, 7.125%, 1/1/24             2,143,880

                 1,520,000  Windsor Redevelopment Agency
                                Tax Allocation, 6.875%, 9/1/15            1,650,750

                   960,000  Yosemite Community College
                                District Certificates of
                                Participation, 7.75%, 7/1/01,
                                Prerefunded at 102% of Par(2)             1,093,747
                                                                    --------------------

TOTAL MUNICIPAL SECURITIES-97.1%                                        184,531,517
                                                                    --------------------
(Cost $175,647,319)

SHORT-TERM MUNICIPAL SECURITIES

                 1,250,000  California State Economic
                                Development Financing Auth.
                                Industrial Development Rev.,
                                Series 1997 A, (Serra Mission
                                Project), VRDN, 3.55%, 9/2/97
                                (LOC: First Bank N.A.,
                                Minneapolis, Minnesota)                   1,250,000

                 1,900,000  California Statewide Development
                                Corp. Rev., VRDN, 3.50%,
                                9/3/97 (LOC: Dai-Ichi Kangyo
                                Bank Ltd.)                                1,900,000

                 1,000,000  Chula Vista Industrial Development
                                Rev., Series 1996 B, (San Diego
                                Gas & Electric Co.), VRDN,
                                3.75%, 9/2/97                             1,000,000

                 1,300,000  Orange County Sanitation District Certificates
                                of Participation, VRDN, 3.40%, 9/2/97 (LOC:
                                National Westminster Bank)                1,300,000
                                                                    --------------------

TOTAL SHORT-TERM
MUNICIPAL SECURITIES-2.9%                                                 5,450,000
                                                                    --------------------
  (Cost $5,450,000)

TOTAL INVESTMENT SECURITIES-100.0%                                     $189,981,517
                                                                    ====================
  (Cost $181,097,319)

See Notes to Financial Statements


28      CALIFORNIA HIGH-YIELD MUNICIPAL        AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

AUGUST 31, 1997

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1997.

(1) This security is a zero-coupon municipal bond. The yield to maturity at August 31, 1997 is indicated instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2)   Escrowed in U.S. Government Securities.

(3) Private placement. Security may only be sold to qualified institutional investors. The aggregate value of private placements at August 31, 1997, was $727,584, which represented 0.4% of net assets.

See Notes to Financial Statements


ANNUAL REPORT                       CALIFORNIA HIGH-YIELD MUNICIPAL       29

                          CALIFORNIA INSURED TAX-FREE

                                 30-DAY                    30-DAY TAX-EQUIVALENT YIELDS
                                   SEC       34.70%           37.42%          41.95%            45.22%
                                  YIELD    Tax Bracket      Tax Bracket     Tax Bracket      Tax Bracket
--------------------------------------------------------------------------------------------------------------------
YIELDS AS OF AUGUST 31, 1997

California Insured Tax-Free       4.55%       6.97%            7.27%           7.84%             8.31%

Yields are defined in the Glossary on page 57.


                                                                     AVERAGE ANNUAL RETURNS
                                        6 MONTHS     1 YEAR         3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF AUGUST 31, 1997

California Insured Tax-Free ............. 4.15%         9.25%        7.97%         7.08%          7.91%

Lehman Long-Term Municipal Bond Index ... 4.97%        11.26%        9.17%         7.90%          9.29%

Average California Insured
Municipal Debt Fund(1) .................. 3.81%         8.84%        7.30%         6.88%          8.04%

Fund's Ranking Among California
Insured Municipal Debt Funds(1) .........  --      10 out of 26   2 out of 19   2 out of 8     5 out of 8

(1)  According to Lipper Analytical Services.

See pages 56-57 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

Growth of $10,000 Over Ten Years
$10,000 investment made 8/31/87

                               Value on 8/31/97
                       Insured            Lehman Long-Term
                      Tax-Free           Municipal Bond Index
Aug-87                 $10,000                  $10,000
Sep-87                 $9,279                   $9,592
Dec-87                 $9,897                   $10,027
Mar-88                 $10,123                  $10,399
Jun-88                 $10,378                  $10,697
Sep-88                 $10,661                  $11,056
Dec-88                 $10,904                  $11,381
Mar-89                 $11,049                  $11,495
Jun-89                 $11,757                  $12,291
Sep-89                 $11,625                  $12,226
Dec-89                 $12,028                  $12,744
Mar-90                 $12,011                  $12,771
Jun-90                 $12,289                  $13,099
Sep-90                 $12,123                  $12,993
Dec-90                 $12,841                  $13,664
Mar-91                 $13,000                  $13,979
Jun-91                 $13,256                  $14,335
Sep-91                 $13,829                  $14,980
Dec-91                 $14,288                  $15,517
Mar-92                 $14,249                  $15,571
Jun-92                 $14,895                  $16,258
Sep-92                 $15,243                  $16,701
Dec-92                 $15,601                  $17,104
Mar-93                 $16,286                  $17,850
Jun-93                 $16,855                  $18,587
Sep-93                 $17,527                  $19,330
Dec-93                 $17,699                  $19,626
Mar-94                 $16,516                  $18,052
Jun-94                 $16,639                  $18,182
Sep-94                 $16,744                  $18,257
Dec-94                 $16,539                  $17,840
Mar-95                 $17,698                  $19,617
Jun-95                 $18,044                  $20,066
Sep-95                 $18,550                  $20,614
Dec-95                 $19,686                  $21,995
Mar-96                 $19,138                  $21,421
Jun-96                 $19,276                  $21,674
Sep-96                 $19,873                  $22,346
Dec-96                 $20,415                  $22,967
Mar-97                 $20,199                  $22,770
Jun-97                 $20,956                  $23,785
Aug-97                 $21,403                  $24,319

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE

                                  8/31/97           8/31/96

Number of Securities                63                69
Weighted Average Maturity       18.5 years        17.0 years
Average Duration                 8.1 years         7.8 years
Expense Ratio                      0.48%             0.49%


30     CALIFORNIA INSURED TAX-FREE            AMERICAN CENTURY INVESTMENTS


                          CALIFORNIA INSURED TAX-FREE

MANAGEMENT Q & A

    An interview with Dave MacEwen, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM?

    The fund performed very well relative to its peers. For the fiscal year ended August 31, 1997, the fund returned 9.25%, compared with the 8.84% average return of the 26 "California Insured Municipal Debt Funds" tracked by Lipper Analytical Services. The fund's three- and five-year returns are even more impressive. For example, the fund's three-year returns place it in the top 10% of its peer group, while its five-year returns place it in the top 25%. (See the Total Returns table on the previous page for other fund performance comparisons.)

    The fund also produced significantly more current income than the peer group average. As of August 31, the fund's 30-day SEC yield was 4.55%, compared with the 3.88% average yield of the fund's peers. One reason we've been able to produce such strong yields and returns is that the fund's expenses are below the peer group average. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

[bar graph - data below]

California Insured Tax-Free's One-Year Returns
For the Past Ten Years (Periods ended August 31)

                    Insured             Lehman Long-Term
                    Tax-Free           Municipal Bond Index
1988                 4.58%                   8.10%
1989                 12.04%                 13.44%
1990                 3.96%                   6.11%
1991                 11.87%                 13.47%
1992                 11.67%                 12.60%
1993                 13.74%                 14.76%
1994                 -1.68%                 -2.05%
1995                 8.09%                  9.43%
1996                 6.60%                  6.88%
1997                 9.25%                  11.26%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 56 for a definition of the index.


ANNUAL REPORT                           CALIFORNIA INSURED TAX-FREE       31


                          CALIFORNIA INSURED TAX-FREE

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

    We lengthened the fund's duration slightly in the second quarter to take advantage of the decline in interest rates. (Duration is a measure of the portfolio's sensitivity to changes in rates.) The longer a fund's duration, the more its share price tends to rise when rates decline. In general, we use a conservative approach to managing the fund's duration, keeping it in a narrow range around 8 years. We look to add value to the fund primarily through careful credit analysis and security selection.

CAN YOU GIVE AN EXAMPLE OF HOW YOU MANAGED THE FUND FOR A COMBINATION OF YIELD AND RETURN?

    Sure. We tried to enhance the fund's yield and return by carefully managing the fund's coupon structure. For example, many of the outstanding long-term municipal bonds have coupons between 5.125% and 5.875%. We put less emphasis on these securities, buying these bonds only if there was a compelling credit story. Instead, we tried to maintain a "barbell" coupon structure, with the majority of the fund's assets in higher-coupon premium bonds and lower-coupon discount and non-callable bonds. The premium bonds were intended to shorten the fund's duration, while the lower-coupon discount bonds helped the fund's returns because their price tends to rise more rapidly than premium bonds when rates fall.

HOW HAS THE DEREGULATION OF THE ELECTRIC UTILITY INDUSTRY AFFECTED THE FUND?

    Deregulation has changed the way we look at this sector. In general, we're avoiding new municipal electric utility debt because we're uncertain how these entities will perform when faced with competition. But the change has been good for debt issued before the reforms were enacted. That's because municipal utilities have been refunding much of that debt to get it off their books. In a refunding, the issuer establishes an escrow account of Treasury securities--that's great for the fund because we continue to draw current tax-free income on an investment secured by Treasurys.

YOU HELD SOME TREASURY PUT OPTIONS DURING THE PERIOD. WHY?

    We bought Treasury put options as a form of insurance against a bond market decline. (A put option allows the bondholder to sell a security at a pre-determined price on a specified date.) Hedging the fund with Treasury puts allowed us to hold more long-term municipal securities than we otherwise would have felt comfortable with. That helped the fund because long-term municipals performed well during the period.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
Revenue                  48%
COPs/Leases              24%
Land-Secured             13%
GO                       11%
Prerefunded/ETM           4%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/97)
Revenue                  42%
COPs/Leases              32%
Land-Secured             12%
GO                        9%
Prerefunded/ETM           4%
Other                     1%


32      CALIFORNIA INSURED TAX-FREE            AMERICAN CENTURY INVESTMENTS


                          CALIFORNIA INSURED TAX-FREE

WHAT IS YOUR  OUTLOOK  FOR THE  CALIFORNIA  MUNICIPAL  MARKET  OVER THE NEXT SIX
MONTHS?

    Our outlook for municipals is generally positive. Inflation remains tame, having risen by just 2.2% for the twelve months ended August 31, 1997. "Real" interest rates (nominal interest rates minus the inflation rate) are relatively high, which should inhibit inflation and economic growth going forward. In addition, strong productivity gains should continue to offset wage gains in the near future. As a result, we think the Federal Reserve can continue to hold rates steady.

    We also expect bond insurers to continue to be active in the California municipal market, increasing credit quality and driving down yield spreads generally.

    Nevertheless, municipal yields may continue to fluctuate, particularly if we get signs of stronger-than-expected economic growth. For municipal securities to rally further, it would likely take sharply slower economic growth or a dramatic drop in inflation.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    We'll likely keep the fund's duration slightly longer than neutral, which is around 8 years. That should help the fund's performance if economic growth and inflation remain tame. We'll also adopt a contrarian strategy--buying when others sell and selling when they buy. While we can't guarantee this strategy will be successful, we believe that it is a great range trading strategy because you're selling at peaks and buying on dips. We will also continue to work closely with our credit research team to look for attractively valued securities.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
AAA           100%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
AAA           100%

Credit ratings given by Standard & Poor's.


ANNUAL REPORT                           CALIFORNIA INSURED TAX-FREE       33


                            SCHEDULE OF INVESTMENTS
                          CALIFORNIA INSURED TAX-FREE

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

MUNICIPAL SECURITIES

              $  1,000,000  Banning Certificates of
                                Participation, (Wastewater
                                System, Refunding and
                                Improvement Project), 8.00%,
                                1/1/19 (AMBAC)                       $    1,331,560

                 1,000,000  Berkeley Certificates of
                                Participation, 7.50%,
                                6/1/19 (AMBAC)                            1,043,880

                   900,000  Brea Redevelopment Agency Tax
                                Allocation, (Project AB), 6.125%,
                                8/1/13 (MBIA)                               955,845

                 2,500,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1989 A, (Sutter Hospital),
                                6.70%, 1/1/13 (AMBAC)                     2,600,025

                 1,250,000  California Health Facilities
                                Financing Auth. Rev., Series
                                1991 A, (Adventist Health),
                                7.00%, 3/1/13 (MBIA)                      1,367,425

                 1,530,000  California Public Capital
                                Improvements Financing Auth.
                                Rev., (Pooled Project 1988 B),
                                8.10%, 3/1/18 (BIGI)                      1,589,808

                 6,500,000  California State GO, 6.00%,
                                10/1/10 (MBIA)                            7,211,100

                 6,000,000  California State Public Works
                                Board Lease Rev. Certificates of
                                Participation, Series 1993 D,
                                (Department of Corrections
                                State Prisons), 5.25%, 6/1/15
                                (FSA)                                     6,030,540

                 2,000,000  California State Public Works
                                Board Lease Rev. Certificates of
                                Participation, Series 1993 A,
                                (Department of Corrections
                                State Prisons), 5.00%, 12/1/19
                                (AMBAC)                                   1,916,920

                 4,135,000  California State Universities and
                                Colleges Rev., 5.75%, 11/1/15
                                (FGIC)                                    4,286,093

                 3,925,000  California Statewide Communities
                                Development Auth. Rev.
                                Certificates of Participation,
                                (Gemological Institute), 6.75%,
                                5/1/10 (Connie Lee)                       4,559,633

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  1,520,000  Castaic Lake Water Agency
                                Certificates of Participation,
                                Series 1994 A, (Water System
                                Improvement Project), 7.00%,
                                8/1/12 (MBIA)                        $    1,834,245

                 1,000,000  Contra Costa County Certificates of
                                Participation, 7.80%, 6/1/07
                                (BIGI)                                    1,076,680

                 1,200,000  Contra Costa Water District Rev.,
                                Series 1992 E, 6.25%, 10/1/12
                                (AMBAC)                                   1,355,484

                 1,000,000  East Valley Water District
                                Certificates of Participation,
                                (Treatment Plant Project), 6.60%,
                                12/1/14 (AMBAC)                           1,103,150

                 2,000,000  Escondido Joint Powers Financing
                                Auth. Rev., Certificates of
                                Participation, 6.125%, 9/1/11
                                (AMBAC)                                   2,112,840

                 2,000,000  Fontana Unified School District GO, Series 1997
                                D, 5.74%, 5/1/22
                                (FGIC)(1)                                 1,719,940

                 2,100,000  Foothill-De Anza Community
                                College District Certificates of
                                Participation, 6.25%, 9/1/13
                                (Connie Lee)                              2,246,727

                 1,725,000  Fresno Sewer Rev., Series 1993
                                A-1, 6.25%, 9/1/14 (AMBAC)                1,941,401

                 1,240,000  Fresno Sewer Rev., Series 1993
                                A-1, 4.75%, 9/1/21 (AMBAC)                1,136,956

                 5,000,000  Glendale Hospital Rev., Series
                                1991 A, (Adventist Hospital),
                                6.75%, 3/1/13 (MBIA)                      5,429,650

                 4,830,000  Glendale Unified School District
                                Certificates of Participation,
                                Series 1994 A, 6.50%, 3/1/12
                                (AMBAC)                                   5,315,174

                 1,340,000   Kern High School District GO, Series 1993 C,
                                6.25%, 8/1/13
                                (MBIA)(2)                                 1,502,663

                 3,630,000   Kern High School District GO, Series 1993 D,
                                7.00%,
                                8/1/17(2)                                 4,211,272

                   790,000  Lake Elsinore Public Financing
                                Auth. Tax Allocation Rev., Series
                                1992 C, (Redevelopment
                                Projects), 6.625%, 2/1/17
                                (FGIC)                                      843,775

See Notes to Financial Statements


34      CALIFORNIA INSURED TAX-FREE            AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                          CALIFORNIA INSURED TAX-FREE

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  1,500,000  Lakewood Redevelopment Agency
                                Tax Allocation Rev., Series
                                1992 A, (Project No. 1), 6.50%,
                                9/1/17 (FSA)                         $    1,644,375

                 2,000,000  La Quinta Financing Auth. Lease
                                Rev. Certificates of Participation,
                                (La Quinta City Hall Project),
                                5.55%, 10/1/18 (MBIA)                     2,057,780

                 1,200,000  Los Angeles Community
                                Redevelopment Agency Housing
                                Rev., Series 1994 C, 7.00%,
                                1/1/14 (AMBAC)                            1,304,268

                 3,500,000  Los Angeles Community
                                Redevelopment Agency Tax
                                Allocation Rev., Series 1993 H,
                                (Bunker Hill), 6.50%, 12/1/14
                                (FSA)                                     3,873,975

                 4,000,000  Los Angeles Community
                                Redevelopment Agency Tax
                                Allocation Rev., Series 1993 H,
                                (Bunker Hill), 6.50%, 12/1/15
                                (FSA)                                     4,427,400

                 1,000,000  Los Angeles County Transportation
                                Commission Sales Tax Rev.,
                                6.50%, 7/1/13 (AMBAC)                     1,085,470

                 1,500,000  Los Angeles Metropolitan Transit
                                Auth. Sales Tax Rev., Series
                                1995 A, 5.00%, 7/1/25
                                (AMBAC)                                   1,401,720

                 2,000,000  Los Angeles Unified School
                                District GO, Series 1997 A,
                                5.00%, 7/1/21 (FGIC)                      1,885,640

                 1,100,000  Los Angeles Wastewater System
                                Rev., Series 1991 C, 7.00%,
                                6/1/11 (AMBAC)                            1,169,641

                 1,915,000  Midpeninsula Regional Open
                                Space District Financing Auth.
                                Rev., 5.90%, 9/1/14 (AMBAC)               2,010,137

                 5,000,000  Modesto, Stockton, Redding
                                Public Power Agency Rev.,
                                Series 1989 D, (San Juan
                                Project), 6.75%, 7/1/20 (MBIA)            5,905,050

                 1,200,000  National City Joint Powers Auth.
                                Lease Rev. Certificates of
                                Participation, (Police Facilities
                                Project), 6.75%, 10/1/17 (AMBAC)          1,318,344


Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  2,810,000  Oakland Redevelopment Agency
                                Tax Allocation, (Central District
                                Redevelopment Tax), 5.50%,
                                2/1/14 (AMBAC)                       $    2,922,737

                 1,925,000  Oakland Refunding Pension
                                Financing Rev., Series 1988 A,
                                7.60%, 8/1/21 (FGIC)                      2,021,269

                 2,700,000  Orange County Financing Auth.
                                Tax Allocation Rev., Series
                                1992 A, 6.25%, 9/1/14 (MBIA)              2,903,202

                 1,950,000  Ramona Municipal Water District
                                Certificates of Participation,
                                7.20%, 10/1/10 (AMBAC)                    2,134,139

                 1,100,000  Redlands Unified School District
                                Certificates of Participation,
                                6.00%, 9/1/12 (FSA)                       1,139,809

                17,500,000  Sacramento Municipal Utility
                                District Electric Rev., Series
                                1997 K, 5.25%, 7/1/24
                                (AMBAC)                                  17,299,975

                 2,505,000  Sacramento Redevelopment
                                Agency Tax Allocation Rev.,
                                (Merged Downtown
                                Redevelopment Project), 6.50%,
                                11/1/13 (MBIA)                            2,701,066

                 3,000,000  Saddleback Community College
                                District Certificates of
                                Participation, 7.00%, 8/1/19
                                (BIGI)                                    3,201,900

                 1,345,000  San Diego Community College
                                District Lease Rev. Certificates
                                of Participation, 6.125%,
                                12/1/16 (MBIA)                            1,432,156

                 7,000,000  San Diego County Certificates of
                                Participation, 5.625%,
                                9/1/12 (AMBAC)                            7,314,580

                 5,250,000  San Francisco Bay Area Rapid
                                Transportation District Sales Tax
                                Rev., 6.75%, 7/1/09 (AMBAC)               5,665,328

                10,000,000  San Francisco City and County
                                International Airport Rev.,
                                 (Second Series Issue 2), 6.75%,
                                5/1/20 (MBIA)                            11,147,300

                 3,535,000  San Mateo County Joint Powers
                                Financing Auth. Lease Rev.
                                Certificates of Participation,
                                (Capital Projects Program),
                                6.50%, 7/1/15 (MBIA)                      4,071,472

See Notes to Financial Statements


ANNUAL REPORT                           CALIFORNIA INSURED TAX-FREE       35


                            SCHEDULE OF INVESTMENTS
                          CALIFORNIA INSURED TAX-FREE

AUGUST 31, 1997

Principal Amount                                                            Value
-------------------------------------------------------------------------------------------

              $  1,000,000  San Mateo County Transportation
                                District Sales Tax Rev., Series
                                1993 A, 5.25%, 6/1/18 (MBIA)        $       991,180

                 1,000,000  San Ysidro School District GO,
                                6.125%, 8/1/21 (AMBAC)                    1,085,290

                 3,000,000  Santa Clara Electric Rev., Series
                                1991 A, 6.25%, 7/1/19 (MBIA)              3,219,240

                 2,000,000  Santa Margarita-Dana Point Auth.
                                Rev., Series 1994 B,
                                (Improvement Districts 3, 3A, 4,
                                4A), 7.25%, 8/1/14 (MBIA)                 2,474,360

                 3,685,000  Simi Valley Unified School District
                                GO, 5.00%, 8/1/15 (FGIC)                  3,545,560

                 2,500,000  South Coast Air Quality
                                Management District Building
                                GO, (Installment Sale
                                Headquarters), 6.00%, 8/1/11
                                (AMBAC)                                   2,767,050

                    45,000  Thousand Oaks Redevelopment
                                Agency Rev., (Single Family
                                Residential Mortgage Rev.),
                                7.90%, 1/1/16 (AMBAC)                        45,798

                 2,500,000  Ukiah Electric Rev., 6.25%,
                                6/1/18 (MBIA)                             2,803,325

                 1,445,000  Walnut Valley Unified School
                                District GO, Series 1992 B,
                                6.00%, 8/1/10 (AMBAC)(2)                  1,595,049

                 4,525,000  Woodland Certificates of
                                Participation, (Wastewater
                                System Reference Project),
                                5.75%, 3/1/12 (AMBAC)                     4,821,523
                                                                    --------------------

TOTAL MUNICIPAL SECURITIES--96.9%                                       180,109,894
                                                                    --------------------
   (Cost $169,539,561)

MUNICIPAL DERIVATIVES(3)

                 2,000,000  East Bay Municipal Utility District
                                Wastewater Treatment System
                                Rev., Yield Curve Notes, Inverse
                                Floater, 6.82%, 6/1/13
                                (AMBAC)                                   2,015,000

                 1,000,000  San Diego County Water Auth.
                                Certificates of Participation,
                                (Reg Rites), Yield Curve Notes,
                                Inverse Floater, 7.25%, 5/1/09
                                (FGIC)                                    1,123,750

              $  2,750,000  Southern California Public Power
                                Auth. Rev., Yield Curve Notes,
                                Inverse Floater, 6.62%, 7/1/17
                                (FGIC)                                 $  2,629,687
                                                                    --------------------

TOTAL MUNICIPAL DERIVATIVES--3.1%                                         5,768,437
                                                                    --------------------
   (Cost $5,853,341)

TOTAL INVESTMENT SECURITIES--100.0%                                    $185,878,331
                                                                    ====================
   (Cost $175,392,902)


NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

BIGI = Bond Investor's Guaranty Inc.

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance

GO = General Obligation

MBIA = MBIA Insurance Company

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1997.

(1) This security is a zero-coupon municipal bond. The yield to maturity at August 31, 1997 is indicated instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity. On May 1, 2000, rate becomes fixed at 5.75%.

(2)   Escrowed in U.S. Government Securities.

(3) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.

See Notes to Financial Statements


36      CALIFORNIA INSURED TAX-FREE            AMERICAN CENTURY INVESTMENTS


                     STATEMENTS OF ASSETS AND LIABILITIES

                                                  TAX-FREE           MUNICIPAL         HIGH-YIELD          INSURED
AUGUST 31, 1997                                 MONEY MARKET        MONEY MARKET        MUNICIPAL          TAX-FREE

ASSETS
Investment  securities,  at value  (amortized cost
  for Tax-Free Money Market and
  Municipal Money Market; identified
  cost of $181,097,319 and $175,392,902,
  respectively) (Note 3) ....................... $416,124,602       $169,592,317      $189,981,517      $185,878,331

Investment in affiliated money
   market fund (Note 2) ........................           --                 --             4,257             1,141

Cash ...........................................    1,825,527            381,397            74,451           775,294

Interest receivable ............................    2,064,219            897,506         3,247,663         3,040,200
                                                --------------      --------------    ------------      -------------
                                                  420,014,348        170,871,220       193,307,888       189,694,966
                                                --------------      --------------    ------------      -------------
LIABILITIES

Disbursements in excess of demand
  deposit cash .................................      588,355             23,248             8,471           144,376

Payable for investments purchased ..............    1,187,202                  --                 --            --

Payable for capital shares redeemed ............      185,737            260,156           295,919           266,961

Accrued management fees (Note 2) ...............      175,943             72,001            88,054            82,496

Dividends payable ..............................       67,835             27,480            80,620            53,224

Accrued expenses and other liabilities .........       25,218             10,991             3,533             3,201
                                                --------------      --------------    ------------      -------------
                                                    2,230,290            393,876           476,597           550,258
                                                --------------      --------------    ------------      -------------
Net Assets Applicable to
  Outstanding Shares ........................... $417,784,058       $170,477,344      $192,831,291      $189,144,708
                                                ==============      ==============    ============      =============
CAPITAL SHARES

Outstanding (Unlimited number of
  shares authorized) ...........................  417,784,475        170,519,185        19,919,066        18,241,002
                                                ==============      ==============    ============      =============
Net Asset Value Per Share ......................        $1.00              $1.00             $9.68            $10.37
                                                ==============      ==============    ============      =============
NET ASSETS CONSIST OF:

Capital paid in ................................ $417,784,475       $170,519,185      $181,962,571      $176,640,135

Undistributed net investment income ............      397,834            116,765                 --               --

Accumulated net realized gain (loss) on
  investment transactions ......................     (398,251)          (158,606)        1,984,522         2,019,144

Net unrealized appreciation on
   investments (Note 3) ........................            --                --         8,884,198        10,485,429
                                                --------------      --------------    ------------      -------------
                                                 $417,784,058       $170,477,344      $192,831,291      $189,144,708
                                                ==============      ==============    ============      =============
See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF ASSETS AND LIABILITIES      37


                           STATEMENTS OF OPERATIONS

                                           TAX-FREE           MUNICIPAL         HIGH-YIELD          INSURED
YEAR ENDED AUGUST 31, 1997               MONEY MARKET        MONEY MARKET        MUNICIPAL          TAX-FREE

INVESTMENT INCOME

Income:

Interest .................................  $15,326,753        $6,675,265       $10,535,071       $10,842,942
                                          --------------      --------------    ------------      -------------
Expenses (Note 2):

Investment advisory fees .................   1,309,574            564,212           527,834           584,652

Administrative fees ......................     368,680            160,175           142,879           163,254

Transfer agency fees .....................     190,056            112,925            70,935            78,485

Printing and postage .....................      87,452             42,312            27,747            28,882

Custodian fees ...........................      52,180             34,444            18,761            17,621

Auditing and legal fees ..................      33,798             16,301            13,979            15,830

Telephone expenses .......................      11,863              6,070             5,513             3,095

Trustees' fees and expenses ..............      10,447              7,618             7,298             7,610

Registration and filing fees .............       1,188              1,817             1,881               890

Other operating expenses .................      20,579             11,226            25,111            19,791
                                          --------------      --------------    ------------      -------------
                                             2,085,817            957,100           841,938           920,110
                                          --------------      --------------    ------------      -------------
Net investment income ....................  13,240,936          5,718,165         9,693,133         9,922,832
                                          --------------      --------------    ------------      -------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments .........          --                 --             2,344         2,673,486

Change in net unrealized
appreciation on investments ..............          --                 --         5,003,597         4,232,221
                                         --------------      --------------    ------------      -------------
Net realized and unrealized
gain on investments ......................          --                 --         7,347,779         6,905,707
                                         --------------      --------------    ------------      -------------
Net Increase in Net Assets
Resulting from Operations ................ $13,240,936         $5,718,165       $17,040,912       $16,828,539
                                         ==============      ==============    ============      =============
See Notes to Financial Statements


38      STATEMENTS OF OPERATIONS               AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED AUGUST 31, 1997                   TAX-FREE           MUNICIPAL         HIGH-YIELD          INSURED
AND AUGUST 31, 1996                          MONEY MARKET        MONEY MARKET        MUNICIPAL          TAX-FREE

Increase (Decrease) in Net Assets                1997               1996              1997              1996

OPERATIONS

Net investment income ....................  $  13,240,936      $  13,288,453     $    5,718,165    $    6,182,773

Net realized gain on investments .........        --               5,024               --               3,762

Change in net unrealized
  appreciation on investments ............        --                 --                --                --
                                           --------------      --------------     ------------      -------------
Net increase in net assets
  resulting from operations ..............   13,240,936         13,293,477          5,718,165          6,186,535
                                           --------------      --------------     ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ...............   (13,314,031)       (13,076,367)       (5,716,498)       (6,134,579)
                                           --------------      --------------     ------------      -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ................   419,433,691        417,665,171       161,382,680        221,042,487

Proceeds from reinvestment
  of distributions .......................    12,569,974         12,497,339        5,431,054          5,897,189

Payments for shares redeemed .............   (439,992,918)      (418,632,419)     (192,858,059)     (222,193,970)
 .                                           --------------      --------------     ------------      -------------
Net increase (decrease) in
  net assets from capital share
  transactions ...........................    (7,989,253)        11,530,091       (26,044,325)        4,745,706
                                           --------------      --------------     ------------      -------------
Net increase (decrease)
  in net assets ..........................    (8,062,348)        11,747,201       (26,042,658)        4,797,662

NET ASSETS

Beginning of year ........................   425,846,406        414,099,205       196,520,002        191,722,340
                                           --------------      --------------     ------------      -------------
End of year ..............................   $417,784,058       $425,846,406      $170,477,344      $196,520,002
                                           ==============      ==============     ============      =============
Undistributed net
  investment income ......................       $397,834           $470,929          $116,765          $115,098
                                           ==============      ==============     ============      =============
TRANSACTIONS IN SHARES OF THE FUNDS

Sold .....................................    419,433,691        417,665,171       161,382,680        221,042,487

Issued in reinvestment of
  distributions ..........................     12,569,974         12,497,339        5,431,054          5,897,189

Redeemed .................................   (439,992,918)      (418,632,419)     (192,858,059)     (222,193,970)
                                           --------------      --------------     ------------      -------------
Net increase (decrease) ..................    (7,989,253)        11,530,091       (26,044,325)        4,745,706
                                           ==============      ==============     ============      =============
See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS       39

                      STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31, 1997                     TAX-FREE           MUNICIPAL         HIGH-YIELD          INSURED
AND AUGUST 31, 1996                          MONEY MARKET        MONEY MARKET        MUNICIPAL          TAX-FREE

Increase (Decrease) in Net Assets               1997               1996              1997              1996

OPERATIONS

Net investment income ...................  $ 9,693,133     $    7,834,261    $    9,922,832    $    9,926,196

Net realized gain on investments ........    2,344,182          1,514,159         2,673,486           576,436

Change in net unrealized
  appreciation on investments ...........    5,003,597           798,655          4,232,221          1,358,411
                                          --------------      --------------     ------------      -------------
Net increase in net assets
  resulting from operations .............   17,040,912         10,147,075        16,828,539        11,861,043
                                          --------------      --------------     ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ..............    (9,698,539)        (7,832,946)       (9,927,378)       (9,925,479)
                                          --------------      --------------     ------------      -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ...............   139,322,252         69,487,545        56,168,346        65,937,524

Proceeds from reinvestment of
  distributions .........................   6,931,665          5,609,354         7,003,430          6,845,811

Payments for shares redeemed ............   (105,440,242)      (48,901,653)      (72,739,195)      (61,820,496)
                                          --------------      --------------     ------------      -------------
Net increase (decrease) in
  net assets
  from capital share
  transactions ..........................    40,813,675         26,195,246        (9,567,419)       10,962,839
                                          --------------      --------------     ------------      -------------
Net increase (decrease)
  in net assets .........................    48,156,048         28,509,375        (2,666,258)       12,898,403

NET ASSETS

Beginning of year .......................   144,675,243        116,165,868       191,810,966        178,912,563
                                          --------------      --------------     ------------      -------------
End of year .............................   $192,831,291       $144,675,243      $189,144,708      $191,810,966
                                          ==============      ==============     ============      =============
Undistributed net investment
  income ................................          --         $       5,406            --            $    4,546
                                          ==============      ==============     ============      =============
TRANSACTIONS IN SHARES
OF THE FUNDS

Sold ....................................    14,692,971         7,510,749         5,525,997          6,546,262

Issued in reinvestment of
  distributions .........................     729,711            604,403           666,648            678,581

Redeemed ................................   (11,108,238)        (5,267,312)       (7,128,973)       (6,132,458)
                                          --------------      --------------     ------------      -------------
Net increase (decrease) .................    4,314,444          2,847,840          (936,328)         1,092,385
                                          ==============      ==============     ============      =============
See Notes to Financial Statements


40      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century California Tax-Free and Municipal Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham California Tax-Free Money Market Fund (Tax-Free Money Market), American Century - Benham California Municipal Money Market Fund (Municipal Money Market), American Century - Benham California High-Yield Municipal Fund (High-Yield), and American Century - Benham California Insured Tax-Free Fund (Insured) (the "Funds") are four of the seven funds issued by the Trust. With the exception of Municipal Money Market, each Fund is diversified under the 1940 Act. The Funds seek income which is exempt from federal and California income taxes. Tax-Free Money Market and Municipal Money Market (collectively "Money Market Funds") seek to obtain as high a level of interest income as is consistent with prudent investment management and conservation of shareholders' capital. High-Yield seeks to provide as high a level of current income as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities. Insured seeks to provide as high a level of current income as is consistent with safety of principal through investment in insured California municipal securities. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Securities held by the Money Market Funds are valued at amortized cost, which approximates current market value. Securities held by High-Yield and Insured are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Premiums and original issue discounts are amortized daily using the effective interest rate method for High-Yield and Insured. Market discounts are recognized as income upon the sale or maturity of securities for High-Yield and Insured. Premiums and discounts are amortized daily on a straight-line basis for securities held by the Money Market Funds.

    INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. The Money Market Funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gains distributions. Distributions from net realized gains for High-Yield and Insured are declared and paid annually.

    At August 31, 1997, accumulated net realized capital loss carryovers for Tax-Free Money Market of $298,915 (expiring 1999 through 2004) and for Municipal Money Market of $158,606 (expiring 2003 through 2004) may be used to offset future taxable gains.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    FUTURES CONTRACTS--High-Yield and Insured may buy and sell interest rate futures contracts relating to debt securities. Each Fund may use futures transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at August 31, 1997.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       41


                         NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 1997

    SUPPLEMENTARY INFORMATION--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, American Century Investment Management, Inc. (ACIM), the Trust's distributor, American Century Investment Services, Inc., and the Trust's transfer agent, American Century Services Corporation (ACSC).

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The shareholders of the Funds approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Funds and Benham Management Corporation and ACSC for advisory, administrative and transfer agency services. Under the agreement, ACIM provides all services required by the fund in exchange for one "unified" management fee. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. Tax-Free Money Market and Municipal Money Market are included in the Money Market Fund Category and High-Yield and Insured are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule for each Fund is as follows:

    Tax-Free Money Market and Municipal Money Market:

      0.2700% of the first $1 billion
      0.2270% of the next $1 billion
      0.1860% of the next $3 billion
      0.1690% of the next $5 billion
      0.1580% of the next $15 billion
      0.1575% of the next $25 billion
      0.1570% of the average daily net assets over $50 billion

    High-Yield:

      0.3100% of the first $1 billion
      0.2580% of the next $1 billion
      0.2280% of the next $3 billion
      0.2080% of the next $5 billion
      0.1950% of the next $15 billion
      0.1930% of the next $25 billion
      0.1925% of the average daily net assets over $50 billion

    Insured:

      0.2800% of the first $1 billion
      0.2280% of the next $1 billion
      0.1980% of the next $3 billion
      0.1780% of the next $5 billion
      0.1650% of the next $15 billion
      0.1630% of the next $25 billion
      0.1625% of the average daily net assets over $50 billion

    The annualized Complex Fee (for all Funds) schedule is as follows:

      0.3100% of the first $2.5 billion
      0.3000% of the next $7.5 billion
      0.2985% of the next $15 billion
      0.2970% of the next $25 billion
      0.2960% of the next $50 billion
      0.2950% of the next $100 billion
      0.2940% of the next $100 billion
      0.2930% of the next $200 billion
      0.2920% of the next $250 billion
      0.2910% of the next $500 billion
      0.2900% of the average daily net assets over $1,250 billion


42      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 1997

  The following total expenses, incurred under the new management agreement, are included in Investment Advisory Fees in the Statements of Operations:

                      TAX-FREE         MUNICIPAL
                        MONEY            MONEY
                       MARKET           MARKET        HIGH-YIELD       INSURED
--------------------------------------------------------------------------------
                      175,943         $ 72,001         $ 88,054        $ 82,49

  Total expenses and the ratio of operating expenses to average net assets, under the previous agreement, for the eleven months ended July 31, 1997 were as follows:

                      TAX-FREE        MUNICIPAL
                        MONEY           MONEY
                       MARKET           MARKET        HIGH-YIELD       INSURED
--------------------------------------------------------------------------------
Total expenses .......$1,909,874        $885,099        $753,884       $837,614

Ratio of operating
expenses  to average
net assets ...........     0.49%           0.52%           0.50%          0.48%

  As of August 31, 1997, High-Yield had invested $4,257 in shares of Municipal Money Market and Insured had invested $1,141 in shares of Tax-Free Money Market. The terms of such transactions were identical to those with non-related entities except that, to avoid duplicative management fees, High-Yield and Insured did not pay ACIM management fees with respect to assets invested in Municipal Money Market and Tax-Free Money Market.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of securities, excluding short-term investments, for High-Yield and Insured totaled $113,120,496 and $86,968,311, respectively. Sales of securities, excluding short-term investments, for High-Yield and Insured totaled $75,579,758 and $93,059,630, respectively.

    As of August 31, 1997, accumulated net unrealized appreciation for High-Yield and Insured was $8,884,198 and $10,485,429, respectively, consisting of unrealized appreciation of $9,074,857 and $10,628,292, respectively, and unrealized depreciation of $190,659 and $142,863, respectively. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       43


                             FINANCIAL HIGHLIGHTS
                       CALIFORNIA TAX-FREE MONEY MARKET

                   For a Share Outstanding Throughout the Years Ended August 31

                                          1997           1996            1995           1994           1993

PER-SHARE DATA

Net Asset Value,
Beginning of Year .....................   $1.00          $1.00           $1.00          $1.00          $1.00
                                       ----------     ----------      ----------     ----------     ----------
Income From Investment Operations

  Net Investment Income ...............   0.03           0.03            0.03           0.02           0.02
                                       ----------     ----------      ----------     ----------     ----------
Distributions

  From Net Investment Income ..........  (0.03)         (0.03)          (0.03)         (0.02)         (0.02)
                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of Year ..........   $1.00          $1.00           $1.00          $1.00          $1.00
                                       ==========     ==========      ==========     ==========     ==========
  Total Return(1) .....................   3.17%          3.12%           3.31%          2.09%          2.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................   0.49%          0.49%           0.52%          0.50%          0.51%

Ratio of Net Investment Income
to Average Net Assets .................   3.10%          3.12%           3.28%          2.07%          2.09%

Net Assets, End
of Year (in thousands) ................ $417,784       $425,846        $414,099       $371,074       $338,731

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
distributions, if any.

See Notes to Financial Statements


44      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

                   For a Share Outstanding Throughout the Years Ended August 31

                                         1997           1996            1995           1994           1993

PER-SHARE DATA

Net Asset Value,
Beginning of Year ....................   $1.00          $1.00           $1.00          $1.00          $1.00
                                      ----------     ----------      ----------     ----------     ----------
Income From Investment Operations

  Net Investment Income ..............   0.03           0.03            0.03           0.02           0.02
                                      ----------     ----------      ----------     ----------     ----------
Distributions

  From Net Investment Income .........  (0.03)         (0.03)          (0.03)         (0.02)         (0.02)
                                      ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of Year .........   $1.00          $1.00           $1.00          $1.00          $1.00
                                      ==========     ==========      ==========     ==========     ==========
  Total Return(1) ....................   3.15%          3.23%           3.35%          2.15%          2.25%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................   0.52%          0.53%           0.53%          0.51%          0.46%

Ratio of Net Investment Income
to Average Net Assets ................   3.10%          3.20%           3.31%          2.13%          2.21%

Net Assets, End
of Year (in thousands) ............... $170,477       $196,520        $191,722       $243,701       $247,621

(1) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       45


                             FINANCIAL HIGHLIGHTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

                   For a Share Outstanding Throughout the Years Ended August 31

                                           1997           1996            1995           1994           1993

PER-SHARE DATA

Net Asset Value,
Beginning of Year .....................    $9.27          $9.11           $9.06          $9.66          $9.12
                                        ----------     ----------      ----------     ----------     ----------
Income From Investment Operations

  Net Investment Income ...............    0.55           0.56            0.56           0.56           0.57

  Net Realized and Unrealized

  Gain (Loss)
  on Investment Transactions ..........    0.41           0.16            0.05          (0.48)          0.54
                                        ----------     ----------      ----------     ----------     ----------
  Total From Investment Operations ....    0.96           0.72            0.61           0.08           1.11
                                        ----------     ----------      ----------     ----------     ----------
Distributions

  From Net Investment Income ..........   (0.55)         (0.56)          (0.56)         (0.56)         (0.57)

  From Net Realized Capital Gains .....     --             --              --           (0.12)           --
                                        ----------     ----------      ----------     ----------     ----------
  Total Distributions .................   (0.55)         (0.56)          (0.56)         (0.68)         (0.57)
                                        ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of Year ..........    $9.68          $9.27           $9.11          $9.06          $9.66
                                        ==========     ==========      ==========     ==========     ==========
  Total Return(1) .....................   10.61%          8.02%           7.09%          0.87%         12.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................    0.50%          0.51%           0.51%          0.51%          0.55%

Ratio of Net Investment Income
to Average Net Assets .................    5.77%          5.99%           6.30%          6.02%          6.14%

Portfolio Turnover Rate ...............     46%            36%             40%            43%            27%

Net Assets, End
of Year (in thousands) ................  $192,831       $144,675        $116,166       $116,000       $114,564

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


46      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                          CALIFORNIA INSURED TAX-FREE

                   For a Share Outstanding Throughout the Years Ended August 31

                                          1997           1996            1995           1994           1993

PER-SHARE DATA

Net Asset Value,
Beginning of Year .....................  $10.00         $9.89            $9.67         $10.64          $9.97
                                       ----------     ----------      ----------     ----------     ----------
Income From Investment Operations

  Net Investment Income ...............   0.53           0.53            0.53           0.53           0.55

  Net Realized and Unrealized

  Gain (Loss)
  on Investment Transactions ..........   0.37           0.11            0.22          (0.69)          0.76
                                       ----------     ----------      ----------     ----------     ----------
  Total From
  Investment Operations ...............   0.90           0.64            0.75          (0.16)          1.31
                                       ----------     ----------      ----------     ----------     ----------
Distributions

  From Net Investment Income ..........  (0.53)         (0.53)          (0.53)         (0.53)         (0.55)

  From Net Realized Capital Gains .....    --             --              --           (0.21)         (0.09)

  In Excess of Net Realized Gains .....    --             --              --           (0.07)           --
                                       ----------     ----------      ----------     ----------     ----------
  Total Distributions .................  (0.53)         (0.53)          (0.53)         (0.81)         (0.64)
                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value,
End of Year ...........................  $10.37         $10.00           $9.89          $9.67         $10.64
                                       ==========     ==========      ==========     ==========     ==========
  Total Return(1) .....................   9.25%          6.60%           8.09%         (1.68)%        13.74%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................   0.48%          0.49%           0.50%          0.49%          0.52%

Ratio of Net Investment Income
to Average Net Assets .................   5.23%          5.30%           5.54%          5.20%          5.37%

Portfolio Turnover Rate ...............    46%            43%             40%            47%            61%

Net Assets, End
of Year (in thousands) ................ $189,145       $191,811        $178,913       $189,439       $223,440

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       47


                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
American Century California Tax-Free and Municipal Funds

    We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of American Century - Benham California Tax-Free Money Market Fund, American Century - Benham California Municipal Money Market Fund, American Century - Benham California High-Yield Municipal Fund and American Century - Benham California Insured Tax-Free Fund (four of the series issued by American Century California Tax-Free and Municipal Funds) (the Funds) as of August 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

Kansas City, Missouri
October 3, 1997


48      INDEPENDENT AUDITORS' REPORT           AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To vote on the selection by the Board of Directors of Coopers & Lybrand LLP as independent auditors for the Trust.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             241,656,635                112,322,442
    Withheld:                          6,410,023                  2,904,734
    Abstain:                           2,485,441                    998,875

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                              10,856,154                 11,518,249
    Withheld:                            166,594                    267,239
    Abstain:                             128,887                    164,667

PROPOSAL 2:

    To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             229,047,338                106,710,052
    Against:                          18,494,895                  8,360,590
    Abstain:                           3,009,866                  1,155,409
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,402,325                 10,762,211
    Against:                             838,500                    866,737
    Abstain:                             220,973                    213,680
    Broker Non-Vote:                     689,837                    107,527

PROPOSAL 3:

    To vote on the adoption of standardized investment limitations for the following items:

* Amend the fundamental investment limitation concerning the issuance of senior securities.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             221,002,847                105,552,176
    Against:                          22,798,299                  8,141,215
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,081,212                 10,267,347
    Against:                           1,152,973                  1,210,996
    Abstain:                             227,613                    364,285
    Broker Non-Vote:                     689,837                    107,527

*   Amend the fundamental investment limitation concerning borrowing.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             221,084,256                103,613,020
    Against:                          22,716,890                 10,080,371
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,039,560                 10,293,494
    Against:                           1,197,015                  1,222,471
    Abstain:                             225,223                    326,663
    Broker Non-Vote:                     689,837                    107,527


ANNUAL REPORT                                  PROXY VOTING RESULTS       49


                             PROXY VOTING RESULTS

*    Amend the fundamental investment limitation concerning lending.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             220,858,725                101,432,833
    Against:                          22,942,421                 12,260,558
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,025,790                 10,310,471
    Against:                           1,208,378                  1,201,778
    Abstain:                             227,630                    330,379
    Broker Non-Vote:                     689,837                    107,527

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             220,852,822                101,398,835
    Against:                          22,948,324                 12,294,556
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,019,416                 10,307,243
    Against:                           1,208,324                  1,203,062
    Abstain:                             234,058                    332,323
    Broker Non-Vote:                     689,837                    107,527

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             220,791,156                103,573,882
    Against:                          23,009,990                 10,119,509
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               8,993,331                 10,284,325
    Against:                            1,227,138  1,211,960
    Abstain:                             241,329                    346,343
    Broker Non-Vote:                     689,837                    107,527

*   Eliminate  the  fundamental   limitation   concerning  investment  in  other
    investment companies.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             220,977,620                101,387,158
    Against:                          22,823,526                 12,306,233
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,004,171                 10,267,530
    Against:                           1,222,840                  1,227,105
    Abstain:                             234,787                    347,993
    Broker Non-Vote:                     689,837                    107,527

50      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning investments in real estate.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             221,005,943                101,419,840
    Against:                          22,795,203                 12,273,551
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,035,227                 10,323,443
    Against:                           1,192,503                  1,192,927
    Abstain:                             234,068                    326,258
    Broker Non-Vote:                     689,837                    107,527

*   Amend the fundamental investment limitation concerning underwriting.

                                   TAX-FREE                  MUNICIPAL

                                 MONEY MARKET              MONEY MARKET

    For:                             220,849,983                101,411,170
    Against:                          22,951,163                 12,282,221
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,015,823                 10,311,781
    Against:                           1,199,201                  1,199,437
    Abstain:                             246,774                    331,410
    Broker Non-Vote:                     689,837                    107,527

*   Amend the fundamental investment limitation concerning commodities.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             221,022,087                103,613,020
    Against:                          22,779,059                 10,080,371
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               8,994,356                 10,284,761
    Against:                           1,219,863                  1,230,404
    Abstain:                             247,579                    327,463
    Broker Non-Vote:                     689,837                    107,527

*   Eliminate the fundamental limitation concerning short sales.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             221,013,879                103,449,742
    Against:                          22,787,267                 10,243,649
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,023,529                 10,291,880
    Against:                           1,208,596                  1,220,251
    Abstain:                             229,673                    330,497
    Broker Non-Vote:                     689,837                    107,527


ANNUAL REPORT                                  PROXY VOTING RESULTS       51


                             PROXY VOTING RESULTS

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             221,543,957                105,548,619
    Against:                          22,257,189                  8,144,772
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,023,981                 10,319,788
    Against:                           1,193,808                  1,190,901
    Abstain:                             244,009                    331,939
    Broker Non-Vote:                     689,837                    107,527

*   Eliminate the fundamental investment limitation concerning warrants.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             220,892,215                103,829,466
    Against:                          22,908,931                  9,863,925
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,029,106                 10,248,149
    Against:                           1,193,692                  1,226,131
    Abstain:                             239,000                    368,348
    Broker Non-Vote:                     689,837                    107,527

* Eliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development programs.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             220,508,031                103,350,731
    Against:                          23,293,115                 10,342,660
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,019,933                 10,276,150
    Against:                           1,207,621                  1,235,173
    Abstain:                             234,244                    331,305
    Broker Non-Vote:                     689,837                    107,527

* Eliminate the fundamental investment limitations concerning investments in securities owned by officers and directors.

                                   TAX-FREE                  MUNICIPAL
                                 MONEY MARKET              MONEY MARKET

    For:                             220,939,154                103,419,382
    Against:                          22,861,992                 10,274,009
    Abstain:                           6,750,953                  2,532,660
    Broker Non-Vote:                           0                          0

                                  HIGH-YIELD                  INSURED
                                   MUNICIPAL                 TAX-FREE

    For:                               9,029,927                 10,237,515
    Against:                           1,212,924                  1,239,362
    Abstain:                             218,947                    365,751
    Broker Non-Vote:                     689,837                    107,527


52      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       53


                                     NOTES


54      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       55


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

    CALIFORNIA TAX-FREE MONEY MARKET and CALIFORNIA MUNICIPAL MONEY MARKET seek to provide interest income exempt from both federal and California state income taxes while maintaining a stable share price by investing in high-quality
California municipal money market securities with remaining maturities of 13 months or less. There can be no assurance that these funds will be able to maintain a stable net asset value per share.

    CALIFORNIA HIGH-YIELD MUNICIPAL seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in California municipal securities. The fund typically invests a portion of its assets in lower-quality and unrated securities. The fund is managed to maintain an average maturity of 10 years or more.

    CALIFORNIA INSURED TAX-FREE seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in insured California municipal securities. The fund is managed to maintain an average maturity of 10 years or more.

COMPARATIVE INDICES

    The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     THE LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The average maturity of the index is approximately 27 years.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper categories for the California Tax-Free and Municipal funds are:

    CALIFORNIA   TAX-EXEMPT  MONEY  MARKET  FUNDS  (Tax-Free  Money  Market  and
Municipal Money Market)--funds that invest in high-quality California municipal obligations with dollar-weighted average maturities of less than 90 days.

    CALIFORNIA MUNICIPAL DEBT FUNDS (High-Yield Municipal)--funds that invest at least 65% of assets in securities that are exempt from taxation in California.

    CALIFORNIA INSURED MUNICIPAL DEBT FUNDS (Insured Tax-Free)--funds that invest at least 65% of assets in securities that are exempt from taxation in California and insured as to timely payment of interest and repayment of principal.

INVESTMENT TEAM LEADERS

  Portfolio Managers                             Dave MacEwen
                                                 Todd Pardula

  Portfolio Manager and
  Credit Research Director                       Steven Permut


56      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 44-47.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* COUPON--the stated interest rate of a security.

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION-- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets.

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER--instruments with income subject to the federal alternative minimum tax.

* COMMERCIAL PAPER (CP)--high-grade short-term securities backed by a line of credit from a bank.

* COPS (CERTIFICATES OF PARTICIPATION)/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* MUNICIPAL NOTES--securities with maturities of two years or less.

* PREREFUNDED/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

*   TAX-ALLOCATION   BONDS--securities   issued  to  finance   improvements   in
redevelopment areas (such as urban neighborhoods).

* VRDNS--variable rate demand notes that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


ANNUAL REPORT                                              GLOSSARY       57

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American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

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INTERNET: www.americancentury.com


AMERICAN CENTURY CALIFORNIA TAX-FREE &
MUNICIPAL FUNDS


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS  REPORT  AND  THE   STATEMENTS   IT
CONTAINS ARE  SUBMITTED  FOR THE GENERAL
INFORMATION  OF  OUR  SHAREHOLDERS.  THE
REPORT    IS    NOT    AUTHORIZED    FOR
DISTRIBUTION  TO  PROSPECTIVE  INVESTORS
UNLESS  PRECEDED  OR  ACCOMPANIED  BY AN
EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


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